              As filed with the Securities and Exchange Commission
                                on July 11, 2001
--------------------------------------------------------------------------------

                                                       Registration No. 33-_____

--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14

                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

      [ ] Pre-Effective Amendment No. __ [ ] Post-Effective Amendment No. __


                        Scudder International Fund, Inc.
               (Exact Name of Registrant as Specified in Charter)

                 Area Code and Telephone Number: (617) 295-2565

                                 345 Park Avenue
                            New York, New York 10154
                      ------------------------------------
               (Address of Principal Executive Offices) (Zip code)

                                Caroline Pearson
                        Zurich Scudder Investments, Inc.
                                 345 Park Avenue
                            New York, New York 10154
                        --------------------------------
                     (Name and Address of Agent for Service)

                                   copies to:

                  Joseph R. Fleming, Esq.                                    Rose F. DiMartino, Esq.
                          Dechert                                            Willkie Farr & Gallagher
              Ten Post Office Square - South                                    787 Seventh Avenue
                   Boston, MA 02109-4603                                     New York, NY 10019-6099

Approximate date of proposed public offering: Registrant proposes that this Registration Statement become effective on August 14, 2001 pursuant to Rule 488 under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Shares of Capital Stock, $.01 par value per share, of Scudder Latin America Fund, a series of the Registrant.

Registrant has registered an indefinite amount of securities pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended; accordingly, no fee is payable herewith.

                                   CONTENTS OF
                             REGISTRATION STATEMENT

This Registration Statement contains the following pages and documents:

Front Cover

Contents Page

Letter to Stockholders

Notice of Annual Meeting

Questions and Answers

Part A - Prospectus/Proxy Statement

Part B - Statement of Additional Information

Part C - Other Information

Signature Page

Exhibits

                            THE ARGENTINA FUND, INC.
                            ------------------------
                             YOUR VOTE IS IMPORTANT

                                                                 August 24, 2001
Dear Stockholder:

                The Board of Directors of The Argentina Fund, Inc. (the "Argentina Fund") has unanimously approved a proposal for the acquisition of the Argentina Fund (the "Acquisition") by another fund managed by Zurich Scudder Investments, Inc. Under the terms of the proposal, Scudder International Fund, Inc., on behalf of its series Scudder Latin America Fund (the "Latin America Fund"), would acquire all of the assets and assume all of the liabilities of the Argentina Fund. If the Acquisition is approved by the Argentina Fund stockholders and implemented, each stockholder of the Argentina Fund would become a stockholder of the Latin America Fund, and the Argentina Fund would thereafter be liquidated and dissolved.

                Stockholders will be asked to consider and approve the Acquisition at the Annual Meeting of Stockholders of the Argentina Fund to be held at 2 p.m., Eastern time, on Tuesday, October 16, 2001 at the offices of Zurich Scudder Investments, Inc. ("ZSI"), 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. At the annual meeting, stockholders also will also be asked to elect two (2) nominees standing for election to the Argentina Fund's Board of Directors.

                The Board of Directors and ZSI, the investment adviser of both the Argentina Fund and the Latin America Fund, believe that the Acquisition is in the best interests of the Argentina Fund and its stockholders. Due to structural changes in the Argentine markets over the past few years, there has been a dramatic decrease in stocks listed, market capitalization, liquidity and new securities issuances in Argentina. Given the recent trends in the stock market and the longer-term outlook on the evolution of the marketplace, ZSI no longer believes that a closed-end, narrowly focused (i.e., single country) investment vehicle is a viable alternative in Argentina. Further, due to the factors noted above, ZSI does not believe that there will be sufficient opportunities available to invest at least 80% of the Argentina Fund's assets in Argentina alone (as will be required in the future by a new Securities and Exchange Commission rule) and realize a beneficial return for stockholders. As a result, the Board of Directors believes that the Acquisition would provide Argentina Fund stockholders with the benefits of a fund (i.e., the Latin America
Fund) which provides greater investment opportunities across the Latin American region and is not susceptible to the risks associated with a single-country investment focus. Further, in addition to its size and performance, the Latin America Fund has established market recognition from the brokerage community, as well as an established track record in Latin American investments. Finally, the Acquisition will allow Argentina Fund stockholders to benefit from the open-end form of the Latin America Fund by redeeming shares at net asset value (less any applicable redemption fee), rather than by selling them at a discount from net asset value of the type that has characterized the Argentina Fund's shares from time to time.

                The Argentina Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing, under normal market conditions, at least 65% of its assets in equity securities of Argentine issuers. The Latin America Fund's investment objective is also long-term capital appreciation, which it seeks to achieve by investing at least 65% of its total assets in Latin American common stocks and other equities. The accompanying Prospectus/Proxy Statement describes the proposed Acquisition and compares the investment policies, operating expenses, and performance histories of the Funds in more detail.

                THE BOARD OF DIRECTORS OF THE ARGENTINA FUND BELIEVES THAT THE PROPOSED ACQUISITION AND THE ELECTION OF THE NOMINEES IS IN THE BEST INTERESTS OF STOCKHOLDERS AND RECOMMENDS THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE IN FAVOR OF THE ACQUISITION AND THE ELECTION OF THE NOMINEES.

                Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your signed proxy card after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Georgeson Shareholder Communications Inc. ("GSC"), reminding you to vote your shares. If you prefer, you can fax the proxy card to GSC, Attn.: Proxy Department, at (800) 733-1885. We also encourage you to vote by telephone or through the Internet. Proxies may be voted by telephone by calling (888) 831-7069 between the hours of 9:00 a.m. and 11:00 p.m. (Eastern time) or through the Internet using the Internet address located on your proxy card.

                Voting by fax, telephone or through the Internet will reduce the time and costs associated with the proxy solicitation. When the Argentina Fund records proxies by telephone or through the Internet, it will use procedures designed to (i) authenticate stockholders' identities, (ii) allow stockholders to authorize the voting of their shares in accordance with their instructions and (iii) confirm that their instructions have been properly recorded. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder. We have been advised that the Internet voting procedures that have been made available to you are consistent with the requirements of applicable law.

                Whichever voting method you choose, please read the full text of the Prospectus/Proxy Statement before you vote.

                If you have any questions regarding the proposed Acquisition, please feel free to call our proxy solicitors, GSC, at (888) 831-7069 who will be pleased to assist you.

                IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED PROMPTLY.

Respectfully,


-----------------------------
Nicholas Bratt
Chairman of the Board of Directors
and President

                            THE ARGENTINA FUND, INC.

                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To Be Held on October 16, 2001

                Please take notice that the Annual Meeting of Stockholders (the "Meeting") of The Argentina Fund, Inc. (the "Argentina Fund") has been called to be held at the offices of Zurich Scudder Investments, Inc., 345 Park Avenue (at 51st Street), New York, New York 10154, on October 16, 2001, at 2 p.m., Eastern time, for the following purposes:

        1. To approve an Agreement and Plan of Reorganization dated as of ________, 2001 (the "Plan") between the Argentina Fund and Scudder International Fund, Inc. ("SIF"), on behalf of Scudder Latin America Fund (the "Latin America Fund"), a series of SIF, whereby (i) SIF on behalf of the Latin America Fund would acquire all the assets and assume all the liabilities of the Argentina Fund, (ii) SIF would issue Class M shares of the Latin America Fund (the "Latin America Fund Shares") to the Argentina Fund in exchange therefor, (iii) such Latin America Fund Shares would be distributed to stockholders of the Argentina Fund in liquidation of the Argentina Fund, and (iv) the Argentina Fund would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940, as amended, and its shares would be de-listed from trading on the New York Stock Exchange, Inc.; and

        2. To elect two Directors of the Argentina Fund to hold office for a term of three years or until their respective successors shall have been duly elected and qualified.

                THE BOARD OF DIRECTORS OF THE ARGENTINA FUND UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE PLAN AND TO ELECT THE NOMINEES STANDING FOR ELECTION AS DIRECTORS.

                The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any adjournments thereof. Holders of record of the shares of common stock of the Argentina Fund at the close of business on August 16, 2001 are entitled to vote at the Meeting and any adjournments thereof.

By Order of the Board of Directors


John Millette, Secretary

August 24, 2001


IMPORTANT -- WE URGE YOU TO VOTE BY COMPLETING AND RETURNING YOUR PROXY CARD(s), BY TELEPHONE OR THROUGH THE INTERNET. YOUR PROMPT VOTE MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE MEETING. IF YOU CAN ATTEND THE MEETING AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                 IMPORTANT NEWS FOR ARGENTINA FUND STOCKHOLDERS

        While we encourage you to read the full text of the enclosed Prospectus/Proxy Statement, here is a brief overview of some matters affecting your Fund that will be the subject of a stockholder vote.

Q:      WHAT IS HAPPENING?

A: The principal action before stockholders is the approval of an Agreement and Plan of Reorganization (the "Plan") whereby all of the assets of The Argentina Fund, Inc. (the "Argentina Fund") would be transferred in a tax-free reorganization to Scudder Latin America Fund (the "Latin America Fund"), an open-end series of Scudder International Fund, Inc. ("SIF"). Like your Fund, the Latin America Fund is also managed by Zurich Scudder Investments, Inc. ("ZSI").

Q:      WHAT WILL HAPPEN TO MY SHARES IF THE ACQUISITION IS APPROVED?

A: You will become a stockholder of the Latin America Fund, an open-end investment company, at the closing date and will no longer be a stockholder of the Argentina Fund, which will dissolve. At the time of closing, you will receive newly issued Class M shares of the Latin America Fund with a total net asset value equal to the total net asset value of your investment in the Argentina Fund at the time of the closing. Please see the enclosed Prospectus/Proxy Statement for information on the Class M shares of the Latin America Fund.

Q:      WHAT IS THE DIFFERENCE BETWEEN A CLOSED-END AND AN OPEN-END INVESTMENT
        COMPANY?

A: Closed-end investment companies, like the Argentina Fund, generally do not redeem their outstanding shares or engage in the continuous sale of new shares and their shares are typically traded on a securities exchange. Thus, persons wishing to buy or sell closed-end fund shares generally must do so through a broker-dealer and pay or receive the market price per share (plus or minus any applicable commissions). The market price may be more (a premium) or less (a discount) than the net asset value per share of the closed-end fund.

        Open-end investment companies, like the Latin America Fund, issue shares that can be redeemed or sold back to the fund generally at the fund's net asset value per share. Moreover, open-end investment companies issue new shares at the fund's offering price, which is net asset value per share plus any applicable sales charge. Since they must be ready to redeem their shares on a daily basis, open-end funds may not be as fully invested as closed-end funds and may also have higher operating expenses, both of which may affect performance.

Q:      WHY IS THE BOARD RECOMMENDING THIS ACTION?

A: ZSI advised the Board of Directors of the Argentina Fund that due to structural changes in the Argentine markets over the past few years, there has been a dramatic decrease in stocks listed, market capitalization, liquidity and new securities issuances in Argentina. Given the recent trends in the stock market and the longer-term outlook on the evolution of the marketplace, ZSI no longer believes that a closed-end, narrowly focused (i.e., single country) investment vehicle is a viable alternative in Argentina. For these reasons, ZSI does not believe that there will be sufficient opportunities available to invest at least 80% of the Argentina Fund's assets in Argentina alone (as will be required in the near future by a new Securities and Exchange Commission rule) and realize a beneficial return for stockholders.

Q:      WHY DOES THE BOARD BELIEVE THAT THE ACQUISITION BENEFITS STOCKHOLDERS?

A: The Board of Directors believes that the Acquisition would provide stockholders with the benefits of a fund (i.e., the Latin America Fund) which, as a result of a broader geographic investment focus, is not susceptible to the risks associated with a single-country investment focus and provides greater investment opportunities across the Latin American region. Further, in addition to its size and performance, the Latin America Fund has established market appeal and a basis for continuing support from the brokerage community, as well as an established track record in Latin American investments. Finally, the Acquisition will allow stockholders to benefit from the open-end form of the Latin America Fund by redeeming shares at net asset value (less any applicable redemption fee), rather than at a discount from net asset value as is currently the case with the Argentina Fund.

Q:      DO THE FUNDS HAVE SIMILAR INVESTMENT OBJECTIVES?

A: Yes. The Funds have the same investment objective (i.e., long-term capital appreciation) and, except for differences related to their varying geographic focuses, similar investment policies, limitations and risks. The primary difference in the investment policies of the Funds is the geographic focus of their investments -- the Latin America Fund invests at least 65% of total assets in Latin American common stocks and other equities, while the Argentina Fund currently invests at least 65% of its assets in equity securities of Argentine issuers. The Board of Directors has approved a change in the Argentina Fund's investment policy to take effect only if the Plan is approved by stockholders that would require the Argentina Fund to invest, under normal market conditions, at least 65% of its assets in securities of Latin American issuers. After approval of the Plan by stockholders and prior to the closing of the Acquisition, the Argentina Fund intends to implement this change in policy, which will have the effect of significantly reducing the Argentina Fund's holdings of Argentine equity securities. For additional information regarding the differences between the Funds, please refer to the enclosed Prospectus/Proxy Statement.

Q:      WHO ARE THE PORTFOLIO MANAGERS OF THE LATIN AMERICA FUND?

A: Paul H. Rogers, the portfolio manager of the Argentina Fund, is also the lead portfolio manager of the Latin America Fund. Tara Kenney assists Mr. Rogers in the management of the Latin America Fund.

Q:      DOES THE ACQUISITION INVOLVE ANY RISKS?

A: If a significant number of former Argentina Fund stockholders redeem their shares in the Latin America Fund immediately or soon after the Acquisition, the Latin America Fund could be adversely affected because of lost economies of scale and portfolio management disruption. A decrease in net assets could result in less diversification or in smaller portfolio positions in investments, which could adversely affect the Latin America Fund's total return performance.

Q:      WHAT ARE THE FEES AND EXPENSES OF THE LATIN AMERICA FUND?

A: The Acquisition will result in higher total operating expenses for former Argentina Fund stockholders. For the twelve months ended April 30, 2001, the Argentina Fund had total annual operating expenses of 1.52% of average weekly net assets. The pro forma expense ratio of the Latin America Fund Class M shares is estimated to be approximately 1.87% of average daily net assets after giving effect to the Acquisition. Please see the enclosed Prospectus/Proxy Statement for information on the comparative fees and expenses (including pro forma expenses) of the Funds.

Q:      WHAT ARE THE TAX CONSEQUENCES OF THE ACQUISITION?

A: The Acquisition is structured to be "tax free" for federal income tax purposes for the stockholders of the Argentina Fund and the Latin America Fund. However, increased portfolio activity due to redemption requests following the Acquisition could result in the realization of significant capital gains by the Latin America Fund, which would be distributed to its stockholders. These distributions would be taxable to stockholders who receive them. In an attempt to minimize adverse income tax consequences for non-redeeming stockholders and in order to offset brokerage and other transaction fees and charges related to redemptions by former Argentina Fund stockholders, the Latin America Fund will impose a 2% fee on all redemptions (including redemptions paid in-kind and exchanges) of shares issued in the Acquisition during the first year following the transaction. During that one-year period, former Argentina Fund stockholders will have the option to receive redemption proceeds in cash or in-kind to the extent the redemption request exceeds $500,000 (a "Large Redemption") during any 90-day period. The Latin America Fund will have up to 7 days from the date the election is received by the transfer agent to pay the proceeds of any such Large Redemption.

Q:      ARE THERE ANY OTHER TAX MATTERS THAT I SHOULD CONSIDER?

A: If the Plan is approved by stockholders, the Argentina Fund will reduce the amount invested in Argentine issuers. It is a condition to the closing that, calculated on the closing date, the securities of Argentine issuers held by the Funds on a combined basis will not exceed 10% of the aggregate net assets of the Funds. The sale of portfolio securities by the Argentina Fund prior to the Acquisition may result in selling securities at a disadvantageous time and could result in the Argentina Fund's realizing gains or losses that would not otherwise have been realized. The Argentina Fund intends to pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Acquisition. The amount of any dividend actually paid will depend on a number of factors, such as changes in the value of the Argentina Fund's holdings and the extent of liquidation of Argentine securities between the date of the stockholders' meeting and the closing of the Acquisition.

Q:      WHAT IS AN IN-KIND REDEMPTION?

A: An in-kind redemption is when a stockholder receives portfolio securities rather than cash upon redemption of his or her open-end fund shares. If former Argentina Fund stockholders elect to receive Large Redemptions in-kind, the Latin America Fund may avoid having to sell appreciated portfolio securities and realizing capital gains. As a result, the Latin America Fund may avoid distributing capital gains to remaining stockholders of the Latin America Fund as a consequence of Large Redemptions. Please see the enclosed Prospectus/Proxy Statement for information on the methodology for processing in-kind redemptions.

Q:      WHY IS THERE A 2% REDEMPTION FEE?

A: The redemption fee, payable to the Latin America Fund, is designed to minimize adverse tax consequences for non-redeeming stockholders, to protect the long-term stockholders (including present Latin America Fund stockholders) from brokerage and other transactional expenses that would be incurred by the Latin America Fund when former Argentina Fund stockholders choose to redeem during the first year following the Acquisition, and to discourage short-term trading in a vehicle intended for long-term investment. The 2% fee on redemptions in-kind by Class M stockholders is intended to mitigate the extraordinary administrative costs associated with processing in-kind redemptions.

Q:      WHAT IS THE TIMING OF THE ACQUISITION?

A: The closing is expected to take place on December 14, 2001, or such other earlier or later date as the parties may agree to in writing and upon 10 days prior notice to the stockholders of the Argentina Fund, such notice to be given exclusively by issuance of a press release by the Argentina Fund through customary channels.

Q:      WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?

A: You are being asked to elect two (2) nominees standing for election to the Argentina Fund's Board of Directors. If the Plan is approved and the Acquisition is consummated, the Directors of the Argentina Fund will not serve as Directors of SIF.

Q:      WHEN IS THE MEETING?

A: The meeting will be held on October 16, 2001 at 2 p.m., Eastern Time at the offices of ZSI, 345 Park Avenue (at 51st Street), New York, NY 10154.

Q:      WHAT HAPPENS IF STOCKHOLDERS DO NOT APPROVE THE ACQUISITION?

A: If the Acquisition is not approved, the Board of Directors will consider other possible courses of action, including resubmitting the Acquisition proposal to stockholders.

Q:      HOW DOES THE BOARD OF DIRECTORS RECOMMEND I VOTE?

A: After careful consideration, the Directors of your Fund, including those who are not affiliated with ZSI, recommend that you vote FOR the Acquisition and FOR the nominees standing for election to the Board of Directors.

Q:      WHY IS MY VOTE IMPORTANT?

A: Stockholders have a responsibility to vote on important matters affecting their Fund investments.

Q:      WHOM DO I CALL FOR MORE INFORMATION?

A: Please call Georgeson Shareholder Communications Inc., your Fund's information agent, at (888) 831-7069.

                  NO MATTER HOW MANY SHARES YOU OWN, YOUR VOTE
                   --AND ITS TIMELINESS--ARE ALSO IMPORTANT.
             PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD TODAY!

                   SUBJECT TO COMPLETION, DATED JULY 11, 2001

                           PROSPECTUS/PROXY STATEMENT

                                 AUGUST 14, 2001

                          ACQUISITION OF THE ASSETS OF

                            THE ARGENTINA FUND, INC.
                                 345 PARK AVENUE
                               NEW YORK, NEW YORK
                                 (800) 349-4281

                        BY AND IN EXCHANGE FOR SHARES OF

                           SCUDDER LATIN AMERICA FUND
                 (A SERIES OF SCUDDER INTERNATIONAL FUND, INC.)
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154
                                 (800) 728-3337

                This Prospectus/Proxy Statement is being furnished in connection with the Annual Meeting of Stockholders of The Argentina Fund, Inc. (the "Argentina Fund"), a Maryland corporation, to be held on October 16, 2001 at 2 p.m., Eastern Time, (the "Meeting"), at the offices of Zurich Scudder Investments, Inc. ("ZSI"), 345 Park Avenue (at 51st Street), New York, New York, 10154, or any adjournments thereof. This Prospectus/Proxy Statement, along with a Notice of the Meeting and proxy card, is first being mailed to stockholders of the Argentina Fund on or about August 24, 2001.

                At the Meeting, the stockholders of the Argentina Fund will be asked to consider and approve an Agreement and Plan of Reorganization (the "Plan") that provides for the Argentina Fund to transfer to Scudder International Fund, Inc. ("SIF"), a Maryland corporation, on behalf of its series, the Scudder Latin America Fund (the "Latin America Fund"), (each a "Fund," and together the "Funds") all of its assets in exchange for shares of the Latin America Fund and the assumption by SIF on behalf of the Latin America Fund of the Argentina Fund's liabilities; such shares of the Latin America Fund would be distributed to stockholders of the Argentina Fund in liquidation of that Fund; and the Argentina Fund would subsequently be dissolved (hereinafter referred to as the "Acquisition"). A form of the Plan is attached as Exhibit A to this Prospectus/Proxy Statement. THE BOARD OF DIRECTORS OF THE ARGENTINA FUND HAS UNANIMOUSLY APPROVED THE PLAN AS BEING IN THE BEST INTEREST OF THE ARGENTINA FUND AND ITS STOCKHOLDERS.

                The Argentina Fund is a non-diversified, closed-end management investment company organized as a Maryland corporation. The Argentina Fund's investment objective is long-term capital appreciation, which it currently seeks to achieve by investing, under normal market conditions, at least 65% of its assets in equity securities of Argentine issuers. The Argentina Fund may invest up to 30% of its assets in bonds, notes or debentures of any maturity issued or guaranteed by the government of the Republic of Argentina and Argentine companies, and in repurchase agreements relating to Argentine securities. The Argentina Fund may also invest up to 20% of its assets in securities of issuers headquartered or based in countries that are full or associate members of Mercosur (excluding Argentina, for which no percentage limitation applies), consistent with the investment objective of the Fund. Not more than 5% of the Argentina Fund's assets may be invested in debt securities that would be comparable to securities rated C or below by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") (commonly known as "junk bonds").

                The Latin America Fund is a non-diversified series of SIF, which is an open-end management investment company comprised of five outstanding series. Like the Argentina Fund, the Latin America Fund's investment objective is long-term capital appreciation. The Latin America Fund, however, seeks to achieve its investment objective by investing at least 65% of its total assets in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). Although the Latin America Fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru. The Latin America Fund may also invest up to 35% of its total assets in debt securities, 10% of which may include junk bonds (i.e., rated BB or below by S&P and Ba or below by Moody's at the time of purchase).

                As noted and further discussed herein, although the Argentina Fund and the Latin America Fund have the same investment objective, there are two significant differences between the Funds: (1) the Argentina Fund focuses its investments on Argentine issuers while the Latin America Fund invests throughout Latin America and (2) the Argentina Fund is a closed-end fund with shares trading on the New York Stock Exchange while the Latin America Fund is an open-end fund issuing redeemable securities. The other investment policies of the Latin America Fund are similar to those of the Argentina Fund except for those differences described under "Comparison of Investment Objectives and Policies" in this Prospectus/Proxy Statement. The investment adviser, fund accountant, custodian and independent accountants for the Latin America Fund are the same as now used by the Argentina Fund and will remain the same upon consummation of the Acquisition. Scudder Investments Service Company ("SISC") serves as transfer agent to the Argentina Fund and to the Class A, B, C and M shares of the Latin America Fund. Scudder Service Corporation serves as transfer agent to the Class S and AARP shares of the Latin America Fund. The distributor of the Class A, B, C and M shares of the Latin America Fund is Scudder Distributors, Inc. ("SDI"). The distributor of the Class S and AARP shares of the Latin America Fund is Scudder Investor Services, Inc. ("SIS").

                The Plan provides for all of the assets of the Argentina Fund to be acquired by SIF on behalf of the Latin America Fund in exchange for Class M shares of the Latin America Fund and the assumption by SIF on behalf of the Latin America Fund of all of the liabilities of the Argentina Fund. Class M shares of the Latin America Fund would be distributed to stockholders of the Argentina Fund in liquidation of the Argentina Fund and thereafter the Argentina Fund would be dissolved. As a result of the proposed Acquisition, each stockholder of the Argentina Fund will receive that number of full and fractional Class M shares of the Latin

America Fund having an aggregate net asset value equal to the aggregate net asset value of such stockholder's shares of the Argentina Fund as of the close of business on the date that the Argentina Fund's assets are exchanged for shares of the Latin America Fund. ZSI and the Argentina Fund will each bear 50% of all expenses of the Acquisition (approximately $300,000) (including the costs of preparing, printing and mailing the proxy card and Prospectus/Proxy Statement, the reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Argentina Fund and related solicitation costs) to the extent they exceed the cost of an annual meeting, estimated to be $42,500, which amount will be borne 30% by ZSI and 70% by the Argentina Fund. The Latin America Fund will not bear any of the Acquisition-related expenses. No initial sales charge will be imposed on the Class M shares of the Latin America Fund received by the stockholders of the Argentina Fund, but a 2% redemption fee will be imposed on redemptions or exchanges of Class M shares within one year after the closing of the Acquisition, payable to the Latin American Fund. The Acquisition is structured to be tax-free for federal income tax purposes to stockholders and to both Funds.

                At the Meeting, the stockholders of the Argentina Fund also will be asked to consider and vote upon the election of two (2) nominees standing for election to the Argentina Fund's Board of Directors.

                The shares of common stock of the Argentina Fund are currently listed and traded on the New York Stock Exchange, Inc. (the "NYSE") under the symbol AF. If the Acquisition is approved, the Argentina Fund will no longer be listed on the NYSE. Reports, proxy materials and other information concerning the Argentina Fund may be inspected at the offices of the NYSE, 20 Broad Street, New York, New York 10005.

                Each Fund provides periodic reports to all of its stockholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-349-4281 or writing to the Fund at the address shown at the beginning of this Prospectus/Proxy Statement.

                This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about each Fund that a prospective investor should know before voting. A Statement of Additional Information dated August 14, 2001, relating to this Prospectus/Proxy Statement and the Acquisition, has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus/Proxy Statement (the "SAI"). A copy of the SAI is available upon written or oral request and without charge by writing to ZSI at 345 Park Avenue, New York, New York 10154, or by calling 800-349-4281.

                The following documents, which have been filed with the SEC, are incorporated herein in their entirety by reference:

        1. The current Prospectus of the Class M Shares of the Latin America Fund, dated August 24, 2001, which accompanies this Prospectus/Proxy Statement.

        2. The Annual Report of the Latin America Fund for the fiscal year ended October 31, 2000 and the Semi-Annual Report (unaudited) of the Latin America Fund for the six month period ended April 30, 2001, which accompany this Prospectus/Proxy Statement.

        3. The Annual Report of the Argentina Fund for the fiscal year ended October 31, 2000 and the Semi-Annual Report of the Argentina Fund for the six month period ended April 30, 2001, copies of which are available upon request without charge by writing to the address shown on the cover page of this Prospectus/Proxy Statement or by calling 1-800-349-4281.

                THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE LATIN AMERICA FUND OR THE ARGENTINA FUND.

                                TABLE OF CONTENTS

                                                                                                               PAGE
VOTING INFORMATION................................................................................................6
PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH SIF ON BEHALF OF
         THE LATIN AMERICA FUND WILL ACQUIRE ALL THE ASSETS AND ASSUME ALL THE LIABILITIES OF THE
         ARGENTINA FUND...........................................................................................7
SUMMARY...........................................................................................................7
COMPARISON OF PRINCIPAL RISK FACTORS.............................................................................15
REASONS FOR THE ACQUISITION......................................................................................18
FEES AND EXPENSES................................................................................................22
PERFORMANCE......................................................................................................23
FINANCIAL HIGHLIGHTS.............................................................................................24
INFORMATION ABOUT THE ACQUISITION................................................................................27
PER SHARE DATA FOR ARGENTINA FUND COMMON STOCK TRADED ON THE NYSE................................................32
PRINCIPAL STOCKHOLDERS...........................................................................................33
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.................................................................33
MANAGEMENT OF THE FUNDS..........................................................................................37
INTEREST OF CERTAIN PERSONS IN THE ACQUISITION...................................................................38
INFORMATION ON STOCKHOLDERS' RIGHTS..............................................................................38
PROPOSAL 2:  ELECTION OF DIRECTORS...............................................................................41
ADDITIONAL INFORMATION...........................................................................................52
OTHER MATTERS....................................................................................................52
STOCKHOLDER PROPOSALS............................................................................................52
FINANCIAL STATEMENTS AND EXPERTS.................................................................................52
LEGAL MATTERS....................................................................................................53

APPENDIX A:          ARGENTINA FUND AUDIT COMMITTEE CHARTER

EXHIBIT A:           AGREEMENT AND PLAN OF REORGANIZATION.......................................................A-1

EXHIBIT B:           ARGENTINA FUND DIVIDEND REINVESTMENT PLAN..................................................B-1

                               VOTING INFORMATION

                This Prospectus/Proxy Statement is furnished in connection with a solicitation of proxies by the Board of Directors of the Argentina Fund to be used at the Meeting to be held at 2 p.m., Eastern Time, on October 16, 2001, at the offices of ZSI, 345 Park Avenue (at 51st Street), New York, New York 10154, and at any adjournments thereof. Only stockholders of record as of the close of business on August 16, 2001 (the "Record Date") will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. As of the Record Date, the Argentina Fund had [____________] shares outstanding and entitled to vote.

                The holders of a majority of the shares of the Argentina Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. For purposes of determining a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present, but which have not been voted and, therefore, are counted for purposes of determining a quorum. For purposes of obtaining the requisite approval of the Plan, however, abstentions and broker non-votes will have the effect of a "NO" vote. Abstentions and broker non-votes will have no effect on the proposal to elect the nominees to the Argentina Fund's Board of Directors. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the proxies named therein will vote the shares represented by the proxy in accordance with the instructions marked thereon or, if no specification is made, in favor of each Proposal, and in accordance with the judgment of the persons named as proxies on other matters that may properly come before the Meeting. A proxy may be revoked at any time on or before the Meeting by written notice to the Secretary of the Argentina Fund.

                Georgeson Shareholder Communications Inc. ("GSC") has been engaged to assist in the solicitation of proxies. The cost of GSC's services is estimated at $25,000, plus expenses. As the Meeting date approaches, certain stockholders of the Argentina Fund may receive a telephone call from a representative of GSC if their votes have not yet been received. Authorization to permit GSC to execute proxies may be obtained by telephonic or electronically transmitted instructions from stockholders of the Argentina Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below.

                In all cases where a telephonic proxy is solicited, the GSC representative is required to confirm that the stockholder has received the proxy materials in the mail. In addition, the GSC representative is required to ask for each stockholder's full name, city, state and zip code, and/or title (if the stockholder is authorized to act on behalf of an entity, such as a corporation) for confirmation purposes. If the information solicited agrees with the information provided to GSC, then the GSC representative has the responsibility to explain the process, read the proposals on the proxy card, and ask for the stockholder's instructions on the proposals. The GSC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the stockholder how to vote, other than to read any recommendation set forth in the Proxy Statement. GSC will record the stockholder's instructions on the card.

Within 72 hours, the stockholder will be sent a letter or mailgram to confirm his or her vote and asking the stockholder to call GSC immediately if his or her instructions are not correctly reflected in the confirmation.

                The approval of the Plan requires the affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Argentina Fund at the Meeting, in person or by proxy. The Plan has been approved by the Board of Directors of SIF on behalf of the Latin America Fund, but does not require approval by the stockholders of the Latin America Fund. For proposal 2, the candidates receiving a plurality (the highest numbers) of the votes cast at the Meeting in person or by proxy, if a quorum is present, shall be elected.

                Proxy solicitations will be made primarily by mail, but proxy solicitations also may be made by telephone, telegraph or personal interviews conducted by officers and employees of ZSI and its affiliates and/or by GSC. ZSI and the Argentina Fund will each bear 50% of all expenses of the Acquisition (approximately $300,000) (including the costs of preparing, printing and mailing the proxy card and the Prospectus/Proxy Statement, reimbursement of expenses of forwarding solicitation material to beneficial owners of shares of the Argentina Fund, and related solicitation costs) to the extent they exceed the cost of an annual meeting, estimated to be $42,500, which amount will be borne 30% by ZSI and 70% by the Argentina Fund. It is anticipated that banks, brokerage houses and other institutions, nominees and fiduciaries will be requested to forward proxy materials to beneficial owners and to obtain authorization for the execution of proxies. The Argentina Fund may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy materials to beneficial owners.

                In the event that a quorum necessary for the Meeting is not present or sufficient votes to approve any proposal are not received by October 16, 2001, the holders of a majority of shares entitled to vote at the Meeting and present in person or by proxy, or, if no stockholder entitled to vote is present by person or proxy, any officer present entitled to preside or act as Secretary of the Meeting, may adjourn the Meeting to permit further solicitation of proxies. With respect to a proposal for which there is represented a sufficient number of votes in favor, an act taken at the Meeting will be effective irrespective of any adjournments with respect to any other proposal. The persons named as proxies will vote upon a decision to adjourn the Meeting after consideration of the best interests of all stockholders of the Argentina Fund.

PROPOSAL 1: APPROVAL OF THE AGREEMENT AND PLAN OF REORGANIZATION PURSUANT TO WHICH SIF ON BEHALF OF THE LATIN AMERICA FUND WILL ACQUIRE ALL THE ASSETS AND ASSUME ALL THE LIABILITIES OF THE ARGENTINA FUND

                                     SUMMARY

                This summary of certain information contained in the Prospectus/Proxy Statement is qualified by reference to the more complete information contained elsewhere in this Prospectus/Proxy Statement (and incorporated by reference herein) and the Plan attached to this Prospectus/Proxy Statement as Exhibit A.
             ----------

                PROPOSED ACQUISITION. The Plan provides for (i) the transfer of all of the assets of the Argentina Fund to SIF on behalf of the Latin America Fund in exchange solely for Class M voting shares of the Latin America Fund and the assumption of all of the liabilities of the Argentina Fund by SIF on behalf of the Latin America Fund followed by (ii) the distribution of Class M shares of the Latin America Fund to the Argentina Fund's stockholders in liquidation of the Argentina Fund (the "Acquisition") and the subsequent dissolution of the Argentina Fund. As a result of the Acquisition, each stockholder of the Argentina Fund will become the owner of that number of full and fractional Class M shares of the Latin America Fund having an aggregate net asset value equal to the aggregate net asset value of the stockholder's shares of the Argentina Fund as of the close of business on the date that the Argentina Fund's assets are exchanged for shares of the Latin America Fund. The Class M shares issued in the Acquisition will be subject to a redemption fee of 2% on all redemptions (including redemptions in-kind and exchanges) of such shares for the one-year period following the Acquisition, payable to the Latin America Fund. See "Information About the Acquisition -- Agreement and Plan of Reorganization."

                For the reasons set forth below under "Reasons for the Acquisition," the Board of Directors of the Argentina Fund, including the Directors of the Argentina Fund who are not "interested persons" (the "Independent Directors"), as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act"), has unanimously concluded that the Acquisition would be in the best interests of the stockholders of the Argentina Fund and that the interests of the Argentina Fund's existing stockholders will not be diluted as a result of the Acquisition. The Board of Directors therefore has submitted the Plan for approval by the Argentina Fund's stockholders. The Board of Directors of SIF has also reached similar conclusions and approved the Acquisition with respect to the Latin America Fund.

                Approval of the Acquisition will require the affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Argentina Fund, but does not require approval on the part of stockholders of the Latin America Fund. See "Voting Information."

                TAX CONSEQUENCES. Prior to completion of the Acquisition, the Argentina Fund and the Latin America Fund will have received opinions of counsel that, based upon certain facts, assumptions and representations, the Acquisition will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"). If the Acquisition constitutes a tax free reorganization, no gain or loss will be recognized by the Argentina Fund or its stockholders as a result of the Acquisition. See "Information About the Acquisition--Federal Income Tax Consequences."

                Dispositions of assets by the Argentina Fund prior to the Acquisition may cause the Argentina Fund to realize taxable gain or loss that it might not have realized absent the Acquisition. See "Dividends" below.

                If the Latin America Fund experiences net redemptions after the Acquisition, the Latin America Fund would be required to sell portfolio securities if available cash is not sufficient to meet redemption requests. The portfolio sales that may be necessitated by redemption requests following the Acquisition could result in the realization of significant capital gains by the Latin America Fund that would be in addition to those incurred in the ordinary course of that Fund's investment activity. In order to avoid paying federal income tax on such capital gains, the Latin America Fund may be required to distribute all or a portion of the gains to its stockholders, who would be taxed on such distributions. Accordingly, the actions of redeeming stockholders may have adverse tax consequences for the Latin America Fund and its remaining stockholders. See "Potential Tax Consequences." In an attempt to minimize adverse income tax consequences for non-redeeming stockholders in the first year after the Acquisition and to offset brokerage and other transaction fees and charges related to redemptions by former Argentina Fund stockholders, the Latin America Fund will impose a 2% fee on all redemptions (including redemptions paid in-kind and exchanges) of Class M shares issued in the Acquisition during the first year following the transaction. During that one-year period, former Argentina Fund stockholders will have the option to receive redemption proceeds in cash or in-kind to the extent the redemption request exceeds $500,000 (a "Large Redemption") during any 90-day period. The Latin America Fund will have up to 7 days from the date the election is received by the transfer agent to pay the proceeds of any such Large Redemption. Stockholders whose redemptions are effected in-kind may bear expenses in excess of 1% (i.e., certain brokerage, custody and transfer-related expenses) of the net asset value of the shares received in order to hold or liquidate those shares, which expenses would be in addition to the 2% redemption fee. See "Reasons For The Reorganization" below for a discussion of the methodology to be used to effect in-kind redemptions.

                INVESTMENT OBJECTIVES AND POLICIES. The Funds have the same investment objective and, except for differences related to their varying geographic focuses, similar investment policies, limitations and risks. The primary difference in the investment policies of the Funds is the geographic focus of their investments. The Latin America Fund's investment objective is long-term capital appreciation, which it seeks to achieve by investing at least 65% of its total assets in Latin American common stocks and other equities (equities that are traded mainly on Latin American markets, issued or guaranteed by a Latin American government or issued by a company organized under the laws of a Latin American country or any company with more than half of its business in Latin America). The Argentina Fund's investment objective is also long-term capital appreciation, which it currently seeks to achieve by investing, under normal market conditions, at least 65% of its assets in equity securities of Argentine issuers. The Argentina Fund may also invest up to 20% of its assets in securities of issuers headquartered or based in countries that are full or associate members of Mercosur (excluding Argentina, for which no percentage limitation applies), consistent with the investment objective of the Fund. As described below, a change in the Argentina Fund's policy of investing at least 65% of its assets in Argentine issuers will become effective upon approval of the Plan by Argentina Fund stockholders. See "Change in Argentina Fund Investment Policy" below.

                Each Fund's equity investments may include common stocks, preferred stocks, depositary receipts and warrants and shares of investment companies. The Latin America Fund may invest up to 35% of its total assets in debt securities, 10% of which may include junk bonds (i.e. rated BB or below by S&P and Ba or below by Moody's at the time of purchase). In comparison, the Argentina Fund may invest up to 30% of its assets in debt securities, 5% of which may be invested in securities that are comparable in quality to securities rated C and as low as D by S&P or Moody's. Additional differences include: (1) unlike the Argentina Fund, the Latin America Fund may enter into reverse repurchase agreements; (2) while the Latin America Fund may not borrow money in an amount greater than 5% of its total assets, the

Argentina Fund may borrow money in an aggregate amount not exceeding 33 1/3% of its total assets (not including the amount borrowed); (3) the Latin America Fund may not lend its portfolio securities in an amount that would exceed 5% of its total assets, while the Argentina Fund may not lend its portfolio securities in an amount that would exceed 25% of its total assets; and (4) the Argentina Fund may invest up to 25% of its total assets in illiquid securities, while the Latin America Fund has a 15% limitation on investments in illiquid securities. As of April 30, 2001, however, the Latin America Fund and the Argentina Fund had approximately 1.1% and 7.3%, respectively, invested in illiquid securities. Both Funds may, but are not required to, utilize various investment strategies for a variety of purposes, such as hedging various market risks, managing the effective maturity or duration of fixed income securities in their portfolios or enhancing potential gain. Both Funds also have the ability to invest significant portions of their assets in cash and short-term fixed income investments as a temporary defensive measure.

                In choosing stocks for the Latin America Fund, the portfolio managers use a combination of three analytic disciplines (bottom up research, growth orientation and analysis of regional themes). In selecting investments for the Argentina Fund, the portfolio manager considers overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management, price of the securities and other factors. See "Comparison of Investment Objectives and Policies."

                PORTFOLIO VALUATION. The Latin America Fund and the Argentina Fund use the same method for determining the value of securities held by each Fund as an investment. Investments are stated at values determined as of the close of regular trading on the NYSE. A security which is traded on a U.S. or foreign stock exchange is valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations on such exchange. If there are no such bid and asked quotations, the most recent bid quotation on such exchange is used. A security quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, is valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation on Nasdaq. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation is used.

                Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the respective Valuation Committee of each Fund.

                CHANGE IN ARGENTINA FUND INVESTMENT POLICY. The Board of Directors of the Argentina Fund has approved a change in the Fund's policy of investing, under normal market conditions, at least 65% of its assets in securities of Argentine issuers. The new policy, which will become effective if and only if the Plan is approved by Argentina Fund stockholders, is that the Fund will invest, under normal market conditions, at least 65% of its assets in securities of Latin American issuers. After approval of the Plan by Argentina Fund stockholders and prior to the closing of the Acquisition, the Argentina Fund intends to implement this change in policy, with the effect of significantly reducing the Fund's holdings of Argentine equity securities. The anticipated result of these reductions is that immediately after the Acquisition, the Latin America Fund will have between 4% and 9% of its assets invested in Argentine issuers. The percentage of the Latin America Fund's portfolio invested in Argentine securities can vary from time to time depending on market conditions. As of April 30, 2001, 3.8% of the Latin America Fund's portfolio was invested in Argentine issuers, as compared with a 5.4% weighting of Argentine equity securities in the IFC Latin America Investable Total Return Index.

                The portion of the Argentina Fund's Argentine holdings actually sold prior to the closing of the Acquisition and the portion of the liquidation proceeds reinvested in securities of issuers in other Latin American countries and the portion retained in cash or cash equivalents in anticipation of the closing has not been determined and will be determined by the portfolio manager, Paul H. Rogers, depending on market conditions and other relevant investment factors between the date stockholder approval of the Plan is obtained and the date of the closing of the Acquisition. It is a condition to the closing of the Acquisition, however, that, calculated on the closing date, the securities of Argentine issuers held by the Funds on a combined basis will not exceed 10% of the aggregate net assets of the Funds. Notwithstanding the foregoing, the Argentina Fund has no plan or intention to sell or otherwise dispose of more than two-thirds of its assets (such percentage determined by using asset values as of the closing date) prior to the Acquisition other than in the ordinary course of business (including as dispositions in the ordinary course of business, dispositions to the extent necessary to maintain its status as a "regulated investment company" within the meaning of the Code) and not in connection with the Acquisition. In order to allow for the orderly liquidation of Argentine securities, if appropriate, the closing has been scheduled for December 14, 2001, or such other earlier or later date as the Funds may agree to in writing and upon 10 days prior notice thereof to the stockholders of the Argentina Fund, such notice to be given exclusively by issuance of a press release by the Argentina Fund through customary channels. The closing is subject to the satisfaction of certain conditions in addition to the approval of the Plan by stockholders of the Argentina Fund, such as the delivery of customary certificates and opinions of counsel, and the reduction of the Funds' combined Argentine holdings (as noted above).

                The disposition of portfolio assets by the Argentina Fund prior to the Acquisition may result in selling securities at a disadvantageous time and could result in the Argentina Fund's realizing gains or losses that would not otherwise have been realized. (See "Dividends" below).

                ORGANIZATION OF THE FUNDS AND STOCKHOLDER VOTING RIGHTS. The Argentina Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company and was organized as a Maryland corporation on August 16, 1991. In comparison, the Latin America Fund is a non-diversified series of SIF which is registered under the 1940 Act as an open-end management investment company. SIF was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by the investment management firm of Scudder, Stevens & Clark, Inc. (the predecessor to ZSI). On March 16, 1994, the name of Scudder Fund of Canada Ltd. was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, "SIF", in exchange for shares of the corporation. The authorized share capital of SIF is currently divided into five series.

                Stockholders of both Funds are entitled to one vote per share; however, in the case of SIF, separate votes are also taken by each series on matters affecting an individual series and by each class on matters affecting an individual class. As an open-end fund, SIF is not required to hold annual stockholder meetings and does not intend to do so unless required by the 1940 Act or other applicable law. In comparison, the Argentina Fund is required under NYSE rules to hold annual meetings of its stockholders for the purpose of electing directors. Both Funds are governed by a Board of Directors which is responsible for the management of the business and affairs of the respective Fund, including the supervision of the duties performed by ZSI as investment adviser. The Board of the Argentina Fund, however, is divided into three classes and each Director currently serves for a term of three years. Annual meetings of stockholders of the Argentina Fund are required to elect Directors as terms expire. As is typical with other closed-end funds, the Argentina Fund has provisions in its Charter and By-Laws that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund, to cause it to engage in certain transactions or to modify its structure. SIF is not subject to these provisions. See "Information on Stockholders' Rights".

                Under the laws of the State of Maryland, stockholders of the Funds will not have appraisal rights in connection with the Acquisition.

                INVESTMENT MANAGEMENT FEES AND ANNUAL OPERATING EXPENSES. ZSI serves as the investment adviser to the Latin America Fund and as investment manager to the Argentina Fund. As compensation for its management services, ZSI is entitled to receive from each Fund an annual management fee. For the Argentina Fund, the annual fee is equal to an annual rate of 1.04% of the Argentina Fund's average weekly net assets and is payable monthly. For the Latin America Fund, the fee is equal to an annual rate of 1.25% of the first $1 billion of the Fund's average daily net assets and 1.15% of such assets in excess of $1 billion, computed and accrued daily and payable monthly. Upon the closing of the Acquisition, the management fee schedule for the Latin America Fund will be modified such that the management fee will be equal to an annual rate of 1.25% of the first $400 million of the Fund's average daily net assets and 1.15% of such assets above $400 million. For the fiscal year ended October 31, 2000, ZSI earned $1,509,998 and $6,323,367 in management fees from the Argentina Fund and the Latin America Fund, respectively. The Latin America Fund has also entered into an administrative services agreement with ZSI (the "Administration Agreement") pursuant to which ZSI will provide or pay others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its investment management agreement) in exchange for the payment of an administrative services fee (the "Administrative Fee"). The Administrative Fee is 0.675% for Class A shares, 0.725% for Class B shares, 0.700% for Class C shares, 0.650% for Class S and Class AARP shares and will be 0.650% for the Class M shares. ZSI provides administrative services to the Argentina Fund pursuant to the terms of the investment management agreement, and the fee paid to ZSI under that agreement covers both the investment management and administrative services provided to the Argentina Fund.

                For the twelve month period ended April 30, 2001, the Latin America Fund's and the Argentina Fund's total expense ratios were 1.85% (Class S shares) and 1.52%, respectively. The total expense ratio is the ratio of total annual operating expenses to average net assets. See "Fees and Expenses."

                The pro forma expense ratio of the Latin America Fund Class M shares is estimated to be approximately 1.87% after giving effect to the Acquisition. The actual expense ratio for the Latin America Fund's Class M shares for the current and subsequent fiscal years, if the Acquisition occurs, may be higher or lower than this projection and will depend upon the Latin America Fund's performance, general market and economic conditions, net asset levels and other factors.

                SALES CHARGES. Latin America Fund Class M shares received in connection with the Acquisition are not subject to an initial sales charge. However, those shares will be subject to a 2% redemption fee (including redemptions paid in-kind and exchanges) for the first year following the Acquisition, payable to the Latin America Fund. Class M shares were created for the sole purpose of the Acquisition and holders of Class M shares will not be able to acquire additional Class M shares, except upon reinvestment of dividends and distributions. However, former Argentina Fund stockholders will be able to purchase Class A, B or C Latin America Fund shares, subject to an initial sales charge or contingent deferred sales charge depending upon the class of shares purchased. See "Purchase and Redemption Procedures. "

                PURCHASE AND REDEMPTION PROCEDURES. Shares of the Argentina Fund are listed and publicly traded on the NYSE under the symbol "AF" and are not subject to distribution fees. Although Argentina Fund shares are non-redeemable, stockholders of the Argentina Fund may sell their shares on the NYSE. In comparison, all shares of the Latin America Fund are sold at net asset value, subject to any applicable sales charge. The following provides general information on the Latin America Fund's share classes.

                Class M shares issued to Argentina Fund stockholders in the Acquisition will not be subject to an initial sales charge or a 12b-1 distribution fee. Class M shares issued to Argentina Fund stockholders in the Acquisition, however, will be subject to a 2% fee on all redemptions (including redemptions in-kind and exchanges) during the one-year period following the Acquisition. The purpose of this redemption fee is to minimize adverse tax consequences for non-redeeming stockholders, to offset certain expenses which may be incurred by the Latin America Fund to meet redemptions by former Argentina Fund stockholders and to discourage short-term trading in a vehicle intended for long-term investment. During that one year period, former Argentina Fund stockholders will have the option to receive redemption proceeds in cash or in-kind to the extent the redemption request is for a Large Redemption during any 90-day period. The Latin America Fund will have up to seven days from the date the election is received by the transfer agent to pay the proceeds of any such Large Redemption. Class A shares of the Latin America Fund are subject to a maximum sales charge of 5.75% and a Rule 12b-1 service fee of 0.25%. The redemption of Class A shares purchased at net asset value under the "Large Order NAV Purchase Privilege" may be subject to a contingent deferred sales charge of 1% if redeemed within one year of purchase and 0.50% if redeemed during the second year of purchase. Class B shares of the Latin America Fund have a Rule 12b-1 Plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted, and convert automatically into Class A shares after six years. Class B shares are also subject to a contingent deferred sales charge of up to 4% which declines over the years the shares are held and disappears completely after six years of ownership. Class C shares of the Latin America Fund have a Rule 12b-1 Plan, under which a distribution fee of 0.75% and a service fee of 0.25% are deducted, and have a contingent deferred sales charge of 1%, but only on shares sold within one year of purchase. Unlike Class B shares, Class C shares do not automatically convert to Class A shares. The Latin America Fund also offers Class AARP shares which have been created especially for AARP members. Class S shares of the Latin America Fund are generally not available to new investors. Each class of the Latin America Fund is also subject to an Administrative Fee. See "Investment Management Fees and Annual Operating Expenses" and "Fees and Expenses".

                EXCHANGE PRIVILEGES. Stockholders of the Latin America Fund may exchange at net asset value all or a portion of their shares for shares of the corresponding class of eligible funds in the ZSI family of mutual funds, subject to any applicable contingent deferred sales charge or redemption fee. In general, shares of a ZSI mutual fund with a value in excess of $1,000,000 (except Scudder Cash Reserves Fund) acquired by exchange through another ZSI mutual fund, or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days (the "15-Day Hold Policy"). In addition, shares of a ZSI mutual fund with a value of $1,000,000 or less (except Scudder Cash Reserves Fund) acquired by exchange from another ZSI mutual fund or from a money market fund, may not be exchanged thereafter until they have been owned for 15 days, if, in ZSI's judgment, the exchange activity may have an adverse effect on the fund. In particular, a pattern of exchanges that coincides with a "market timing" strategy may be disruptive to the fund and therefore may be subject to the 15-Day Hold Policy. Stockholders of the Argentina Fund currently do not have an exchange privilege. Following the Acquisition, former Argentina Fund stockholders may exchange their Class M shares for Class A shares of a ZSI mutual fund without incurring a sales change, but subject to any applicable redemption fee as described below. During the one-year period following the Acquisition, however, such stockholders may only exchange such Class M shares in an amount less than $500,000 during any 90-day period (a 2% redemption fee will apply to any such exchange).

                DIVIDENDS. The Latin America Fund intends to distribute to stockholders, at least annually, all of its investment company taxable income, which includes any excess of net realized short-term capital gains over net realized long-term capital losses. The Latin America Fund may also distribute the entire excess of net realized long-term capital gains over net realized short-term capital losses. However, the Latin America Fund may retain all or part of such gain for reinvestment after paying the related federal income taxes for which the stockholders may then be asked to claim a credit against their federal income tax liability. The Argentina Fund intends to distribute to stockholders, at least annually, substantially all of its investment company taxable income and expects to distribute annually any net long-term capital gains in excess of net short-term capital losses (including any capital loss carryovers).

                It is expected that the Argentina Fund will pay a dividend of any undistributed net investment income and capital gains, which may be substantial, immediately prior to the closing of the Acquisition. If paid as of April 30, 2001, the amount of the capital gain dividend would have been $0.03 per share, consisting of $0.005 of net short-term capital gains and $0.025 of net long-term capital gains. The amount of any dividend actually paid prior to the closing of the Acquisition may be higher or lower than this amount (perhaps materially so), depending on a number of factors, such as changes in the value of the Argentina Fund's holdings and the extent of liquidation of Argentine securities between the date of the Meeting and the closing of the Acquisition (see "Change in Argentina Fund Investment Policy" above).

                OPERATIONS OF THE LATIN AMERICA FUND FOLLOWING THE ACQUISITION. It is not expected that the Latin America Fund will revise any of its investment objectives or policies following the Acquisition to reflect those of the Argentina Fund. Rather, because the Argentina Fund's assets will, at the time of the Acquisition, consist predominantly of equity securities of

Latin American issuers and cash and cash equivalents, which are consistent with the Latin America Fund's investment policies, ZSI believes that substantially all of the Argentina Fund's assets could be transferred to and held by the Latin America Fund if the Acquisition is approved. Upon such approval of the Acquisition, the Argentina Fund will sell any assets that are inconsistent with the Latin America Fund's investment policies and, as stated above, intends to reduce the percentage of its assets invested in Argentina issuers prior to the effective time of the Acquisition, and the proceeds thereof will be held in temporary investments or reinvested in assets that qualify to be held by the Latin America Fund. Notwithstanding the foregoing, the Argentina Fund has no plan or intention to sell or otherwise dispose of more than two thirds of its assets (such percentage determined by using asset values as of the closing date) prior to the Acquisition other than in the ordinary course of business (including as dispositions in the ordinary course of business, dispositions to the extent necessary to maintain its status as a "regulated investment company" within the meaning of the Code) and not in connection with the Acquisition. The disposition by the Argentina Fund of assets prior to the effective time of the Acquisition may result in selling securities at a disadvantageous time and could result in the Argentina Fund's realizing gains or losses that would not otherwise have been realized.

                As of April 30, 2001, 70.8% of the Argentina Fund's portfolio consisted of securities of Argentine issuers. If the Argentina Fund and the Latin America Fund were combined as of that date, 19.6% of the combined fund's portfolio would be invested in Argentine issuers. The amount of Argentine securities transferred to the Latin America Fund is expected to be materially lower as of the closing of the Acquisition, and the exact amount will depend on ZSI's outlook for Argentine securities. The Latin America Fund is not required to maintain any specific portion of its assets in Argentine securities, and the percent so invested is expected to fluctuate based on ZSI's determinations concerning allocating assets among issuers throughout Latin America. Notwithstanding the foregoing, the Latin America Fund intends to retain at least one-third of the Argentina Fund's historic business assets for a period of at least one year following the closing date.

                DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN. The Argentina Fund operates a dividend reinvestment and cash purchase plan (the "Dividend Reinvestment and Cash Purchase Plan") pursuant to which Argentina Fund dividends and distributions are reinvested in shares of the Argentina Fund. The Dividend Reinvestment and Cash Purchase Plan also provides for cash investments in Argentina Fund shares of $100 to $3,000 semiannually through SISC, the Dividend Reinvestment and Cash Purchase Plan Agent. Each stockholder of record of the Argentina Fund is automatically a participant in the Dividend Reinvestment and Cash Purchase Plan unless the stockholder has instructed the Dividend Reinvestment and Cash Purchase Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions. Stockholders who do not participate in the Dividend Reinvestment and Cash Purchase Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by SISC, as dividend paying agent. Please see Exhibit B which contains a complete copy of the Dividend Reinvestment and Cash Purchase Plan for more detailed information on its operation and terms.

                      COMPARISON OF PRINCIPAL RISK FACTORS

PRIMARY DIFFERENCE IN RISKS OF THE FUNDS
----------------------------------------

                GENERAL. Each Fund is exposed to the particular risks associated with the market or markets in which it invests. Currently, the Argentina Fund is primarily exposed to factors affecting Argentina, Argentine companies and Argentine securities markets, while the Latin America Fund, which invests throughout Latin America, has less exposure to Argentine risks and more exposure to the risks of investing elsewhere in Latin America. Although major changes tend to be infrequent, the Board of Directors of SIF may change the Latin America Fund's investment goal without seeking stockholder approval. Also, the Latin America Fund may trade securities more actively than the Argentina Fund, which could mean higher expenses (thus lowering return) and higher taxable distributions.

                Risks of investing in Argentina and Latin America are summarized below and in the Prospectus and Statement of Additional Information of the Latin America Fund. In addition, both Funds are subject to substantially the same investment risks arising out of investing in foreign securities generally and developing markets specifically.

                INVESTING IN LATIN AMERICA. Investments in Latin American countries involve special risks. Most Latin American countries have experienced substantial, and in some periods extremely high, rates of inflation for many years, which have had, and may continue to have, very negative effects on the economies and securities markets of Latin American countries. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times, some of these countries have suspended payments of principal and/or interest on external debt. Some Latin American securities markets have experienced high volatility in recent years. Latin American countries may close certain sectors of their economies to equity investments by foreigners. Due to these and other restrictions on direct investment by foreign entities, and the absence of securities markets and publicly owned corporations in certain Latin American countries, investments may be made solely or primarily through governmentally approved investment vehicles or companies. Certain Latin American countries may have managed currencies that are maintained at artificially high levels of the U.S. dollar rather than at market determined levels. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. For example, in late 1994, the value of the Mexican peso lost more than one-third of its value relative to the U.S. dollar.

                INVESTING IN ARGENTINA. Argentina is in the second year of economic stagnation, a problem that has been compounded by weak agricultural prices and a loss of competitiveness with its major trading partner, Brazil, following that country's currency devaluation at the beginning of last year. The country's debt load continues to grow and its leaders have taken few meaningful steps to alleviate the problem. The government has maintained high tax rates and cut spending in an effort to improve the country's balance sheet. However, this combination has helped stifle growth and keep the debt-to-GDP ratio high. These issues have raised concerns that Argentina will have difficulty satisfying its external debt obligations, which should total close to $12 billion in the coming year alone. Since it has been unclear how the government will raise the financing necessary to pay this sum, investors' perceptions of country risk have increased significantly. Bond yields have remained high as a result, and foreign investors have avoided the country's stock market.

                Difficulties on the political front have also led to increased instability in the Argentine market. The election of President Fernando de la Rua in 1999 prompted many investors to believe that the new government would bring about much-needed change in the country. These hopes have not been realized, however, and the resulting crisis in confidence has caused de la Rua to lose credibility. Although recent policy initiatives set forth by Argentina's new Minister of the Economy, Domingo Cavallo, seem encouraging, there are a number of important challenges that continue to impact the outlook for the country's economy.

RISKS COMMON TO BOTH FUNDS

                INVESTING IN SECURITIES GENERALLY. Investing in either the Latin America Fund or the Argentina Fund entails a risk that you could lose all or a portion of your investment. As with most stock funds, the most important factor with these Funds is how stock markets perform -- in this case, Latin American and Argentine markets. When Latin American and/or Argentine stock prices fall, you should expect the value of your investment to fall as well. Stocks of emerging markets, a category that includes Latin America and Argentina, tend to be more volatile than their U.S. counterparts, for reasons ranging from political and economic uncertainties to a higher risk that essential information may be incomplete or wrong. Because a stock represents ownership in its issuer, stock prices can be hurt by poor management, shrinking product demand and other business risks. These may affect single companies as well as groups of companies. The fact that the Funds concentrate on a single geographical region could affect Fund performance. For example, Latin American and Argentine companies could be hurt by such factors as regional economic downturns, currency devaluations, runaway inflation, governmental instability or fluctuations in commodity prices.

                FOREIGN CURRENCIES. When the dollar value of a foreign currency falls, so does the value of any investments the Funds own that are denominated in that currency. This is separate from market risk, and may add to market losses or reduce market gains.

                OTHER RISK FACTORS. Additional factors that could affect performance include:

                - the managers could be wrong in their analysis of industries, companies, economic trends, geographical areas or other matters

                -       derivatives could produce disproportionate losses

                - a bond could fall in credit quality or go into default; this risk is greater with junk and foreign bonds

                - at times, market conditions might make it hard to value some investments or to get an attractive price for them

                - certain securities may be illiquid and may be difficult or impossible to sell at the time and the price that a Fund would like

                - as a temporary defensive measure, a Fund could shift up to 100% of its assets into investments such as money market securities. This could prevent losses, but would mean that the Fund was not pursuing its goal.

RISKS RELATING TO THE ACQUISITION

                It is possible that a significant number of former Argentina Fund stockholders may redeem their shares in the Latin America Fund immediately or soon after the Acquisition. If such redemptions occur, the Latin America Fund could be adversely affected because of lost economies of scale and portfolio management disruption. In anticipation of redemptions, the Latin America Fund may hold a higher percentage of its assets in cash, which could adversely affect its ability to achieve its investment objective. A decrease in net assets could result in less diversification or in smaller portfolio positions in investments, which could adversely affect the Latin America Fund's total return performance.

                           REASONS FOR THE ACQUISITION

                ZSI believes that while the Argentina Fund was originally well-designed as a narrowly focused closed-end investment company, changes in the Argentine market, coupled with the adoption of a new SEC regulation that will require an increase in the percentage of the Fund's assets invested in Argentina, no longer justify the continued operation of the Fund as a closed-end investment company with a single-country investment focus. ZSI recommended the Acquisition to the Board of Directors based on a number of factors, particularly the following: (i) the number of liquid Argentine securities readily available on the NYSE in ADR form has markedly increased; (ii) the market for smaller, less liquid Argentine issuers has not developed (and may not develop for some time) and there are few new issues available for purchase by the Argentina Fund; and (iii) many of the largest and most attractive Argentine issuers have been acquired by non-Argentine issuers, thus taking them outside the definition of Argentine issuers for purposes of compliance with the Fund's current investment policy requiring it to invest at least 65% of its assets, under normal market conditions, in Argentine issuers. The lack of availability of Argentine securities for investment by the Fund is considered to be a systemic, rather than a temporary, situation. This situation is apt to create a greater problem for the Fund when compliance with new Rule 35d-1 under the 1940 Act becomes required in 2002. Under that Rule, the Fund will be required (so long as it keeps its current name) to invest at least 80% of its assets in Argentine issuers, except for temporary defensive purposes. Overall, ZSI believes that the Acquisition, if approved, offers a number of potential benefits to the Funds and their respective stockholders, including, for the Argentina Fund stockholders, the elimination of the Argentina Fund's historical discount to net asset value.

                The Board of Directors of the Argentina Fund met on April 4, 2001, June 4, 2001 and July __, 2001. At the conclusion of the April meeting, the Board announced that it would undertake a review of the appropriateness of the Fund's structure as a closed-end fund, due to developments in the Argentine securities markets as well as the adoption of Rule 35d-1. In light of these developments, as well as the Fund's market price discount to net asset value, the Board instructed ZSI to analyze certain alternatives for the Argentina Fund which could include methods to allow stockholders to realize net asset value. At the June meeting, ZSI presented materials analyzing various alternatives, including maintaining the status quo, liquidation of the Fund, conversion to an interval fund structure, making a tender offer for Fund shares or instituting a share repurchase program and combining the Argentina Fund with the Latin America Fund. ZSI recommended that the Board approve the Acquisition of the Argentina Fund by the Latin America Fund. ZSI provided to the Board written materials that described the structure and expected tax consequences of the Acquisition and contained information concerning both Funds, including comparative total return information, a comparison of their investment objectives, policies and risks, comparative and pro forma expense information, and information about investor services available to stockholders of the Latin America Fund. The Board then made extensive inquiry into a number of factors with respect to the Acquisition, including:

                        1.      the terms and conditions of the Acquisition;

                        2. the current and expected compatibility of the Funds' investment portfolios;

                        3.      the Funds' respective investment performance;

                        4. the anticipated expense ratio of the Latin America Fund's Class M shares and that expense ratio relative to the Argentina Fund's current expense ratio;

                        5. the costs to be incurred by the Argentina Fund as a result of the Acquisition and the willingness of ZSI to absorb one-half of the costs of the Acquisition above the normal costs of an annual meeting;

                        6.      the tax consequences of the Acquisition;

                        7. possible alternatives to the Acquisition, including continuing to operate the Argentina Fund as a closed-end fund with the same or an expanded investment focus, liquidation of the Fund, conversion to an interval fund structure, making a tender offer for Fund shares or instituting a share repurchase program; and

                        8. the potential benefits of the Acquisition to ZSI and its affiliates.

                Over the years, the Board of Directors of the Argentina Fund has discussed the significance of the existence of the discount to net asset value per share at which the Fund's shares have traded on the NYSE, and has considered various alternatives to address the discount. The Board has consistently concluded, however, that it was in the best interest of the Fund and its stockholders to maintain the current closed-end form. Like ZSI, the Board believed that the Argentina Fund was originally well-designed as a closed-end fund. However, based on information provided by ZSI relating to structural changes in the Argentine securities markets as described above, the Board is of the view that the continuation of the Fund as a closed-end fund focusing on Argentina is no longer in the best interest of stockholders.

                As compared to the available alternatives and based on the information provided by ZSI, the Board of the Argentina Fund determined that combining the Fund with the Latin America Fund was the most advantageous to the Argentina Fund and its stockholders. The Board also considered that, like most closed-end funds, shares of the Argentina Fund have historically traded at a discount to net asset value, and that the Acquisition would eliminate the discount by enabling stockholders to redeem shares of the Latin America Fund at net asset value, subject to payment of any applicable redemption charge, rather than sell them in the secondary market. Combining the Funds, rather than operating the Argentina Fund as a stand-alone open-end fund, would provide Argentina Fund stockholders with the benefits of the open-end form of organization, while also providing them with potential economies of scale and other benefits of a combination with a larger existing fund. In addition to its size, the Latin America Fund already has established market recognition, as well as an established track record in Latin American investments.

                Thus, the Acquisition would give non-redeeming Argentina Fund stockholders a viable alternative for investment in Latin America through which they can continue to receive investment advisory services from ZSI. At the same time, it gives redeeming Argentina Fund stockholders an opportunity to receive net asset value, subject to a redemption charge for one year. Further, the Acquisition avoids many of the tax consequences that would arise were the Argentina Fund to be otherwise liquidated, and allows investors to engage in a certain degree of tax planning in considering whether to hold Latin America Fund shares received in the Acquisition.

                The Board also considered the impact the Acquisition would have on expenses that would be borne by Argentina Fund stockholders as stockholders of the Latin America Fund. As a closed-end fund, the Argentina Fund currently pays no Rule 12b-1 distribution or service fees. The Latin America Fund Class M shares that Argentina Fund stockholders would receive in the Acquisition, which have been created solely for purposes of the Acquisition, will be subject to a fixed administrative fee of 0.650% of average net assets attributable to Class M, but will not be subject to any Rule 12b-1 distribution fee. Open-end funds such as the Latin America Fund also normally pay higher transfer agency fees than closed-end funds due to the continuous sale and redemption of their shares. In addition, open-end funds such as the Latin America Fund incur expenses associated with maintaining continuous Federal securities registration. Closed-end funds such as the Argentina Fund typically do not incur these expenses. The Board also specifically noted that, overall, the Acquisition will result in higher total operating expenses for Argentina Fund stockholders. For the twelve months ended April 30, 2001, the Argentina Fund's total annual operating expenses were 1.52% of average weekly net assets. For the twelve months ended April 30, 2001, Latin America Fund's Class M fees and expenses have been estimated at 1.87% of average daily net assets. The Board weighed the increase in expenses against the anticipated benefits of the Acquisition as described above. For more information on the comparative fees and expenses (including pro forma expenses) of the Funds, see "Fees and Expenses."

                In approving the Acquisition, the Board acknowledged that Argentina Fund stockholders would become stockholders of a fund with an investment focus different from the one in which they had chosen to invest. The Board noted, however, that the Argentina Fund had 26% of its portfolio invested in Latin American countries other than Argentina as of April 30, 2001. In addition, stockholders have the option of selling their Argentina Fund shares at market price prior to the closing of the Acquisition should they not wish to invest in a ZSI-advised fund with a broader Latin American focus. They also have the option of selling their Latin America Fund shares upon receipt at net asset value should they not wish to continue to be an investor in that Fund, subject to payment of any applicable redemption fee.

                In evaluating the proposed Acquisition, the Board also considered the estimated expenses of the transaction that the Argentina Fund would incur, including legal and accounting fees and proxy costs. The expenses of the Acquisition, estimated to be $300,000, will be allocated 50% to the Argentina Fund and 50% to ZSI to the extent they exceed the cost of an annual meeting, estimated to be $42,500, which amount will be borne 70% by the Argentina Fund and 30% by ZSI. The expenses of the Acquisition are expected to result in a reduction of the Argentina Fund's net asset value per share by approximately $0.0170.

                The Board of the Argentina Fund also noted that no initial sales charges would be imposed on the Latin America Fund Class M shares issued to Argentina Fund stockholders in connection with the Acquisition. However, those shares will be subject to a 2% redemption fee (including redemptions in-kind and exchanges) for the first year following the Acquisition, payable to the Latin America Fund. The Board approved the temporary imposition of this redemption fee as reasonable in light of the expenses that the Latin America Fund may incur in connection with post-Acquisition redemptions of those shares. Those expenses include brokerage, local taxes and administrative charges and other costs of selling portfolio securities to raise cash for redemption requests. The redemption fee will decrease the likelihood that these expenses would be borne by present Latin America Fund stockholders. The Board also noted that imposition of the redemption fee may deter some redemptions of Latin America Fund Class M shares immediately following the Acquisition and may deter short-term trading in Argentina Fund shares just prior to the Acquisition. In this regard, the Board considered the detrimental effect that such short-term trading would have on the Latin America Fund.

                In a further effort to minimize the adverse consequences resulting from redemptions of the Latin America Fund Class M shares during the one-year period following the Acquisition, former Argentina Fund stockholders will have the option to receive redemption proceeds in cash or in-kind to the extent the redemption request exceeds $500,000 (a "Large Redemption") during any 90-day period. The Latin America Fund will have up to 7 days from the date the election is received by the transfer agent to pay the proceeds of any such Large Redemption. By paying Large Redemptions in-kind, the Latin America Fund may avoid having to sell appreciated portfolio securities and realizing capital gains, and avoid other transaction-related charges. Therefore, the Latin America Fund may avoid distributing capital gains to remaining stockholders of the Latin America Fund and may reduce expenses of non-redeeming stockholders as a consequence of Large Redemptions.

                The 2% fee on redemptions in-kind by Class M stockholders is intended to mitigate the extraordinary administrative costs associated with processing in-kind redemptions.

                SIF has adopted procedures for implementing in-kind redemptions by electing stockholders. In general, those stockholders will receive a pro rata portion of each security held by the Latin America Fund, excluding securities that are not traded on public securities markets or securities for which quoted bid and asked quotes are not available, as well as (1) securities which if distributed would be required to be registered under the Securities Act of 1933, as amended, (2) securities issued by entities in countries which restrict or prohibit the holdings of securities by non-nationals other than through qualified investment vehicles such as the Latin America Fund, or otherwise limit the ability to transfer the security other than through a securities exchange transaction, and (3) certain portfolio assets (such as forward foreign currency exchange contracts, futures and options contracts, and repurchase agreements) that involve the assumption of contractual obligations, require special trading facilities or can only be traded with the counterparty to the transaction in order to effect a change in beneficial ownership (together "Excluded Assets"). Cash will be paid for that portion of the Fund's assets represented by cash equivalents and other assets that are not readily distributable (including Excluded Assets, receivables and prepaid expenses) net of a pro rata portion of all liabilities (excluding accounts payable) and for those portfolio securities not amounting to round lots (e.g., 100 shares) (or which would not amount to round lots if included in the in-kind redemption) or fractional shares and accruals on such securities. Because of the large amount of Latin America Fund assets typically held in Excluded Assets (28.4% of assets as of April 30, 2001), it is likely that few, if any, Brazilian or Chilean securities other than those traded in ADR form will be included among the assets distributed in-kind.

                Finally, the Board reviewed the principal terms of the Plan and noted that both Funds would be provided with opinions of counsel that the Acquisition would be tax-free to the Funds and their stockholders.

                On the basis of the information provided to the Board and on its evaluation of that information, the Board, including all of the Independent Directors, determined that the Acquisition is in the best interests of the Argentina Fund and that the interests of the Argentina Fund's stockholders will not be diluted as a result of the Acquisition.

                THERE CAN BE NO GUARANTEE THAT ALL POTENTIAL BENEFITS OF THE ACQUISITION DESCRIBED ABOVE WILL BE REALIZED.

                The Board of Directors of SIF, including the Independent Directors, also determined that the Acquisition is in the best interests of the Latin America Fund and that the interests of the Latin America Fund's stockholders will not be diluted as a result of the Acquisition.

                               FEES AND EXPENSES

                These tables describe the fees and expenses that you may pay if you hold Class M shares of the Latin America Fund as compared with shares of the Argentina Fund. The information set forth below is based on the Argentina Fund's and the Latin America Fund's Class S fees and expenses for the twelve months ended April 30, 2001 and the Latin America Fund's Class M estimated accrued fees and expenses for the same period on a pro-forma basis.

                                                                 LATIN AMERICA                        LATIN AMERICA
                                                                     FUND                              FUND CLASS M
                                                                    CLASS S       ARGENTINA FUND        PRO FORMA
                                                                ---------------  ----------------  ------------------
STOCKHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
    Maximum sales charge (load) imposed on purchases
      (% of offering price)                                          None               None              None
    Maximum contingent deferred sales charge (load)
      (% of redemption proceeds)                                     None               None              None
REDEMPTION FEE                                                       None               None              None(1)
ANNUAL OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)
    Management fee                                                  1.25%              1.04%             1.22%
    Distribution/Service (12b-1) fee                                 None               None              None
    Other expenses                                                  0.65%(2)           0.48%(3)          0.65%(4)
                                                                    -----              -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                                1.90%              1.52%             1.87%
                                                                    =====              =====             =====

------------------------

(1) A 2% redemption fee, to be retained by the Latin America Fund, (including redemptions paid in-kind and exchanges) applies for the first year following the Acquisition, payable to the Latin America Fund, to Class M shares issued in connection with the Acquisition.

(2) Information in the table has been restated to reflect a new fixed rate administrative fee of 0.650% which became effective on October 2, 2000.

(3)     These figures do not reflect the expenses of the Acquisition.

(4)     Includes a fixed administrative fee of 0.650%.

EXPENSE EXAMPLE (UNAUDITED):

                Based on the costs above, the following examples are intended to help you compare the costs of investing in the Latin America Fund, both before and after the Acquisition, with the costs of investing in shares of the Argentina Fund. The examples assume that you invested $10,000 in each Fund for the time periods indicated and sold your shares at the end of each period. The examples also assume that your investments each have a 5% return each year and that each Fund's operating expenses remain the same. Although your returns and costs may be higher or lower, based on these assumptions your costs would be:

                                          1 YEAR         3 YEARS        5 YEARS      10 YEARS
                                          ------------------------------------------------------
LATIN AMERICA FUND CLASS S SHARES.......       193          597           1,026        2,222
ARGENTINA FUND..........................       155          480             829        1,813
COMBINED FUND PRO FORMA CLASS M SHARES..       190          588           1,011        2,190

                                   PERFORMANCE

                Set forth below are average annual total returns for the periods indicated for the Latin America Fund Class S shares and the Argentina Fund. Performance information for Class M shares of the Latin America Fund is not provided because these shares will be newly offered and, accordingly, do not have a full calendar year of performance. Performance information is provided for Latin America Class S shares because Class S has an expense structure that is similar to Class M. Past performance is not a guarantee of future results, and it is not possible to predict whether or how investment performance will be affected by the Acquisition.

            AVERAGE ANNUAL TOTAL RETURNS (%) AS OF DECEMBER 31, 2000

                                                                                         Since        Inception
                                                            1 Year          5 Years    Inception         Date
Latin America Fund (Class S Shares)(1)...................    -15.64            8.02         10.16      12/8/92
Argentina Fund...........................................
                                        (Net Asset Value)    -17.91            5.92          5.29     10/22/91

                                           (Market Value)    -13.22            0.97          1.32
IFC Latin America Investable Total Return Index(2).......    -14.68            6.16          6.33
IFC Argentina Global Return Index(3).....................    -23.22            2.75          3.17

(1) Total returns from inception through 1995 would have been lower if operating expenses had not been reduced.

(2) The IFC Latin America Investable Total Return Index is an unmanaged, capitalization-weighted measure of stock performance in seven Latin American markets. Index comparison begins on December 31, 1992.

(3) The IFC Argentina Global Return Index is an unmanaged, capitalization-weighted measure of stock performance in Argentine Markets. Index comparison begins on October 31, 1991.

                              FINANCIAL HIGHLIGHTS

                The tables below are intended to help you understand the financial performance of the Class S shares of the Latin America Fund (since Class M Shares of the Latin America Fund will be newly offered and, accordingly, do not have past financial performance and Class S has an expense structure that is similar to Class M) and the shares of the Argentina Fund. This information is derived from financial and accounting records of each Fund. Except with respect to the financial information of the Latin America Fund for the six months ended April 30, 2001, which is unaudited, this information has been audited by PricewaterhouseCoopers LLP. Both Funds' independent accountants' reports, along with each Fund's financial statements, are incorporated herein by reference and included in the Funds' Annual Reports to Stockholders, and in the Argentina Fund's Semi-Annual Report to Stockholders. The Annual Report for the fiscal year ended October 31, 2000 and the Semi-Annual Report for the six months ended April 30, 2001 for the Latin America Fund accompany this Prospectus/Proxy Statement. The Annual Report for the year ended October 31, 2000 and the Semi-Annual Report (unaudited) for the six months ended April 30, 2001 for the Argentina Fund may be obtained without charge by writing to ZSI at 345 Park Avenue, New York, New York 10154, or by calling 800-349-4281.

                The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                         LATIN AMERICA FUND CLASS S (a)

                                              For the Six
                                             Months Ended
                                               April 30,
                                                 2001                              Years Ended October 31,
                                              (unaudited)       2000          1999           1998            1997         1996
                                             ------------    -----------   ----------    -----------     -----------   -----------
NET ASSET VALUE, BEGINNING OF PERIOD....       $   22.74      $   19.95     $  19.02      $   25.12       $   20.63     $   16.22
                                             ------------    -----------   ----------    -----------     -----------   -----------
Income (loss) from investment operations:
   Net investment income (loss) (b).....             .11            .20(f)       .31            .34             .26           .25
   Net realized and unrealized gain (loss)
     on investment transactions.........            (.64)          2.64         1.63          (5.05)           4.49          4.30
                                             ------------    -----------   ----------    -----------     -----------   -----------

   Total from investment operations.....            (.53)          2.84         1.94          (4.71)           4.75          4.55
                                             ------------    -----------   ----------    -----------     -----------   -----------

Less distributions from:
   Net investment income................            (.18)          (.05)        (.37)          (.25)           (.26)         (.15)
   Net realized gains on investment
     transactions.......................           (1.49)            --         (.64)         (1.14)             --            --
                                             ------------    -----------   ----------    -----------     -----------   -----------

   Total distributions..................           (1.67)          (.05)       (1.01)         (1.39)           (.26)         (.15)
                                             ------------    -----------   ----------    -----------     -----------   -----------

Redemption fees (c)                                   --             --           --             --              --           .01
NET ASSET VALUE, END OF PERIOD..........       $   20.54      $   22.74     $  19.95      $   19.02       $   25.12     $   20.63
                                             ============    ===========   ==========    ===========     ===========   ===========

Total Return (%)                                   (2.06)**       14.15        10.97         (20.23)          23.25         28.31(d)

RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA
Net assets, end of period ($ millions)..             381            422          449            504             883           622
Ratio of expenses before expense
  reductions (%)........................            1.92*          1.80(e)      1.96           1.87            1.89          1.96
Ratio of expenses after expense
  reductions (%)........................            1.92*          1.79(e)      1.96           1.87            1.89          1.96
Ratio of net investment income (loss) (%)           1.05*           .80         1.61           1.45             .98          1.32
Portfolio turnover rate (%).............              24*            42           48             44              42            22

------------------------
(a) On October 2, 2000, existing shares of the Latin America Fund were redesignated as Class S shares.
(b)     Based on monthly average shares outstanding during the period.
(c) Until September 5, 1996, upon the redemption or exchange of shares held by stockholders for less than one year, a fee of 2% was assessed and retained by the Latin America Fund for the benefit of the remaining stockholders.
(d) Stockholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization in fiscal 2000 before and after expense reductions were 1.79% and 1.79%, respectively.
(f) Net investment income per share includes non-recurring dividend income of $.05 per share.
*       Annualized
**      Not annualized

ARGENTINA FUND


                                             For the Six
                                             Months Ended                               Years Ended October 31,
                                            April 30, 2001      2000          1999           1998            1997         1996
                                             ------------    -----------   ----------    -----------     -----------   -----------
Per Share Operating Performance
NET ASSET VALUE, BEGINNING OF PERIOD....       $   14.12      $   14.59     $  13.02      $   14.60       $   12.70     $   10.27
                                             ------------    -----------   ----------    -----------     -----------   -----------

Income (loss) from investment operations:
   Net investment income (loss) (a).....             .25            .30          .38            .39             .30           .26
   Net realized and unrealized gain (loss)
     on investment transactions.........            (.88)          (.07)        1.64          (1.72)           1.93          2.50
                                             ------------    -----------   ----------    -----------     -----------   -----------

Total from investment operations........            (.63)           .23         2.02          (1.33)           2.23          2.76
                                             ------------    -----------   ----------    -----------     -----------   -----------

Less distributions from:
   Net investment income................            (.23)          (.31)        (.45)          (.25)           (.33)         (.33)
   Net realized gains on investment
     transactions.......................            (.27)          (.39)          --             --              --            --
                                             ------------    -----------   ----------    -----------     -----------   -----------

Total distributions.....................            (.50)          (.70)        (.45)          (.25)           (.33)         (.33)
                                             ------------    -----------   ----------    -----------     -----------   -----------

NET ASSET VALUE, END OF PERIOD..........       $   12.99      $   14.12     $  14.59      $   13.02       $   14.60     $   12.70
                                             ============    ===========   ==========    ===========     ===========   ===========
MARKET VALUE, END OF PERIOD.............       $   11.00      $   10.44     $  10.69      $    9.63       $   12.31     $   11.50
                                             ============    ===========   ==========    ===========     ===========   ===========

TOTAL RETURN
Per share market value (%)..............            9.93**         3.43        17.19         (20.15)           9.84         16.52
Per share net asset value (%) (b).......           (4.18)**        2.54        18.26          (8.90)          17.94         26.86
RATIOS TO AVERAGE NET ASSETS AND
  SUPPLEMENTAL DATA
Net assets, end of period ($ millions)..             121            131          135            121             135           118
Ratio of expenses (%)...................            1.59*          1.43         1.47           1.48            1.71          1.90
Ratio of net investment income (loss) (%)           3.68*          1.95         2.88           2.75            1.96          2.11
Portfolio turnover rate (%).............               9*            13           41             14              32            19

--------------------
(a)     Based on monthly average shares outstanding during the period.
(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a stockholder's investment in the Fund based on market price.
*       Annualized
**      Not Annualized

                        INFORMATION ABOUT THE ACQUISITION

                AGREEMENT AND PLAN OF REORGANIZATION. The following summary of the Plan is qualified in its entirety by reference to the Plan (Exhibit A hereto). The Plan provides for the acquisition by SIF on behalf of the Latin America Fund of all of the assets of the Argentina Fund in exchange solely for Class M voting shares of the Latin America Fund and the assumption by SIF on behalf of the Latin America Fund of all of the liabilities of the Argentina Fund on the closing date. The closing date is scheduled for December 14, 2001, or such other earlier or later date as the Funds may agree to in writing and upon 10 days prior notice to the stockholders of the Argentina Fund, such notice to be given exclusively by issuance of a press release by the Argentina Fund through customary channels (the "Closing Date").

                Prior to the Closing Date, the Argentina Fund will endeavor to discharge its liabilities and obligations. SIF on behalf of the Latin America Fund will assume all other liabilities, expenses, costs, charges and reserves of the Argentina Fund. The net asset value per share of the Argentina Fund will be determined by dividing the value of the Fund's assets, less all liabilities, by the number of shares outstanding. The Argentina Fund will utilize the procedures set forth in its Annual Report and the Latin America Fund will utilize the procedures set forth in its current Prospectus and Statement of Additional Information to determine the value of their respective portfolio securities and to determine the aggregate value of each Fund's portfolio. See "Summary -- Portfolio Valuation".

                On or as soon after the Closing Date as conveniently practicable, the Argentina Fund will liquidate and distribute pro rata to stockholders of record as of the close of business on such Closing Date the Class M shares of the Latin America Fund received by the Argentina Fund. Such liquidation and distribution will be accomplished by the establishment of accounts in the names of the Argentina Fund's stockholders on the share records of the Latin America Fund's transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Class M shares of the Latin America Fund due to the Argentina Fund's stockholders. After such distribution and the winding up of its affairs, the Argentina Fund will be dissolved.

                The consummation of the Acquisition is subject to the conditions set forth in the Plan. Notwithstanding approval by the stockholders of the Argentina Fund, the Plan may be terminated with respect to the Acquisition at any time at or prior to the Closing Date: (i) by mutual agreement of the Argentina Fund and the Latin America Fund; (ii) by either Fund if the other Fund materially breaches any representation, warranty or agreement contained in the Plan to be performed at or prior to the Closing Date; or (iii) if a condition to the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

                Approval of the Plan with respect to the Argentina Fund will require the affirmative vote of a majority of the votes entitled to be cast by the stockholders of the Argentina Fund, in person or by proxy. Stockholders of the Latin America Fund are not required to approve the Acquisition. If the Acquisition is not approved by stockholders of the Argentina Fund, the Board of Directors of the Argentina Fund will consider other possible courses of action available to it, including resubmitting the Acquisition proposal to stockholders.

                DESCRIPTION OF THE LATIN AMERICA FUND'S SHARES. SIF is registered with the SEC as an open-end management investment company. The authorized capital stock of SIF consists of 2,247,923,888 shares of a par value of $.01 each, which capital stock has been divided into five series. Only Latin America Fund Class M shares will be issued in connection with the Acquisition. Latin America Fund Class M shares issued in the Acquisition will not be subject to any initial sales charges, but, as noted above, will be subject to a 2% redemption fee (including redemptions-in-kind and exchanges) for the first year following the Acquisition, payable to the Latin America Fund.

                The assets of SIF received for the issue or sale of the shares of each series and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are specifically allocated to such series and constitute the underlying assets of such series. The underlying assets of each series are segregated on the books of account, and are charged with the liabilities in respect to such series and with a share of the general liabilities of SIF. If a series were unable to meet its obligations, the assets of all other series may in some circumstances be available to creditors for that purpose, in which case the assets of such other series could be used to meet liabilities which are not otherwise properly chargeable to them. In the event of the dissolution or liquidation of SIF or any series, the holders of the shares of any series are entitled to receive as a class the underlying assets of such shares available for distribution to stockholders. Shares of SIF entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and by each class on matters affecting an individual class.

                FEDERAL INCOME TAX CONSEQUENCES. The exchange of assets of the Argentina Fund for shares of the Latin America Fund and the assumption by SIF on behalf of the Latin America Fund of the liabilities of the Argentina Fund, followed by the distribution of such Latin America Fund shares to the holders of Argentina Fund shares, is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(l) of the Code. As a condition to the closing of the Acquisition, the Latin America Fund and the Argentina Fund will receive opinions from Dechert and Willkie Farr & Gallagher, counsel to the Latin America Fund and the Argentina Fund, respectively, substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions and certain facts, assumptions and representations, for federal income tax purposes, upon consummation of the Acquisition:

                (1) the transfer of all of the Argentina Fund's assets to SIF on behalf of the Latin America Fund in exchange solely for the Latin America Fund's shares and the assumption by SIF on behalf of the Latin America Fund of the liabilities of the Argentina Fund, followed by the distribution of the Latin America Fund's shares to the stockholders of the Argentina Fund in exchange for their shares of the Argentina Fund in complete liquidation of the Argentina Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Latin America Fund and the Argentina Fund will each be a "party to a reorganization" within the meaning of
                        Section 368(b) of the Code;

                (2) no gain or loss will be recognized by the Latin America Fund upon the receipt of the assets of the Argentina Fund solely in exchange for the Latin

                        America Fund's shares and the assumption by SIF on behalf of the Latin America Fund of the liabilities of the Argentina Fund;

                (3) no gain or loss will be recognized by the Argentina Fund upon the transfer of all of the Argentina Fund's assets to SIF on behalf of the Latin America Fund in exchange solely for the Latin America Fund's shares and the assumption by SIF on behalf of the Latin America Fund of the liabilities of the Argentina Fund or upon the distribution of the Latin America Fund's shares to the Argentina Fund's stockholders in complete liquidation of the Argentina Fund;

                (4) no gain or loss will be recognized by stockholders of the Argentina Fund upon the exchange of their Argentina Fund shares solely for shares of the Latin America Fund or upon the assumption by SIF on behalf of the Latin America Fund of the liabilities of the Argentina Fund;

                (5) the aggregate tax basis of the shares of the Latin America Fund received by each stockholder of the Argentina Fund pursuant to the Acquisition will be the same as the aggregate tax basis of shares of the Argentina Fund exchanged therefor, and the holding period of shares of the Latin America Fund to be received by each stockholder of the Argentina Fund will include the holding period of the shares of the Argentina Fund exchanged therefor (provided such shares of the Argentina Fund were held as capital assets on the date of the Acquisition); and

                (6) the tax basis of the Argentina Fund's assets acquired by SIF on behalf of the Latin America Fund will be, in each instance, the same as the tax basis of such assets to the Argentina Fund immediately prior to the Acquisition, and the holding period of the assets of the Argentina Fund in the hands of the Latin America Fund will include the period during which those assets were held by the Argentina Fund.

                No opinion will be expressed by Dechert or Willkie Farr & Gallagher, however, as to whether any gain or loss will be recognized (a) by the Argentina Fund in connection with the transfer from the Argentina Fund to SIF on behalf of the Latin America Fund of any Section 1256 contracts (as defined in Section 1256 of the Code) or (b) by the Argentina Fund or the Latin America Fund in connection with dispositions of assets by the Argentina Fund or SIF on behalf of the Latin America Fund prior to or following the Acquisition.

                Stockholders of the Argentina Fund should consult their tax advisors regarding the effect, if any, of the proposed Acquisition in light of their individual circumstances. Since the foregoing discussion only relates to the federal income tax consequences of the Acquisition, stockholders of the Argentina Fund should also consult their tax advisors as to state and local tax consequences, if any, of the Acquisition.

                POTENTIAL TAX CONSEQUENCES. Dispositions of portfolio assets by the Argentina Fund prior to the Acquisition may cause the Argentina Fund to realize taxable gain or loss that it might not have realized in the absence of the Acquisition. See "Dividends" above.

                If the Latin America Fund experiences net redemptions after the Acquisition, the Latin America Fund would be required to sell portfolio securities if available cash is not available to meet redemption requests. Many of the Latin America Fund's portfolio securities have appreciated in value since purchased and, if sold, would result in realization of capital gains. As of April 30, 2001, the unrealized appreciation of the Latin America Fund's portfolio securities was $12,197,515 (3.2% of the total value of the Fund's portfolio). The portfolio sales that may be necessitated by redemption requests following the Acquisition could result in the realization of significant capital gains by the Latin America Fund that would be in addition to those incurred in the ordinary course of the Latin America

Fund's investment activity. In order to avoid paying federal income tax on such capital gains, the Latin America Fund may be required to distribute all or a portion of the gains to its stockholders, who would be taxed on such distributions. As of April 30, 2001, based on a Class S share's net asset value of $20.54, the Latin America Fund had no net undistributed realized short-term capital gains or net undistributed realized long-term capital gains. Distributed net short-term capital gains are taxable to recipient stockholders as ordinary income and distributed long-term capital gains are taxable to recipient stockholders as long-term capital gains. Accordingly, the actions of redeeming stockholders may have adverse tax consequences for the Latin America Fund and its remaining stockholders. In an attempt to minimize adverse income tax consequences and other costs for non-redeeming stockholders in the first year after the Acquisition, the Latin America Fund would impose a 2% fee on all redemptions (including redemptions paid in-kind and exchanges) of Class M shares issued in the Acquisition during the first year following the transaction, payable to the Latin America Fund. During that one-year period, former Argentina Fund stockholders will have the option to receive redemption proceeds in cash or in-kind to the extent the redemption request exceeds $500,000 (a "Large Redemption") during any 90-day period. By paying Large Redemptions in-kind, the Latin America Fund may avoid having to sell appreciated portfolio securities and realizing capital gains, and avoid other transaction-related charges. Therefore, the Latin America Fund may avoid distributing capital gains to remaining stockholders of the Latin America Fund and may reduce expenses of non-redeeming stockholders as a consequence of Large Redemptions.

                Even in the absence of the Acquisition, unrealized capital appreciation may be realized in the future. However, if there are redemptions due to the Acquisition, the gains may be realized sooner than they otherwise would have been by the Latin America Fund. A non-redeeming stockholder who receives a capital gain distribution resulting from sales of portfolio investments necessitated by redemptions in connection with the Acquisition will realize a smaller gain (or a larger loss) upon a subsequent redemption of the stockholder's shares since the Fund's distribution of such capital gains will reduce the net asset value of the stockholder's shares.

                CAPITALIZATION (UNAUDITED). The following table sets forth, as of April 30, 2001, the unaudited capitalization of the Latin America Fund and the Argentina Fund, and on a pro forma basis as of that same date giving effect to the Acquisition. The capitalization of the Latin America Fund fluctuates and is likely to be different when the Acquisition is consummated.

                                            Latin American                                       Latin America
                                                 Fund         Argentina Fund                          Fund
                                               (Actual)         (Actual)         Adjustments     (As adjusted)
                                           ----------------  ----------------  ---------------  ----------------
Net Assets                                 $380,739,809      $120,878,040      $ (437,584)(2)   $501,180,265
Net asset value per share                  $          -      $      12.99      $        -       $          -
Net asset value per share, Class AARP      $      20.54      $          -      $        -       $      20.54
Net asset value per share, Class S         $      20.54      $          -      $        -       $      20.54
Net asset value per share, Class M*        $          -      $          -      $        -       $      20.54
Shares outstanding                                    -         9,302,808      (9,302,808)                 -
Shares outstanding, Class AARP                    7,550                 -               -              7,550
Shares outstanding, Class S                  18,530,605                 -               -         18,530,605
Shares outstanding, Class M(3)                        -                 -       5,863,703          5,863,703

(1) Assumes the Acquisition had been consummated on April 30, 2001 and is for information purposes only. No assurance can be given as to how many shares of the Latin America Fund will be received by the stockholders of the Argentina Fund on the date the Acquisition takes place, and the foregoing should not be relied upon to reflect the number of shares of the Latin America Fund that actually will be received on or after such date. No capitalization information is presented for Class A, B and C shares of the Latin America Fund because those share classes did not commence operations until May 29, 2001.

(2) Assumes capital gains distributions, without any reinvestment, of $279,084 by the Argentina Fund and one-time proxy, legal, accounting and other costs of the Acquisition of $158,500 to be borne by the Argentina Fund.

(3) Assumes the issuance of 5,863,703 Class M shares in exchange for the net assets of the Argentina Fund. The number of shares issued is based on the pro forma net asset value of each class of the Latin America Fund shares and the adjusted net assets of the Argentina Fund described in
        (2) above.

* Class M shares will be issued at the same initial net asset value per share as Class S shares of the Latin America Fund.

        PER SHARE DATA FOR ARGENTINA FUND COMMON STOCK TRADED ON THE NYSE

                The Argentina Fund's shares trade on the NYSE. The following table sets forth, on a quarterly basis, the high and low net asset values of the shares, the high and low sales prices of the shares, and the discount to net asset value that these figures represent for the periods indicated.

                                                                                               PREMIUM (DISCOUNT)
                                                                       NET ASSET                  AS % OF NET
            PERIOD                      MARKET PRICE                     VALUE                    ASSET VALUE
        (CALENDAR YEAR)              HIGH           LOW            HIGH          LOW           HIGH           LOW
----------------------------       ---------     ---------       --------       ------       --------      --------
1998
First Quarter..............         $13.188      $ 11.438          $16.18       $13.94        -18.5%        -18.0%
Second Quarter.............         $13.250      $ 10.188          $16.34       $13.38        -18.9%        -23.9%
Third Quarter..............         $12.250      $  6.750          $15.54       $ 9.32        -21.2%        -27.6%
Fourth Quarter.............         $10.938      $  7.750          $14.04       $10.85        -22.1%        -28.6%

1999
First Quarter..............         $ 9.750      $  7.938          $12.51       $10.26        -22.1%        -22.6%
Second Quarter.............         $12.750      $  9.313          $15.77       $12.19        -19.2%        -23.6%
Third Quarter..............         $11.188      $  9.563          $14.72       $13.31        -24.0%        -28.2%
Fourth Quarter.............         $12.438      $  9.938          $16.90       $13.56        -26.4%        -26.7%

2000
First Quarter..............         $13.063      $ 11.500          $17.95       $15.55        -27.2%        -26.0%
Second Quarter.............         $11.625      $  9.188          $16.82       $13.20        -30.9%        -30.4%
Third Quarter..............         $11.063      $  9.875          $16.12       $14.64        -31.4%        -32.5%
Fourth Quarter.............         $10.563      $  9.750          $14.96       $12.79        -29.4%        -23.8%

2001
First Quarter..............         $12.750      $ 10.000          $15.74       $12.36        -19.0%        -19.1%
Second Quarter.............         $12.350      $  9.980          $13.48       $12.26         -8.4%        -18.6%

                The following table shows information about the common stock of the Argentina Fund as of April 30, 2001.

                                                                                              (4)
                                                            (3)                          Amount Issued
                                                    Amount held by the             and Outstanding Exclusive
             (1)                       (2)            Argentina Fund                 of Amount Shown Under
        Title of Class          Amount Authorized   for its Own Account                       (3)
-----------------------------  ------------------- --------------------           ---------------------------
Common Stock $0.01 par value       100,000,000             None                            9,302,808

                             PRINCIPAL STOCKHOLDERS

                As of the Record Date, the following persons owned beneficially more than 5% of the outstanding shares of either the Argentina Fund or the Latin America Fund:

                         -----------------------------


                [All of the officers and Directors of the Argentina Fund as a group owned less than 1% of the outstanding voting securities of the Argentina Fund, as of the Record Date.] [All of the officers and Directors of SIF as a group owned less than 1% of the outstanding voting securities of the Latin America Fund as of such date.]

                 COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                INVESTMENT OBJECTIVES. The investment objective of both the Latin America Fund and the Argentina Fund is long-term capital appreciation. The investment objective of the Argentina Fund may not be changed by the Board of Directors without the affirmative vote of the holders of a majority of the outstanding shares (as defined in the 1940 Act) of the Argentina Fund. The Latin America Fund's investment objective, however, may be changed by the Board of Directors without a vote of stockholders.

                PRINCIPAL INVESTMENT POLICIES (GENERALLY). The Latin America Fund invests at least 65% of its total assets in Latin American common stocks and other equities. Although the Latin America Fund may invest in any Latin American country, it expects to invest primarily in common stocks of established companies in Argentina, Brazil, Chile, Colombia, Mexico, Panama and Peru. The Latin America Fund may invest in other Latin American countries when ZSI deems it appropriate and intends to allocate investments among at least three countries at all times. The Argentina Fund currently invests, under normal market conditions, at least 65% of its total assets in equity securities of Argentine issuers. The Argentina Fund may also invest up to 20% of its assets in securities of issuers headquartered or based in countries that are full or associate members of Mercosur (excluding Argentina for which no percentage limitation shall apply), consistent with the investment objective of the Fund. Mercosur is a common market comprised of the following South American countries: Argentina, Brazil, Paraguay and Uruguay - Chile and Bolivia are associate members. As indicated above, effective upon stockholder approval of the Plan, the Argentina Fund's 65% policy will be modified to provide that, under normal market conditions, at least 65% of the Fund's assets will be invested in Latin American issuers. As of April 30, 2001, 70.8% of the Argentina Fund's portfolio was invested in Argentine equity securities and 3.8% of the Latin America Fund's portfolio was invested in such securities. Each Fund's equity investments may include common stocks, preferred stocks (either convertible or non-convertible), depositary receipts, warrants and shares of investment companies. Under new Rule 35d-1 under the 1940 Act, each Fund will be required (so long as it keeps its current name) to invest at least 80% of its assets in Latin American issuers (with respect to the Latin America Fund) and Argentine issuers (with respect to the Argentina Fund), except for temporary defensive purposes, by July 2002.

                The Latin America Fund defines Latin America as Mexico, Central America, South America and the Spanish-speaking islands of the Caribbean. The Latin America Fund defines securities of Latin American issuers as: (i) securities of companies organized under the law of a Latin American country or for which the principal securities trading market is in Latin America; (ii) securities issued or guaranteed by the government of a country in Latin America, its agencies or instrumentalities, political subdivisions or the central bank of such country; (iii) securities of companies, wherever organized, when at least 50% of an issuer's non-current assets, capitalization, gross revenue or profit in any one of the two most recent fiscal years represents (directly or indirectly through subsidiaries) assets or activities located in Latin America; or (iv) securities of Latin American issuers, as defined above, in the form of depositary shares. The Argentina Fund defines Argentine issuers to be issuers:
(i) that are organized under the laws of Argentina and have a principal office in Argentina; (ii) that derive 50% or more of their total revenues from business in Argentina; or (iii) the securities of which are traded principally in the Argentine stock markets or the over-the-counter market, as well as Argentine Government securities.

                In pursuing its objective, each Fund invests primarily in equity securities believed to have potential for long-term capital appreciation. The Argentina Fund intends to purchase and hold securities for long-term capital appreciation and does not expect to trade in securities for short-term gain. The Latin America Fund, however, may trade securities more actively, which could mean higher expenses (thus lowering return) and higher taxable distributions.

                Both the Latin America Fund and the Argentina Fund have elected to operate as "non-diversified" investment companies under the 1940 Act and as such are permitted to invest a greater proportion of their assets in the securities of a smaller number of issuers than diversified investment companies. As a result, the Funds may be subject to greater risks with respect to their portfolios than more broadly diversified funds.

                STOCK SELECTION. In choosing stocks for the Latin America Fund, the portfolio managers use a combination of three analytical disciplines:

    - Bottom up research. The managers look for companies that have relatively low debt and high cash flows and that reinvest significantly in their core businesses. The managers also consider a company's competitive strength, as measured by such factors as market share, return on capital and gross margins.

    - Growth orientation. The managers generally look for companies that have above-average potential for sustainable earnings growth and whose market value appears reasonable in light of their business prospects.

    - Analysis of regional themes. The managers look for significant social, economic, industrial and demographic changes, seeking to identify stocks that may benefit from them.

                In selecting industries and companies for investment by the Argentina Fund, the portfolio manager will consider overall growth prospects, competitive position in domestic and export markets, technology, research and development, productivity, labor costs, raw material costs and sources, profit margins, return on investment, capital resources, government regulation, management, price of the securities and other factors.

                Both the Latin America Fund and the Argentina Fund will normally sell a stock when the manager(s) believe its price is unlikely to go much higher, its fundamentals have deteriorated, other investments offer better opportunities. In addition, the Latin America Fund will normally sell a stock when adjusting its emphasis on a given country.

                OTHER INVESTMENT POLICIES. Subject to the limits described above, each Fund may invest in any other type of security including, but not limited to, equity securities of non-Latin American or non-Argentine companies, respectively, bonds, notes and other debt securities of domestic or foreign companies and obligations of domestic or foreign governments and their political subdivisions. The Argentina Fund may invest up to 30% of its total assets in debt securities, but will limit its holdings of debt securities that are comparable in quality to securities rated C and as low as D by S&P or Moody's to 5% of its assets. The Latin America Fund, however, may invest up to 35% of its total assets in debt securities, including 10% of which may include junk bonds (i.e., rated BB or below by S&P and Ba or below by Moody's at the time of purchase). Both Funds may acquire securities of other investment companies to the extent consistent with their respective investment objectives and subject to the limitations of the 1940 Act. The Latin America Fund may also invest in loan participations and assignments, and reverse repurchase agreements (up to 5% of its total assets). In addition, the Funds may:

    - invest in convertible securities (i.e., bonds, notes, debentures, preferred stocks and other securities which are convertible into common stocks)

    - invest in warrants (although the Latin America Fund may only do so in an amount up to 5% of its total assets), purchase securities on a "when-issued" or "forward delivery" basis and enter into repurchase agreements

    - shift up to 100% of their assets into investments such as money market securities for temporary defensive purposes or invest a portion of their assets in these securities to maintain liquidity

    - invest (up to 25% of total assets with respect to the Argentina Fund and up to 15% of net assets with respect to the Latin America Fund) in illiquid securities. Both Funds intend to invest primarily in securities of established companies.

    - use various types of derivatives (contracts whose value is based on, for example, indices, currencies or securities). ZSI does not intend to use derivatives as principal investments for either Fund and might not use them at all.

                OTHER POLICIES OF THE LATIN AMERICA FUND. The Board of Directors of SIF has the discretion to retain the current distribution arrangement for the Latin America Fund while investing in a master fund through a "master/feeder" structure. A master/feeder structure is one in which a fund (a "feeder fund"), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the "master fund") with substantially the same investment objective and policies as the feeder fund. The Board of Directors of SIF, however, has no current intention of investing the Latin America Fund's assets in a master fund at this time. The Latin America Fund has also received exemptive relief from the SEC which permits it to participate in an interfund lending program among certain investment companies advised by ZSI. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions designed to ensure fair and equitable treatment of all participating funds. To the extent the Latin America Fund is actually engaged in borrowing through this program, the Fund, as a matter of non-fundamental policy, may not borrow for other than temporary or emergency purposes (and not for leveraging), except that it may engage in reverse repurchase agreements and dollar rolls for any purpose. The Latin America Fund may also engage in short sales "against the box."

                INVESTMENT LIMITATIONS. The Latin America Fund and the Argentina Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares. As a fundamental limitation, the Argentina Fund may not purchase securities on margin, except such short-term credits as may be necessary for the clearance of transactions and the maintenance of margin with respect to options, futures and forward contracts, and also may not make short sales of securities or maintain a short position. The Latin America Fund has similar restrictions, except that they are classified as non-fundamental, and that the Latin America Fund may engage in short sales against the box.

                Both Funds have a fundamental restriction regarding borrowing money: the Latin America Fund may only do so if permitted under the 1940 Act and the Argentina Fund may do so for temporary or emergency purposes, as well as for the clearance of transactions or for the purpose of purchasing the Fund's common stock in an aggregate value amount not to exceed 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). The Argentina Fund may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security. The Latin America Fund has no prohibitions on the pledging of its assets, although as a non-fundamental policy, the Latin America Fund has restricted any borrowings to amounts not greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls or other investment transactions described in its registration statement which may be deemed borrowings. Stockholders should refer to the SAI for a more detailed comparison of the fundamental and nonfundamental investment limitations of the Funds.

                             MANAGEMENT OF THE FUNDS

        ZSI serves as investment adviser to both the Latin America Fund and the Argentina Fund, and will continue to manage the Latin America Fund after the Acquisition. The Latin America Fund will also be governed by the same directors and officers of SIF as before the Acquisition, which are different from the directors and officers of the Argentina Fund, except for John R. Hebble, John Millette, Brenda Lyons, Caroline Pearson and Kathryn L. Quirk, who currently serve as officers of both Funds.

        ZSI, the predecessor of which is Scudder, Stevens & Clark, Inc., ("Scudder"), is one of the most experienced investment counsel firms in the U.S. It was established as a partnership in 1919 and pioneered the practice of providing investment counsel to individual clients on a fee basis. In 1928, it introduced the first no-load mutual fund to the public. In 1953 ZSI introduced SIF, the first mutual fund available in the U.S. investing internationally in securities of issuers in several foreign countries. The predecessor firm reorganized from a partnership to a corporation on June 28, 1985. On June 26, 1997, Scudder entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich agreed to form an alliance. On December 31, 1997, Zurich acquired a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, became part of Scudder. Scudder's name changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). On September 7, 1998, the business of Zurich (including Zurich's 70% interest in Scudder Kemper) and the financial services businesses of B.A.T. Industries p.l.c. ("B.A.T.") were combined to form a new global insurance and financial services company known as Zurich Financial Services Group, with the balance initially owned by former B.A.T. shareholders. On October 17, 2000, the dual holding company structure of Zurich Financial Services Group, comprised of Allied Zurich p.l.c. in the United Kingdom and Zurich Allied A.G. in Switzerland, was unified into a single Swiss holding company, Zurich Financial Services. On January 1, 2001, Scudder Kemper Investments, Inc. changed its name to Zurich Scudder Investments, Inc. ZSI manages each Fund's daily investment and business affairs subject to the policies established by each Fund's Board of Directors. The Directors of each Fund have overall responsibility for the management of that Fund under Maryland law.

        Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services and have branch offices and subsidiaries in more than 40 countries throughout the world.

        In addition to a common investment adviser, the Funds also share many of the same service providers. For example, Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of ZSI, computes the net asset value of each Fund and maintains the portfolio and general accounting records of the Fund. Brown Brothers Harriman & Company, whose principal business address is 40 Water Street, Boston, MA 02110, serves as custodian to each Fund (the "Custodian") and has custody of all securities and cash of the Funds held outside the United States. The Custodian attends to the collection of principal and income, and payment for and collection of proceeds of securities bought and sold by each Fund. PricewaterhouseCoopers LLP is each Fund's independent accountant and audits the financial statements of each Fund and provides other audit, tax and related services. SISC, whose principal business address is P.O. Box 219153, Kansas City, MO 64105, serves as transfer agent to the Argentina Fund and to the Class A, B and C and Class M shares of the Latin America Fund, while Scudder Service Corporation serves as transfer agent to the Class AARP and S shares of the Latin America Fund. In addition, SIS serves as dividend paying agent for each Fund. SDI serves as principal underwriter to the Class A, B and C shares of the Latin America Fund. SIS serves as principal underwriter to the Class S and AARP shares of the Latin America Fund.

        Paul H. Rogers serves as the portfolio manager of the Argentina Fund and is also the lead portfolio manager of the Latin America Fund. Mr. Rogers began his investment career in 1985. He joined ZSI in 1994 and joined the Latin America Fund team in 1996. Tara C. Kenney assists Mr. Rogers in the day to day management of the Latin America Fund. Ms. Kenney began her investment career in 1994. She joined ZSI in 1995 and joined the Latin America Fund team in 1996. The current portfolio managers of the Latin America Fund will continue to manage that Fund following the Acquisition.

                 INTEREST OF CERTAIN PERSONS IN THE ACQUISITION

        ZSI may be deemed to have an interest in the Plan and the Acquisition because it provides investment management services to both the Latin America Fund and the Argentina Fund. ZSI receives compensation from the Latin America Fund and the Argentina Fund for services it provides pursuant to investment management agreements, and pursuant to the Administration Agreement in the case of the Latin America Fund. The terms and provisions of these arrangements are described in the Latin America Fund's Prospectus and Statement of Additional Information and the Argentina Fund's Annual Report. Future growth of assets of the Latin America Fund, if any, can be expected to increase the total amount of fees payable to ZSI and its affiliates. As mentioned above, the management fee currently payable to ZSI by the Latin America Fund is greater than that paid by the Argentina Fund.

        Affiliates of ZSI (i.e., SFAC, SISC, SIS and SDI) may also be deemed to have an interest in the Plan and the Acquisition because of the services they currently provide to the Funds and will continue to provide to the Latin America Fund following the Acquisition.

                       INFORMATION ON STOCKHOLDERS' RIGHTS

        GENERAL. The Latin America Fund is a series of SIF. SIF was organized as Scudder Fund of Canada Ltd. in Canada in 1953 by Scudder. On March 16, 1964, the name of the corporation was changed to Scudder International Investments Ltd. On July 31, 1975, the corporate domicile of the corporation was changed to the U.S. through the transfer of its net assets to a newly formed Maryland corporation, SIF, in exchange for shares of the corporation which then were distributed to the stockholders of SIF. SIF is governed by its Articles of Incorporation, By-Laws and Board of Directors. The Argentina Fund is a Maryland corporation incorporated on August 16, 1991 and is also governed by its Articles of Incorporation, By-Laws and Board of Directors. The Argentina Fund has an authorized share capital of 100,000,000 shares of common stock with a par value of $0.01 per share. The Latin America Fund has an authorized share capital of 340,000,000 shares of capital stock, $0.01 par value per share, of which 100,000,000 shares are designated as the Class S shares of the Fund, 100,000,000 shares are designated as the AARP shares of the Fund, 50,000,000 shares are designated as the Class A shares of the Fund, 50,000,000 shares are designated as the Class B shares of the Fund, 20,000,000 shares are designated as the Class C shares of the Fund and 20,000,000 are designated as the Class M shares of the Fund.

        The Board of Directors of SIF has the power to increase the authorized amount of capital stock of the Latin America Fund and to classify unissued shares for the purposes of creating new series or classes from time to time. In both the Latin America Fund and the Argentina Fund, shares represent interests in the assets of the relevant Fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, unless specified otherwise in the Fund's governing documents. Shares of each Fund are fully paid and nonassessable when issued, are transferable without restriction and have no preemptive rights. With respect to the Latin America Fund, expenses related to the distribution of each class of shares of the Fund are borne solely by such class and each class of shares has exclusive voting rights with respect to the provisions of any Rule 12b-1 distribution plan.

        Unlike the Argentina Fund, SIF is not required to hold annual stockholder meetings and does not intend to do so unless required by the 1940 Act or other applicable law. SIF will hold special meetings as required or deemed desirable for such purposes as electing Directors, changing fundamental policies or approving an investment management agreement. SIF Directors serve until the next meeting of stockholders, if any, called for the purpose of electing Directors and until the election and qualification of a successor or until such Director sooner dies, resigns, retires or is removed by the stockholders by vote of a majority of the outstanding shares of SIF. In accordance with the 1940 Act: (a) SIF will hold a stockholders meeting for the election of Directors at such time as less than a majority of the Directors have been elected by stockholders, and (b) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the Directors have been elected by the stockholders, that vacancy will be filled only by a vote of the stockholders.

        In contrast, the Argentina Fund's Articles of Incorporation provide that the Board of Directors is divided into three classes. Upon the expiration of the term of the office of each class, the Directors in such class are elected for a term of three years to succeed the Directors whose terms of office expire.

        The governing documents of SIF provide that the presence at a stockholders meeting in person or by proxy of at least one-third of the shares entitled to vote on a matter shall constitute a quorum. Thus, a meeting of stockholders of SIF could take place even if less than a majority of the stockholders were represented on its scheduled date. Stockholders would in such a case be permitted to take action which does not require a larger vote than a majority of a quorum, such as the election of Directors and ratification of the selection of independent auditors. In contrast, the Argentina Fund's governing documents provide that the presence at a stockholders meetings in person or by proxy of at least a majority of shares entitled to vote on a matter shall constitute a quorum. Stockholders of both Funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

        ANTI-TAKEOVER PROVISIONS. In most cases, Argentina Fund stockholders are permitted to take action by a vote of the majority of votes validly cast. However, for a vote on (i) any amendment to the Articles of Incorporation to make the Argentina Fund's common stock a "redeemable security" (as such term is defined in the 1940 Act), (ii) any stockholder proposal as to specific investment decisions made or to be made with respect to the Argentina Fund's assets, (iii) any proposal as to the voluntary liquidation or dissolution of the Argentina Fund or (iv) any "Business Combination" (e.g., merger or sale of substantial assets, etc.), the Argentina Fund requires the affirmative vote of at least 75% of the votes entitled to be cast by stockholders in addition to the affirmative vote of 75% of the entire Board of Directors. However, if such a transaction is approved by a vote of 75% of the "Continuing Directors" of the Argentina Fund, a "Business Combination" (like the Acquisition) and the Argentina Fund's liquidation and dissolution may be approved by the affirmative vote of a majority of the votes entitled to be cast by Argentina Fund stockholders. A "Continuing Director" is any member of the Board of Directors of the Argentina Fund who:

        - is not a person or affiliate of a person (other than an investment company advised by the Fund's initial investment adviser or any of its affiliates, such as SIF) who enters or proposes to enter into a Business Combination with the Argentina Fund (such person or affiliate, an "Interested Party"), and

        - who has been a member of the Board of Directors of the Argentina Fund for a period of at least 12 months, or is a successor of a Continuing Director who is unaffiliated with an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors of the Argentina Fund.

        In addition, vacancies on the Board of Directors of the Argentina Fund created by reason of death, resignation or removal, or if the authorized number of Directors is increased, are filled by the affirmative vote of a majority of the Directors then in office. Such new Directors hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until a successor is elected and qualifies.

        MULTI-CLASS STRUCTURE. The Latin America Fund offers Class A, B and C shares, as well as Class AARP shares. The Latin America Fund no longer offers Class S shares and will only issue Class M shares in connection with the Acquisition and the reinvestment of dividends by Class M stockholders in additional Class M shares. The Argentina Fund does not offer a multi-class structure.

        BOARD. The By-Laws of SIF provide that the term of office of each Director shall be from the time of his or her election and qualification until his or her successor shall have been elected and shall have qualified, or until his or her death, or until he or she shall have resigned or have been removed pursuant to the By-Laws or Articles of Incorporation of SIF. The By-Laws of the Argentina Fund provide that the term of office of each Director shall be three years. As described above, pursuant to the Argentina Fund's classified Board structure, annual stockholders' meetings are held each year for the purpose of electing Directors.

        Any Director of SIF may be removed from office, with or without cause, by the affirmative vote of the stockholders by vote of a majority of the outstanding shares of SIF. Any Director of the Argentina Fund may be removed from office, for cause only, by the vote of at least 75% of the outstanding shares then entitled to be cast for the election of Directors. Vacancies on the Boards of the Argentina Fund or SIF may be filled by the Directors remaining in office.

        As stated above, upon the Acquisition, the members of the Board of Directors of the Argentina Fund will not serve on the Board of Directors of SIF.

        LIQUIDATION OR TERMINATION. In the event of the liquidation or termination of the Latin America Fund or the Argentina Fund, the stockholders of each Fund are entitled to receive, when and as declared by the Directors, the excess of the assets over the liabilities belonging to the relevant Fund. In either case, the assets so distributed to stockholders will be distributed among the stockholders in proportion to the number of shares of the class held by them and recorded on the books of the relevant Fund. The net asset value of the classes of shares of the Latin America Fund would differ due to differences in expense ratios.

        LIABILITY OF DIRECTORS/OFFICERS. The Articles of Incorporation of SIF and the Argentina Fund provide that to the extent permitted by law the Directors and officers shall not be liable for monetary damages for breach of fiduciary duty as a Director or officer. The Articles of Incorporation of SIF and the Argentina Fund provide that each Fund shall indemnify each Director and officer and make advances for the payment of expenses relating to the matter for which indemnification is sought, each to the fullest extent permitted by Maryland law and any other applicable law.

        RIGHTS OF INSPECTION. Maryland law permits any stockholder of SIF or the Argentina Fund or any agent of such stockholders to inspect and copy, during usual business hours, the By-Laws, minutes of stockholder proceedings, annual statements of the affairs and voting trust agreements (if any) of SIF or the Argentina Fund, respectively, on file at its principal office.

        STOCKHOLDER LIABILITY. Under Maryland law, stockholders of the Latin America Fund and the Argentina Fund do not have personal liability for corporate acts and obligations. Class M shares of the Latin America Fund issued to the stockholders of the Argentina Fund in the Acquisition will be fully paid and nonassessable when issued, transferable without restrictions and will have no preemptive rights.

        THE FOREGOING IS ONLY A SUMMARY OF CERTAIN CHARACTERISTICS OF THE OPERATIONS OF THE LATIN AMERICA FUND AND THE ARGENTINA FUND. THE FOREGOING IS NOT A COMPLETE DESCRIPTION OF THE DOCUMENTS CITED. STOCKHOLDERS SHOULD REFER TO THE PROVISIONS OF THE CORPORATE DOCUMENTS AND STATE LAWS GOVERNING EACH FUND FOR A MORE THOROUGH DESCRIPTION.

                        PROPOSAL 2: ELECTION OF DIRECTORS

        At the Meeting, two (2) Directors of the Argentina Fund will be elected to hold office for a term of three years, or until their respective successors are duly elected and qualified.

Persons named on the accompanying proxy card intend, in the absence of contrary instructions, to vote all proxies in favor of the election of the two (2) nominees listed below as Directors. The nominees have consented to stand for election and to serve if elected. If any such nominee should be unable to serve, an event not now anticipated, the proxies will be voted for such person, if any, as shall be designated by the Argentina Fund Board of Directors to replace any such nominee.

        As stated above in Proposal 1, however, if the Acquisition is consummated, the Directors of the Argentina Fund will not serve on the Board of Directors of SIF.

INFORMATION CONCERNING THE NOMINEES

        The following table sets forth certain information concerning each of the two nominees as a Director of the Argentina Fund. Mr. da Frota Nogueira and Ms. Kaufman are currently Directors of the Argentina Fund. Unless otherwise noted, each of the nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

CLASS III -- NOMINEES TO SERVE UNTIL 2004 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                  AGGREGATE DOLLAR
                                                                                  RANGE OF EQUITY
                                                                                  SECURITIES IN ALL
                                                               DOLLAR RANGE       REGISTERED INVEST-
                                                               OF EQUITY          MENT COMPANIES
                      PRESENT OFFICE WITH THE                  SECURITIES IN      OVERSEEN BY
NAME (AGE)            FUND, IF ANY; PRINCIPAL                  THE FUND           DIRECTOR IN FAMILY
ADDRESS               OCCUPATION OR EMPLOYMENT   YEAR FIRST    AS OF              OF INVESTMENT
NONINTERESTED         AND DIRECTORSHIPS IN       BECAME A      MAY 31,            COMPANIES AS OF MAY    PERCENT OF
DIRECTORS             PUBLICLY HELD COMPANIES    DIRECTOR      2001(1)            31, 2001(1)              CLASS
---------------------------------------------------------------------------------------------------------------------
[Include Picture]     Director and Chief         1991          $10,001-$50,000    over $100,000         Less than 1/4
                      Executive Officer, IMF                                                            of 1%
                      Editora Ltda. (financial
                      publisher).  Director,
                      Brazilian Association of
                      Securities Analysts
                      (ABAMEC-Brazil); Member,
                      Board of Association of
Ronaldo A. da Frota   Certified International
Nogueira (61)         Investment Analysts
c/o Zurich Scudder    (ACIIA).  Mr. Nogueira
Investments, Inc.     serves on the boards of
345 Park Avenue       certain other funds
New York, NY  10154   managed by ZSI.

[Include picture]     Vice President, Council    1991          0- $10,000         0- $10,000            Less than 1/4
                      of the Americas; Vice                                                             of 1%
                      President, Americas
                      Society; Director,
                      Valero Energy Corp.  Ms.
                      Kaufman serves on the
                      board of one additional
Susan Kaufman         fund managed by ZSI.
Purcell (57)
c/o Zurich Scudder
Investments, Inc.
345 Park Avenue
New York, NY  10154

INFORMATION CONCERNING CONTINUING DIRECTORS

        The Board of Directors is divided into three classes, each Director serving for a term of three years. The terms of Class I and II Directors do not expire this year. The following table sets forth certain information regarding the Directors in such classes.

CLASS I -- DIRECTORS TO SERVE UNTIL 2002 ANNUAL MEETING OF STOCKHOLDERS:

                                                                                  AGGREGATE DOLLAR
                                                                                  RANGE OF EQUITY
                                                                                  SECURITIES IN ALL
                                                                 DOLLAR RANGE     REGISTERED INVEST-
                                                                 OF EQUITY        MENT COMPANIES
                    PRESENT OFFICE WITH THE                      SECURITIES IN    OVERSEEN BY
NAME (AGE)          FUND, IF ANY; PRINCIPAL                      THE FUND         DIRECTOR IN FAMILY
ADDRESS             OCCUPATION OR EMPLOYMENT    YEAR FIRST       AS OF            OF INVESTMENT
NONINTERESTED       AND DIRECTORSHIPS IN        BECAME A         MAY 31,          COMPANIES AS           PERCENT OF
DIRECTORS           PUBLICLY HELD COMPANIES     DIRECTOR         2001(1)          OF MAY 31, 2001(1)       CLASS
---------------------------------------------------------------------------------------------------------------------

[Include picture]    Clinical Professor of          1999           0-$10,000       $10,001-$50,000      Less than 1/4
                     Finance, Stern School of                                                           of 1%
                     Business, New York
                     University; Managing
                     Director, J.P. Morgan
                     (investment banking
                     firm) (until 1996).  Mr.
                     Froewiss serves on the
 Kenneth C.          board of certain other
 Froewiss +          funds managed by ZSI.
 (54)
 c/o Zurich Scudder
 Investments, Inc.
 345 Park Avenue
 New York, NY  10154


CLASS II -- DIRECTORS TO SERVE UNTIL 2003 ANNUAL MEETING OF STOCKHOLDERS:


                                                                                 AGGREGATE DOLLAR
                                                                                 RANGE OF EQUITY
                                                                                 SECURITIES IN ALL
                                                                                 REGISTERED INVEST-
                    PRESENT OFFICE WITH THE                     DOLLAR RANGE     MENT COMPANIES
NAME (AGE)          FUND, IF ANY; PRINCIPAL                     OF EQUITY        OVERSEEN BY DIRECTOR
ADDRESS             OCCUPATION OR EMPLOYMENT   YEAR FIRST       SECURITIES IN    IN FAMILY OF
INTERESTED          AND DIRECTORSHIPS IN       BECAME A         THE FUND AS OF   INVESTMENT COMPANIES    PERCENT OF
DIRECTOR            PUBLICLY HELD COMPANIES    DIRECTOR         MAY 31, 2001(1)  AS OF MAY 31, 2001(1)     CLASS
----------------------------------------------------------------------------------------------------------------------
[Include Picture]   President, Managing              1997       $10,001-$50,000      over $100,000      Less than 1/4
                    Director of ZSI; and                                                                of 1%
                    Director, Korea Society
                    (private society).  Mr.
                    Bratt serves on the
                    boards of certain other
                    funds managed by ZSI.
Nicholas Bratt *+
(51)
c/o Zurich Scudder
Investments, Inc.
345 Park Avenue
New York, NY
10154

                                                                                 AGGREGATE DOLLAR
                                                                                 RANGE OF EQUITY
                                                                DOLLAR RANGE     SECURITIES IN ALL
                                                                OF EQUITY        REGISTERED INVEST-
                    PRESENT OFFICE WITH THE                     SECURITIES IN    MENT COMPANIES
NAME (AGE)          FUND, IF ANY; PRINCIPAL                     THE FUND         OVERSEEN BY DIRECTOR
ADDRESS             OCCUPATION OR EMPLOYMENT   YEAR FIRST       AS OF            IN FAMILY OF
NONINTERESTED       AND DIRECTORSHIPS IN       BECAME A         MAY 31,          INVESTMENT COMPANIES    PERCENT OF
DIRECTOR            PUBLICLY HELD COMPANIES    DIRECTOR         2001(1)          AS OF MAY 31, 2001(1)     CLASS
---------------------------------------------------------------------------------------------------------------------
[Include Picture]   Retired Vice Chairman,                      $10,001-$50,000      over $100,000      Less than 1/4
                    Chemical Banking                                                                    of 1%
                    Corporation; Director,
                    ARAMARK Corporation, and
                    Omnicom Group, Inc.;
                    Member, Council on
                    Foreign Relations;
                    Managing Director,
                    Metropolitan Opera
                    Association. Previously
                    Visiting
                    Professor/Executive-in
                    Residence, Columbia
Robert J.           University Business
Callander           School; Formerly,
(69)                Director, Barnes Group,
c/o Zurich Scudder  Inc, (until April 2001).
Investments, Inc.   Mr. Callander serves on
345 Park Avenue     the boards of certain
New York, NY        other funds managed by
10154               ZSI.

All Directors and
Officers as a                                                                        $4,570 shares       Less than 1/4
group                                                                                                    of 1%


* Director considered by the Argentina Fund and its counsel to be an "interested person" (which as used in this proxy statement is as defined in the 1940 Act) of the Argentina Fund or of the Argentina Fund's investment manager, ZSI. Mr. Bratt is deemed to be an interested person because of his affiliation with the Argentina Fund's investment manager, ZSI, or because he is an officer of the Argentina Fund or both.

+ Mr. Bratt and Mr. Froewiss are members of the Executive Committee of the Argentina Fund.

(1) The information as to beneficial ownership is based on statements furnished to the Argentina Fund by the Directors. Unless otherwise noted, beneficial ownership is based on sole voting and investment power.

        The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a Director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board may recommend.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based on a review of reports filed by the Argentina Fund's directors and executive officers, officers and directors of ZSI, and affiliated persons and beneficial holders of 10% or more of the outstanding shares of the Argentina Fund, all filings required by Section

16(a) of the Securities and Exchange Act of 1934 for the fiscal year ended October 31, 2000 were timely, except that Harold D. Kahn failed to file a Form 3.

        According to a filing made with the SEC on Schedule 13G made in February of 2001, President and Fellows of Harvard College, c/o Harvard Management Company Inc., 600 Atlantic Avenue, Boston, MA 02110 reported beneficial ownership of 2,106,401 shares, or 22.7% of the Argentina Fund's outstanding stock. Except as previously noted, to the best of the Argentina Fund's knowledge, as of March 31, 2001, no other person owned beneficially more than 5% of the Fund's outstanding stock.

HONORARY DIRECTOR

        Jose E. Rohm serves as an Honorary Director of the Argentina Fund. Honorary Directors are invited to attend all Board meetings and to participate in Board discussions, but are not entitled to vote on any matter presented to the Board. Mr. Rohm served as a Director of the Argentina Fund since 1991 and resigned from the Board in 1997.

COMMITTEES OF THE BOARD -- BOARD MEETINGS

        The Board of Directors of the Argentina Fund met 3 times during the fiscal year ended October 31, 2000.

        Each Director attended at least 75% of the total number of meetings of the Board of Directors and of all committees of the Board of Directors on which they served as regular members.

        The Board of Directors, in addition to an Executive Committee, has an Audit Committee, a Valuation Committee and a Committee on Independent Directors. The Executive and Valuation Committees consist of regular members, allowing alternates.

AUDIT COMMITTEE

        The Board of Directors has an Audit Committee, consisting of those Directors who are not interested persons of the Argentina Fund or of ZSI ("Noninterested Directors") as defined in the 1940 Act, which met once during the fiscal year ended October 31, 2000. The members of the Audit Committee are independent, as independence is defined in the listing standards of the NYSE. The Audit Committee has received the written disclosures and the letter from its independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee reviews with management and the independent accountants for the Argentina Fund the matters required to be discussed by SAS 61, including the scope of the audit and the controls of the Fund and its agents, reviews and discusses with management the Argentina Fund's audited financial statements, reviews the auditor's required communications regarding the scope and results of the audit that may assist the Audit Committee in overseeing management's financial reporting and disclosure process, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for the Argentina Fund to the Board, reviews matters related to the independence of the Argentina Fund's independent accountants and in general considers and reports to the Board on matters regarding the Argentina Fund's accounting and bookkeeping practices.

        The Board of Directors has adopted a written charter for the Audit Committee, which is attached to this proxy statement as Appendix A.

        At a meeting held on April 14, 2001, the Board of Directors of the Argentina Fund, including a majority of the Noninterested Directors, selected PricewaterhouseCoopers LLP ("PwC") to act as independent accountants for the Argentina Fund for the fiscal year ending October 31, 2001. The Argentina Fund's financial statements for the fiscal year ended October 31, 2000 were audited by PwC. The following table sets forth the aggregate fees billed for professional services rendered by PwC(1):

                                  Financial Information Systems
Audit Fees                        Design and Implementation Fees  All Other Fees(2)
-----------------------------------------------------------------------------------------------
$58,000                                        $0                 $6,680,586
-----------------------------------------------------------------------------------------------

        The fees disclosed in the table above under the caption "Audit Fees" are the aggregate fees for professional services rendered for the semi-annual and annual audits of the Argentina Fund for the most recent fiscal year. The fees disclosed under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" include fees billed for services, if any, during the most recent calendar year to the Argentina Fund, ZSI and all entities controlling, controlled by, or under common control with ZSI that provide services to the Argentina Fund.

-------------------------

(1) In addition to the amount shown in the table, PwC incurred fees of approximately $3,548,900 for professional services rendered for audit and tax services provided to other ZSI advised funds.

(2) All Other Fees includes $1,451,000 for services in connection with risk management, taxation, attest/agreed upon procedures, review of filings with the SEC and testing of internal controls for ZSI and other related entities that provide support for the operations of the funds.

        The Argentina Fund's audit committee gave careful consideration to the non-audit related services provided by PwC to the Argentina Fund, ZSI and entities controlling, controlled by or under common control with ZSI that provide services to the Argentina Fund, and, based in part on certain representations and information provided by PwC, determined that the provision of these services was compatible with maintaining PwC's independence. The Audit Committee currently consists of Messrs. Callander, Froewiss, Nogueira and Ms. Kaufman.

        Representatives of PwC are not expected to be present at the Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

AUDIT COMMITTEE REPORT

        In connection with the audited financial statements as of and for the year ended October 31, 2000 included in the Argentina Fund's Annual Report for the year ended October 31, 2000 (the "Annual Report"), at a meeting held on December 13, 2000, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Argentina Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Argentina Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

        Based on its consideration of the audited financial statements and the discussion referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of the Argentina Fund recommended to the Board of Directors of the Fund that the audited financial statements be included in the Fund's Annual Report.

        THE AUDIT COMMITTEE
        -------------------

        THE ARGENTINA FUND, INC.

        Robert J. Callander
        Kenneth C. Froewiss
        Ronaldo A. da Frota Nogueira
        Susan Kaufman Purcell

COMMITTEE ON INDEPENDENT DIRECTORS

        The Board of Directors has a Committee on Independent Directors consisting of the Noninterested Directors. The Committee met once during the fiscal year ended October 31, 2000. The Committee is charged with the duty of making all nominations for Noninterested Directors and consideration of other related matters. Stockholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

EXECUTIVE COMMITTEE

        The Executive Committee is empowered, and the Directors have delegated to such Committee, all of the powers of the Directors, not otherwise delegated when the full Board of Directors is not in session except for the declaration of dividends and distributions. Messrs. Mr. Bratt and Mr. Froewiss are members of the Executive Committee. The Executive Committee did not meet during the fiscal year ended October 31, 2000.

VALUATION COMMITTEE

        The Valuation Committee monitors the valuation of portfolio securities and other investments and, as required by the Fund's valuation policies when the full Board is not in session, determines the fair value of illiquid and other portfolio holdings after consideration of all relevant factors, which determinations are reported to the full Board. Messrs. Nicholas Bratt and Kenneth C. Froewiss are currently members of the Valuation Committee. The Valuation Committee did not meet during the fiscal year ended October 31, 2000.

EXECUTIVE OFFICERS

        The following persons are Executive Officers of the Argentina Fund:



                                                                                      YEAR FIRST
                                       PRESENT OFFICE WITH THE FUND;                   BECAME AN
NAME              (AGE)           PRINCIPAL OCCUPATION OR EMPLOYMENT (1)              OFFICER (2)
Nicholas Bratt     (52)     President, Managing Director of ZSI                          1991

Judith A. Hannaway (48)     Vice President; Senior Vice President of ZSI.                1997

John R. Hebble     (42)     Treasurer; Senior Vice President of ZSI.                     1998

John Millette      (38)     Vice President and Secretary; Vice President of ZSI.         1999

David E. Hartman   (37)     Vice President and Assistant Secretary; Vice                 2001
                            President of ZSI since 2000; previously Associate
                            General Counsel with American International Group, Inc.

Tara C. Kenney     (40)     Vice President; Senior Vice President of ZSI.                2000

Brenda Lyons       (38)     Assistant Treasurer; Senior Vice President of ZSI.           2000



                                                                                      YEAR FIRST
                                       PRESENT OFFICE WITH THE FUND;                   BECAME AN
NAME              (AGE)           PRINCIPAL OCCUPATION OR EMPLOYMENT (1)              OFFICER (2)
Caroline Pearson   (39)     Assistant Secretary; Senior Vice President of ZSI            1998
                            since September 1997; previously practiced law
                            with the law firm of Dechert Price & Rhoads.

Kathryn L. Quirk   (48)     Vice President and Assistant Secretary; Managing             1991
                            Director of ZSI.

Paul H. Rogers     (45)     Vice President; Senior Vice President of ZSI.                1997

 (1) Unless otherwise stated, all Executive Officers have been associated with ZSI for more than five years, although not necessarily in the same capacity.


(2) The President, Treasurer and Secretary each hold office until his successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-Laws of the Argentina Fund.

TRANSACTIONS WITH AND REMUNERATION OF DIRECTORS AND OFFICERS.

        The aggregate direct remuneration by the Argentina Fund of Directors not affiliated with ZSI was $62,288, including expenses, during the fiscal year ended October 31, 2000. Each such non-interested Director currently receives fees, paid by the Argentina Fund, of $750 per Directors' meeting attended and an annual Director's fee of $6,000. Each Director also receives $250 per committee meeting attended (other than audit committee meetings and meetings held for the purposes of considering arrangements between the Argentina Fund and ZSI or an affiliate of ZSI, for which such Director receives a fee of $750). ZSI supervises the Argentina Fund's investments, pays the compensation and certain expenses of its personnel who serve as Directors and Officers of the Argentina Fund and receives a management fee for its services. Several of the Argentina Fund's Officers and Directors are also Officers, Directors, employees or stockholders of ZSI and participate in the fees paid to that firm, although the Argentina Fund makes no direct payments to them other than for reimbursement of travel expenses in connection with the attendance at Board of Directors and committee meetings.

The following Compensation Table, provides in tabular form, the following data:

Column (1) All Directors who receive compensation from the Argentina Fund.

Column (2) Aggregate compensation received by a Director from the Argentina
Fund.

Columns (3) and (4) Pension or retirement benefits accrued or proposed to be paid by the Argentina Fund. The Argentina Fund does not pay such benefits to its Directors.

Column (5) Total compensation received by a Director from the Argentina Fund and ZSI, plus compensation received from all funds managed by ZSI for which a Director serves. The total number of funds from which a Director receives such compensation is also provided in column (5). Generally, compensation received by a Director for serving on the Board of Directors of a closed-end fund is greater than the compensation received by a Director for serving on the Board of Directors of an open-end fund.

COMPENSATION TABLE FOR THE YEAR ENDED DECEMBER 31, 2000
-----------------------------------------------------------------------------------------------------
(1)                            (2)          (3)           (4)           (5)
-----------------------------------------------------------------------------------------------------

                                            Pension or                  Aggregate Compensation as a
                                            Retirement                  Director/Trustee of the Fund
                                            Benefits      Estimated     and Other Scudder Fund
                               Aggregate    Accrued as    Annual
                               Compensation Part of       Benefits
Name of Person,                from the     Fund          Upon          Paid by           Paid by
Position                       Fund         Expenses      Retirement    Funds               ZSI
-----------------------------------------------------------------------------------------------------
Robert J. Callander, Director  $6,918       N/A           N/A           $52,836              0
                                                                        (5 funds)(1)
Ronaldo A. da Frota                                                     $47,451
Nogueira, Director             $11,750      N/A           N/A           (4 funds)(1)         0
                                                                        $42,951
Kenneth C. Froewiss, Director  $13,250      N/A           N/A           (4 funds)(1)         0
Susan Kaufman Purcell,                                                  $24,250
Director                       $11,750      N/A           N/A           (2 funds)(1)         0
-----------------------------------------------------------------------------------------------------

 (1) Number of funds as of December 31, 2000.

REQUIRED VOTE.

        Election of each of the listed nominees for Director requires the affirmative vote of a plurality of the votes cast at the Meeting in person or by proxy. The Argentina Fund's Directors recommend that stockholders vote in favor of each of the nominees.

INVESTMENT MANAGER

        ZSI is one of the largest and most experienced investment management firms in the United States. As of December 31, 2000, the firm had more than $370 billion in assets under management, of which $260 billion represent funds managed for third-party institutional and retail customers. The principal source of ZSI's income is professional fees received from providing continuing investment advice.

        ZSI is a Delaware corporation. Steven Gluckstern(1) is the Chairman of the Board and a Director, Edmond D. Villani(2) is the President, Chief Executive Officer and a Director, Kathryn L. Quirk(2) is the General Counsel, Chief Compliance Officer and Secretary, Farhan Sharaff(2) is the Chief Investment Officer, Chris C. DeMaio(2) is the Treasurer, each of Nicholas Bratt(2) and Lynn
S. Birdsong(2) are Corporate Vice Presidents and Directors, and Laurence W. Cheng(3), Martin Feinstein(2) and Gunther Gose(3) are Directors of ZSI. The principal occupation of Edmond D. Villani, Kathryn L. Quirk, Farhan Sharaff, Chris C. Demaio, Nicholas Bratt and Lynn S. Birdsong is serving as a Managing Director of ZSI; the principal occupation of Steven Gluckstern is serving as Chief Executive Officer of the Global Asset Businesses of Zurich Financial Services; the principal occupation of Laurence W. Cheng is serving as a senior partner of Capital Z Partners, an investment fund; the principal occupation of Martin Feinsten is serving as Chief Executive Officer of Farmers Insurance Group; and the principal occupation of Gunther Gose is serving as the Chief Financial Officer of Zurich Insurance Company.

        The outstanding securities of ZSI as of March 31, 2001 are held of record 1.3% by Zurich Insurance Company(1); 35.8% and 16.1% by Zurich Holding Company of America ("ZHCA") (4) and Zurich Financial Services (UKISA) Limited(5) respectively, each a wholly owned subsidiary of Zurich Insurance Company; 27.1% by ZKI Holding Corporation ("ZKIH") (6), a wholly owned subsidiary of Zurich Holding Company of America; 15.6% by Stephen R. Beckwith, Lynn S. Birdsong, Kathryn L. Quirk and Edmond D. Villani in their capacity as representatives (the "Management Representatives") of ZSI's management holders and retiree holders pursuant to a Second Amended and Restated Security Holders Agreement among ZSI, Zurich Insurance Company, ZHCA, ZKIH, the Management Representatives, the management holders, the retiree holders and Edmond D. Villani, as trustee of Zurich Scudder's Executive Defined Contribution Plan Trust (the "Trust"); and 4.1% by the Trust.

        On October 17, 2000, the dual holding company structure of Zurich Financial Services Group was unified under a single Swiss holding company called Zurich Financial Services ("Zurich Financial Services"). Zurich Insurance Company is an indirect wholly owned subsidiary of Zurich Financial Services.

        The transaction did not affect Zurich's ownership interest in ZSI or ZSI's operations.

        The home offices of Zurich Financial Services are located at Mythenquai 2, 8002 Zurich Switzerland.

(1)     54 Thompson Street, Third Floor, New York, NY
(2)     345 Park Avenue, New York, NY 10154
(3)     Mythenquai 2, P.O. Box CH-8022, Zurich, Switzerland
(4)     1400 American Lane, Schaumburg, IL  60196
(5)     22 Arlington Street, London SW1A, 1RW United Kingdom
(6)     222 South Riverside Plaza, Chicago, IL 60606

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS

        To the maximum extent feasible, ZSI places orders for portfolio transactions through Scudder Investor Services, Inc. (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of ZSI), which in turn places orders on behalf of the Argentina Fund with issuers, underwriters or other brokers and dealers. The Distributor receives no commissions, fees or other remuneration from the Argentina Fund for this service. In selecting brokers and dealers with which to place portfolio transactions for the Argentina Fund, ZSI may place such transactions with brokers and dealers that sell shares of funds advised by ZSI. In addition, when it can be done consistently with its policy of obtaining the most favorable net results in placing Argentina Fund brokerage, ZSI is authorized to place such brokerage with brokers and dealers who supply brokerage and research services to ZSI. Allocation of portfolio transactions is supervised by ZSI.

                            -------------------------

                             ADDITIONAL INFORMATION

        Both the Latin America Fund and the Argentina Fund are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith file reports and other information including proxy materials, reports and charter documents, with the SEC. These materials can be inspected and copies obtained at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the New York Regional Office of the SEC at 7 World Trade Center, Suite 1300, New York, New York 10048. Copies of such materials can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at the prescribed rates. Such reports and other information concerning the Funds also may be inspected at the offices of the NYSE (with respect to the Argentina Fund) and are available on the Commission's World Wide Web site on the Internet at http://www.sec.gov.

                                  OTHER MATTERS

        The Argentina Fund's Board of Directors knows of no other business to be brought before the Meeting other than those matters mentioned herein. The appointed proxies will vote on any other business that comes before the Meeting or any adjournment thereof in accordance with their best judgment.

                              STOCKHOLDER PROPOSALS

        Stockholders wishing to submit proposals for inclusion in a proxy statement for the 2002 meeting of stockholders of the Argentina Fund (if Proposal 1 is not approved) should send their written proposals to John Millette, Secretary of the Argentina Fund, c/o Zurich Scudder Investments, Inc. at 345 Park Avenue, New York, New York 10154, by January 29, 2002. The timely submission of a proposal does not guarantee its inclusion.

        The Argentina Fund may exercise discretionary voting authority with respect to stockholder proposals for any 2002 meeting of stockholders which are not included in the proxy statement and form of proxy, if notice of such proposals is not received by the Fund at the above address on or before April 14, 2002. Even if timely notice is received, the Argentina Fund may exercise discretionary voting authority in certain other circumstances. Discretionary voting authority is the ability to vote proxies that stockholders have executed and returned to the Argentina Fund on matters not specifically reflected on the form of proxy.

                        FINANCIAL STATEMENTS AND EXPERTS


        The audited financial statements of the Argentina Fund, which are incorporated by reference herein and included in the Argentina Fund's Annual and Semi-Annual Reports to stockholders for the fiscal year ended October 31, 2000 and for the six months ended April 30, 2001, respectively, have been audited by PricewaterhouseCoopers LLP, independent accountants, whose reports thereon are included in the Fund's Annual and Semi-Annual Reports for such periods. The financial statements audited by PricewaterhouseCoopers LLP have been incorporated by reference in reliance on its reports given on its authority as experts in auditing and accounting.

        The audited financial statements of the Latin America Fund, for the fiscal year ended October 31, 2000 and the unaudited financial statements of the Latin America Fund, for the six months ended April 30, 2001, are included herein and are also included in the Latin America Fund's respective Annual and Semi-Annual Reports to stockholders. The financial statements included in the Latin America Fund's Annual Report to stockholders were audited by PricewaterhouseCoopers LLP, independent accountants, whose report thereon is included in the Fund's Annual Report for such period. The financial statements audited by PricewaterhouseCoopers LLP have been included in reliance on its report given on its authority as experts in auditing and accounting.

                                 LEGAL MATTERS

        Certain legal matters concerning the issuance of shares of the Latin America Fund will be passed upon by Dechert, Ten Post Office Square - South, Boston, Massachusetts 02109-4603, counsel to the Latin America Fund.


By order of the Board of Directors



John Millette
Secretary

345 Park Avenue
New York, New York  10154

August 24, 2001

                                   APPENDIX A

                            THE ARGENTINA FUND, INC.

                             AUDIT COMMITTEE CHARTER

                                  April 5, 2000

               This document constitutes the Charter of the Audit Committee (the "Committee") of the Board of Directors of the above-named fund (the "Fund"). The Committee was established by the Board of Directors of the Fund to provide oversight with respect to the accounting and financial reporting policies and practices of the Fund.

1.      Organization. The Committee shall be composed of three or more members
        ------------
        of the Fund's Board of Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. Each member of the Committee shall be financially literate, as such qualification is interpreted by the Board of Directors in its business judgment (or must become financially literate within a reasonable period of time after his or her appointment to the Committee). At least one member of the Committee must have accounting or related financial management expertise, as the Board of Directors interprets such qualification in its business judgment.

2.      Meetings. The Committee shall meet on a regular basis as necessary or
        --------
        appropriate and is empowered to hold special meetings as circumstances require.

3.      Committee Purposes.  The purposes of the Committee are as follows:
        ------------------

        (a) To oversee the accounting and financial reporting policies and practices of the Fund, their internal controls and, as appropriate, the internal controls of certain service providers to the Fund;

        (b) To oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

        (c) To act as a liaison between the Fund's independent auditors and the full Board of Directors.

        The function of the Audit Committee is oversight; it is management's responsibility to maintain or arrange for the maintenance of appropriate systems for accounting and internal controls, and the auditor's responsibility to plan and carry out a proper audit.

4.      Duties and Powers. To carry out the purposes specified in Paragraph 3
        -----------------
        above, the Committee shall have the following duties and powers:

        (a) To recommend to the Board of Directors the selection of the Fund's independent auditors, on the condition that the independent auditors are ultimately accountable to the Board of Directors and the Committee and that the Committee and the Board of Directors shall have the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement);

        (b) To request and evaluate on an annual basis a formal written statement from the independent auditor delineating all significant relationships between the independent auditor and the Fund and the Investment Adviser and recommend that the Board of Directors take appropriate action, if any, in response to the independent auditors' report to satisfy itself of the auditors' independence;

        (c) To meet with the Fund's independent auditors, including private meetings as necessary (i) to review the arrangements for and scope of the annual audit of the Fund and any special audits;
                (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in the preparation of the financial statements, or other results of said audit(s); (iii) to consider the auditors' comments with respect to the Fund's financial policies and procedures and internal accounting controls, and management's responses thereto; and (iv) to review the form of the opinion the auditors propose to render to the Board of Directors and the shareholders of the Fund;

        (d) To meet regularly with the chief financial and accounting officers of the Fund to discuss any matters addressed herein that the Committee believes should be raised with said officers;

        (e) To review such other matters or information that the Committee believes may be relevant to the auditors, the audit engagement, or the Fund's financial policies and procedures or internal accounting controls;

        (f) To report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

5.      Resources and Authority. The Committee shall have the resources and
        -----------------------
        authority appropriate for purposes of discharging its responsibilities under this Charter, including the authority to consult with counsel and/or to retain such experts or consultants as the Committee deems necessary or appropriate to fulfill such responsibilities at the expense of the Fund.

6.      Periodic Review of Charter. The Committee shall review this Charter at
        --------------------------
        least annually and recommend any changes to the full Board of Directors.

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this ___[th] day of ___________, 2001, between Scudder International Fund, Inc., a Maryland corporation ("SIF") on behalf of its series, Scudder Latin America Fund (the "Latin America Fund"), and The Argentina Fund, Inc., a Maryland corporation (the "Argentina Fund"), and solely for purposes of paragraph 9.2 hereof, Zurich Scudder Investments, Inc. ("ZSI").

         This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") shall consist of the transfer of all of the assets of the Argentina Fund to SIF, on behalf of the Latin America Fund, in exchange solely for Class M voting shares of the Latin America Fund, (the "Latin America Fund Shares"), the assumption by SIF, on behalf of the Latin America Fund, of all of the liabilities of the Argentina Fund, and the distribution, on or after the Closing Date determined pursuant to paragraph 3.1, of the Latin America Fund Shares to the stockholders of the Argentina Fund in complete liquidation of the Argentina Fund as provided herein and the subsequent dissolution of the Argentina Fund, all upon the terms and conditions hereinafter set forth in this Agreement.

         WHEREAS, the Board of Directors of the Argentina Fund has determined that the exchange of all of the assets of the Argentina Fund for the Latin America Fund Shares and the assumption of all of the liabilities of the Argentina Fund by SIF, on behalf of the Latin America Fund, is in the best interests of the Argentina Fund's stockholders and that the interests of the existing stockholders of the Argentina Fund would not be diluted as a result of this transaction; and

         WHEREAS, the Board of Directors of SIF, on behalf of the Latin America Fund, has determined that the exchange of all of the assets of the Argentina Fund for the Latin America Fund Shares and the assumption of the Argentina Fund's liabilities by SIF, on behalf of the Latin America Fund, is in the best interests of the Latin America Fund's stockholders and that the interests of the existing stockholders of the Latin America Fund would not be diluted as a result of this transaction.

         NOW, THEREFORE, in consideration of the foregoing and of the covenants and agreements set forth herein, the parties hereto covenant and agree as follows:

1. TRANSFER OF ASSETS OF THE ARGENTINA FUND TO SIF, ON BEHALF OF THE LATIN AMERICA FUND, IN EXCHANGE FOR LATIN AMERICA FUND SHARES, THE ASSUMPTION OF THE ARGENTINA FUND'S LIABILITIES AND THE LIQUIDATION AND DISSOLUTION OF THE ARGENTINA FUND

         1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Argentina Fund agrees to transfer to SIF, on behalf of the Latin America Fund, all of its assets as set forth in paragraph 1.2, and SIF, on behalf of the Latin America Fund, agrees in exchange therefor: (i) to deliver to the Argentina Fund that number of full and fractional Latin America Fund Shares, determined by dividing the value of the Argentina Fund's net assets, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one Latin America Fund Share, computed in the manner and as of the time and date set forth in paragraph 2.2; and (ii) to assume all of the liabilities of the Argentina Fund. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing"). All Latin America Fund Shares delivered to the Argentina Fund shall be delivered at net asset value, without a sales load, commission or similar fee being imposed.

         1.2. (a) The assets of the Argentina Fund to be acquired by SIF, on behalf of the Latin America Fund, shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, commodities and futures interests and dividends or interest or other receivables that are owned by the Argentina Fund and any deferred or prepaid expenses shown as an asset on the books of the Argentina Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

                  (b) The liabilities assumed by SIF, on behalf of the Latin America Fund, shall include all of the Argentina Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

                  (c) The Argentina Fund has provided the Latin America Fund with a list of all of the Argentina Fund's assets as of the date of execution of this Agreement and SIF, on behalf of the Latin America Fund, has confirmed that all such assets are of the type in which the Latin America Fund is permitted to invest and to hold. The Argentina Fund reserves the right to sell any of these securities and, subject to the approval of the Agreement by its stockholders, intends to significantly reduce its holdings of Argentine equity securities prior to the Closing Date as provided in Section 5.1 hereof, but will not, without the prior approval of SIF, on behalf of the Latin America Fund, acquire any additional securities other than securities of the type in which the Latin America Fund is permitted to invest. The Argentina Fund shall, within a reasonable time prior to the Closing Date, furnish SIF with a list of its assets. In the event that the Argentina Fund holds any investments which the Latin America Fund identifies as a type which it may not hold, and SIF, on behalf of the Latin America Fund, so requests, the Argentina Fund shall dispose of such securities prior to the Closing Date. In addition, if it is determined that the portfolios of the Argentina Fund and the Latin America Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Latin America Fund with respect to such investments, the Argentina Fund, if requested by SIF, on behalf of the Latin America Fund, shall dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, the Argentina Fund has no plan or intention to sell or otherwise dispose of more than two-thirds of its assets (such percentage determined by using asset values as of the Closing Date) prior to the Reorganization other than in the ordinary course of business (including as dispositions in the ordinary course of business, dispositions to the extent necessary to maintain its status as a "regulated investment company" within the meaning of the Code) and not in connection with the Reorganization.

         1.3. The Argentina Fund shall endeavor to discharge all the Argentina Fund's known liabilities and obligations prior to the Closing Date, other than those liabilities and obligations which would otherwise be discharged at a later date in the ordinary course of business.

         1.4. On or as soon as practicable prior to the Closing Date, the Argentina Fund shall declare and pay to its stockholders of record one or more dividends and/or distributions so that it shall have distributed substantially all (and in no event less than 98%) of its investment company taxable income (computed without regard to any deduction for dividends paid) and realized net capital gain, if any, for the current taxable year through the Closing Date.

         1.5. On or as soon after the Closing Date as is conveniently practicable (the "Liquidation Date"), the Argentina Fund shall distribute pro rata to the Argentina Fund's stockholders of record determined as of the close of business on the Closing Date (the "Argentina Fund Stockholders"), the Latin America Fund Shares received by the Argentina Fund pursuant to paragraph 1.1 and the Argentina Fund shall completely liquidate. Such distribution and liquidation shall be accomplished by the transfer of the Latin America Fund Shares then credited to the account of the Argentina Fund on the books of the Latin America Fund to open accounts on the share records of the Latin America Fund in the name of the Argentina Fund Stockholders. The aggregate net asset value of Latin America Fund Shares to be so credited to Argentina Fund Stockholders shall be equal to the aggregate net asset value of the Argentina Fund shares owned by such Stockholders as of the Valuation Time (as defined herein). All issued and outstanding shares of the Argentina Fund shall simultaneously be canceled on the books of the Argentina Fund, although share certificates representing interests in the Argentina Fund, if any, shall represent a number of Latin America Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Latin America Fund shall not issue certificates representing the Latin America Fund Shares in connection with such exchange. The Argentina Fund shall thereafter dissolve, de-list its shares from trading on the New York Stock Exchange, Inc. (the "NYSE") and terminate its registration as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act.").

         1.6. Ownership of the Latin America Fund Shares shall be shown on the books of the Latin America Fund's transfer agent. The Latin America Fund Shares shall be issued in the manner described in the Latin America Fund's then current prospectus and statement of additional information relating to those Shares, and shall be subject to the terms and fees (including any applicable redemption fee) specified therein.

         1.7. Any transfer taxes payable upon issuance of the Latin America Fund Shares in a name other than the registered holder of the Argentina Fund shares on the books of the Argentina Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Latin America Fund Shares are to be issued and transferred.

         1.8. Any reporting responsibility of the Argentina Fund is and shall remain the responsibility of the Argentina Fund up to and including the applicable Closing Date and such later dates on which the Argentina Fund is terminated.

         1.9. All books and records of the Argentina Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Latin America Fund from and after the Closing Date and shall be turned over to the Latin America Fund as soon as practicable following the Closing Date.

2.       VALUATION

         2.1. The value of the Argentina Fund's assets to be acquired hereunder shall be the value of such assets computed as of the close of regular trading on the NYSE on the Closing Date (such time and date being hereinafter called the "Valuation Time"), after the declaration and payment of any dividends or other distributions, using the valuation procedures consistently utilized by the Argentina Fund, such procedures having been accepted by the accounting service agent for the Latin America Fund.

         2.2. The number of Latin America Fund Shares to be issued (including fractional shares, if any) in exchange for the corresponding net assets of the Argentina Fund shall be determined by dividing the value of the net assets of the Argentina Fund determined using the valuation procedures referred to in paragraph 2.1 by the net asset value per share of the Latin America Fund Shares. The net asset value per share of Latin America Fund Shares shall be determined as of the Valuation Time in accordance with the valuation procedures consistently utilized by the Latin America Fund, such procedures having been accepted by the accounting service agent for the Argentina Fund. If there are no Latin America Fund Shares outstanding as of the Valuation Time, the net asset value per share of the Latin America Fund Shares shall equal the per share net asset value of the Class S shares of the Latin America Fund.

         2.3. All computations of value shall be made by [Scudder Fund Accounting Corporation] in accordance with the regular practice of the Argentina Fund and the Latin America Fund, respectively, and the requirements of the 1940 Act.

3.       CLOSING AND CLOSING DATE

         3.1. The Closing for the Reorganization shall be December __, 2001, or such other date as the parties to the Reorganization may agree to in writing (the "Closing Date"). All acts taking place at the Closing Date shall be deemed to take place simultaneously as of the close of trading on the NYSE on the Closing Date, unless otherwise agreed to by the parties. The Closing shall be held as of 4:00 p.m., at the offices of [Willkie Farr & Gallagher], or at such other time and/or place as the parties may agree.

         3.2. The custodian for the Latin America Fund shall deliver at the Closing a certificate of an authorized officer stating that: (a) the Argentina Fund's portfolio securities, cash and any other assets have been delivered in proper form to the Latin America Fund on the Closing Date and (b) all necessary taxes in connection with the delivery of the Argentina Fund's assets, including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made.

         3.3. In the event that on the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Latin America Fund or the Argentina Fund shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Directors of either Fund, accurate appraisal of the value of the net assets of the Latin America Fund or the Argentina Fund is impracticable, the applicable Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

         3.4. The Argentina Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Argentina Fund's stockholders and the number of outstanding Shares owned by each such stockholder immediately prior to the Closing or provide evidence that such information has been provided to the Latin America Fund's transfer agent. SIF, on behalf of the Latin America Fund, shall issue and deliver a confirmation evidencing the Latin America Fund Shares to be credited to the Argentina Fund's account on the Closing Date to the Secretary of the Argentina Fund or provide evidence satisfactory to the Argentina Fund that the Latin America Fund Shares have been credited to the Argentina Fund's account on the books of the Latin America Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transaction contemplated by this Agreement.

         3.5. Prior to the Closing and effective as of the Closing, the Argentina Fund and SIF shall file Articles of Transfer (the "Articles of Transfer") with the Maryland State Department of Assessments and Taxation ("SDAT") in accordance with Maryland law.

4.       REPRESENTATIONS AND WARRANTIES

         4.1. The Argentina Fund represents and warrants to SIF, on behalf of the Latin America Fund, as follows:

                  (a) The Argentina Fund is a Maryland corporation duly organized, validly existing and in good standing under the laws of the State of Maryland;

                  (b) The Argentina Fund is a registered investment company classified as a management company of the closed-end type and its registration with the Securities and Exchange Commission (the "Commission") as an investment company under the 1940 Act is in full force and effect;

                  (c) The Argentina Fund is not, and the execution, delivery and performance of this Agreement will not result in, a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Argentina Fund is a party or by which the Argentina Fund or its property is bound or affected;

                  (d) There are no contracts or other commitments (other than this Agreement) of the Argentina Fund which shall be terminated with liability to the Argentina Fund prior to the Closing Date;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Argentina Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Argentina Fund knows of no facts which might form the basis for the institution of such proceedings and is not party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transaction herein contemplated;

                  (f) The statements of assets and liabilities of the Argentina Fund for each of the fiscal years ended October 31 in the period beginning with commencement of the Argentina Fund and ending October 31, 2000 have been audited by PricewaterhouseCoopers LLP ("PwC"), certified public accountants, or one of its heritage firms and are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to SIF, on behalf of the Latin America Fund) fairly reflect the financial condition of the Argentina Fund as of such dates, and there are no known contingent liabilities of the Argentina Fund as of such dates not disclosed therein;

                  (g) Since October 31, 2000, there has not been any material adverse change in the Argentina Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business and sales of Argentine assets to meet the requirement of Section 5.1 hereof, or any incurrence by the Argentina Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by SIF, on behalf of the Latin America Fund. For the purposes of this subparagraph (g), a decline in net asset value per share or the total assets of the Argentina Fund in the ordinary course of business shall not constitute a material adverse change;

                  (h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Argentina Fund required by law to have been filed by such dates shall have been filed and are or will be correct in all material respects, and all federal and other taxes shall have been paid so far as due, or provision shall have been made for the payment thereof and, to the best of the Argentina Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

                  (i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Argentina Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and shall have distributed all of its investment company taxable income and net capital gain (as defined in the Code), that has accrued through the Closing Date;

                  (j) All issued and outstanding shares of the Argentina Fund
(i) have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933, as amended (the "1933 Act") and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable, and (iii) will, at the time of Closing, be held by the persons and the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Argentina Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Argentina Fund's shares, nor is there outstanding any security convertible into any of the Argentina Fund's shares;

                  (k) At the Closing Date, the Argentina Fund shall have good and marketable title to the assets to be transferred to SIF, on behalf of the Latin America Fund, pursuant to section 1.2 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which SIF has received notice at or prior to the Closing, and upon delivery and payment for such assets and the effectiveness of the Articles of Transfer, SIF, on behalf of the Latin America

Fund, shall acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which SIF has received notice and necessary documentation at or prior to the Closing;

                  (l) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of the Argentina Fund's Board of Directors, and subject to the approval of the Argentina Fund's stockholders, this Agreement shall constitute a valid and binding obligation of the Argentina Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (m) Insofar as the following relate to the Argentina Fund, the registration statement filed by SIF, on behalf of the Latin America Fund, on Form N-14 relating to the Latin America Fund Shares that shall be registered with the Commission pursuant to this Agreement, which, without limitation, shall include a proxy statement of the Argentina Fund (the "Proxy Statement") and the prospectus of the Latin America Fund with respect to the transaction contemplated by this Agreement, and any supplement or amendment thereto, and the documents contained or incorporated therein by reference (collectively, the "N-14 Registration Statement"), on the effective date of the N-14 Registration Statement, at the time of any stockholders' meeting referred to herein, on the Valuation Time and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act") and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall only apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Argentina Fund for use in the N-14 Registration Statement.

         4.2. SIF, on behalf of the Latin America Fund, represents and warrants to the Argentina Fund as follows:

                  (a) The Latin America Fund is a duly established series of SIF; SIF is a Maryland corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland;

                  (b) SIF is a registered investment company classified as a management company of the open-end type and its registration with the Commission as an investment company under the 1940 Act is in full force and effect;

                  (c) At the Closing Date, the Latin America Fund shall have good and marketable title to its assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Argentina Fund has received notice at or prior to the Closing;

                  (d) SIF is not, and the execution, delivery and performance of this Agreement will not result in, a violation of its Charter or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Latin America Fund is a party or by which it is bound;

                  (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Latin America Fund or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Latin America Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

                  (f) Since October 31, 2000, there has not been any material adverse change in the Latin America Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Latin America Fund of indebtedness maturing more than one year from the date that such indebtedness was incurred, except as otherwise disclosed to and accepted by the Argentina Fund. For the purposes of this subparagraph (f), a decline in net asset value per share or the total assets of the Latin America Fund in the ordinary course of business shall not constitute a material adverse change;

                  (g) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Latin America Fund required by law then to be filed shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof;

                  (h) For each taxable year of its operation, the Latin America Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year including the Closing Date.

                  (i) At the date hereof and at the Closing Date, all issued and outstanding Latin America Fund Shares (i) have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, and (ii) are, and on the Closing Date, will be, duly and validly issued and outstanding, fully paid and non-assessable, with no personal liability attaching to the ownership thereof. The Latin America Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Latin America Fund Shares, nor is there outstanding any security convertible into any Latin America Fund Shares;

                  (j) The execution, delivery and performance of this Agreement has been duly authorized by all necessary actions on the part of SIF's Board of Directors, on behalf of the Latin America Fund, and this Agreement constitutes a valid and binding obligation of the Latin America Fund enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

                  (k) The Latin America Fund Shares to be issued and delivered to the Argentina Fund, for the account of the Argentina Fund's stockholders, pursuant to the terms of this Agreement, shall at the Closing Date have been duly authorized and when so issued and delivered, shall be duly and validly issued Latin America Fund Shares, and shall be fully paid and non-assessable with no personal liability attaching to the ownership thereof;

                  (l) The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of any stockholders' meeting referred to herein, on the Valuation Time and on the Closing Date: (i) shall comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations under those Acts, and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Argentina Fund for use in the N-14 Registration Statement;

                  (m) The Latin America Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. COVENANTS OF THE ARGENTINA FUND AND SIF, ON BEHALF OF THE LATIN AMERICA FUND

         5.1. The Latin America Fund and the Argentina Fund shall operate their businesses in the ordinary course between the date hereof and the Closing Date; provided, however, that the Argentina Fund may, subject to the approval of the Agreement by its stockholders, reduce its holdings of Argentine securities so that immediately after the Reorganization the Latin America Fund shall have no more than 10% of its assets invested in Argentine issuers. It is understood that such ordinary course of business shall include the declaration and payment of customary dividends and distributions and the payment of the dividend required pursuant to Section 1.4 hereof.

         5.2. The Argentina Fund shall call a meeting of its stockholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transaction contemplated herein.

         5.3. The Argentina Fund covenants that the Latin America Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

         5.4. The Argentina Fund shall assist SIF, on behalf of the Latin America Fund, in obtaining such information as the Latin America Fund reasonably requests concerning the beneficial ownership of the Argentina Fund's Shares.

         5.5. Subject to the provisions of this Agreement, SIF, on behalf of the Latin America Fund, and the Argentina Fund each shall take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

         5.6. SIF and the Argentina Fund covenant to prepare the N-14 Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act in connection with the meeting of the Argentina Fund stockholders to consider approval of this Agreement and the transactions contemplated herein. SIF shall file the Registration Statement, including the Proxy Statement, with the Commission. The Argentina Fund shall provide SIF with information reasonably necessary for the preparation of a prospectus, which shall include the Proxy Statement, all to be included in the N-14 Registration Statement.

         5.7. SIF, on behalf of the Latin America Fund, agrees to take no action that would adversely affect the qualification of the Reorganization as a reorganization under Section 368(a) of the Code.

         5.8. Upon reasonable notice, the Latin America Fund's officers and agents shall have reasonable access to the Argentina Fund's books and records necessary to maintain current knowledge of the Argentina Fund and to ensure that the representations and warranties made by the Argentina Fund are accurate.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ARGENTINA FUND

         The obligations of the Argentina Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by SIF, on behalf of the Latin America Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

         6.1. All representations and warranties of SIF with respect to the Latin America Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the actions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         6.2. SIF, on behalf of the Latin America Fund, shall have delivered to the Argentina Fund a certificate executed in its name by its President or Vice President and its Secretary, Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Argentina Fund and dated as of the Closing Date, to the effect that the representations and warranties of SIF, on behalf of the Latin America Fund, made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transaction contemplated by this Agreement and as to such other matters as the Argentina Fund shall reasonably request;

         6.3. The Argentina Fund shall have received on the Closing Date a favorable opinion from Dechert, counsel to the Latin America Fund, dated as of the Closing Date, in a form reasonably satisfactory to the Argentina Fund, to the effect that:

         (a) SIF is a validly existing corporation under the laws of the State of Maryland, has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company and the Latin America Fund is a duly established series of SIF; (b) the Agreement has been duly authorized, executed and delivered by SIF on behalf of the

Latin America Fund and, assuming due authorization, execution and delivery of the Agreement by the other party thereto, is a valid and binding obligation of SIF, on behalf of the Latin America Fund, enforceable against SIF, on behalf of the Latin America Fund, in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the Latin America Fund Shares to be issued to the Argentina Fund's stockholders as provided by this Agreement are duly authorized and upon such delivery shall be validly issued and outstanding and fully paid and nonassessable with no personal liability attaching to ownership thereof, and no stockholder of the Latin America Fund has any preemptive rights to subscription or purchase in respect thereof under the Charter or By-Laws of SIF or to the knowledge of such counsel, otherwise; (d) the execution and delivery of this Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of SIF's Charter or By-Laws or in a material violation of any provision of any material agreement (known to such counsel) to which the Latin America Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any material obligation or the imposition of any material penalty, under any agreement, judgment, or decree to which the Latin America Fund is a party or by which it or its property is bound; (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by SIF, on behalf of the Latin America Fund, of the actions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, such as may be required under state securities laws and the acceptance of the Articles of Transfer for record by SDAT; (f) the descriptions in the N-14 Registration Statement of statutes, legal and governmental proceedings, orders, decrees or judgments of any court or governmental body in the United States and contracts and other documents, if any, are accurate and fairly present the information required to be shown in all material respects as they relate to the Latin America Fund and SIF; (g) to the knowledge of such counsel, and without any independent investigation, SIF is not subject to any legal, administrative or governmental proceeding, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Latin America Fund or its assets or properties, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement which are not described and filed as required; (h) SIF is registered as an investment company under the 1940 Act and classified as a management company of the open-end type and, to the knowledge of such counsel, its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (i) the Proxy Statement and the N-14 Registration Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) comply as to form in all material respects with the requirements of the 1933 Act, the 1934 Act and the 1940 Act and, to the knowledge of such counsel, the rules and regulations thereunder; and (j) the N-14 Registration Statement is effective under the 1933 Act and the 1940 Act and no stop-order suspending its effectiveness or order pursuant to Section 8(e) of the 1940 Act has been issued.

         In addition, such counsel also shall state that they have participated in informal conferences with officers and other representatives of SIF and the Latin America Fund at which the contents of the N-14 Registration Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the N-14 Registration Statement (except to the extent indicated in paragraph (f) of their above opinion), on the basis of the foregoing (relying as to materiality upon the opinions of officers and other representatives of SIF and the Latin America Fund), they, without any independent investigation, do not believe that the N-14 Registration Statement as of its date, as of the date of the Argentina Fund stockholders' meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding SIF and the Latin America Fund or necessary to make the statements therein regarding SIF and the Latin America Fund, in the light of the circumstances under which they were made, not misleading.

         Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data or as to the information relating to the Argentina Fund contained in the Proxy Statement or the N-14 Registration Statement, and that such opinion is solely for the benefit of the Argentina Fund, its directors and its officers. Such counsel may rely as to matters governed by the laws of the State of Maryland on an opinion of Maryland counsel and/or certificates of officers or directors of SIF and the Latin America Fund. Such opinion also shall include such other matters incident to the transaction contemplated hereby, as the Argentina Fund may reasonably request.

         In this paragraph 6.3, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         6.4. The Board of Directors of SIF, including a majority of the directors who are not "interested persons" of SIF (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Latin America Fund and that the interests of the stockholders in the Latin America Fund would not be diluted as a result of such transactions, and SIF, on behalf of the Latin America Fund, shall have delivered to the Argentina Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied.

7.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE LATIN AMERICA FUND

         The obligations of SIF, on behalf of the Latin America Fund, to complete the transaction provided for herein shall be subject, at its election, to the performance by the Argentina Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

         7.1. All representations and warranties of the Argentina Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transaction contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

         7.2. The Argentina Fund shall have delivered to SIF, on behalf of the Latin America Fund, a statement of the Argentina Fund's assets and liabilities as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Argentina Fund;

         7.3. The Argentina Fund shall have delivered to SIF, on behalf of the Latin America Fund, on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to SIF and dated as of the Closing Date, to the effect that the representations and warranties of the Argentina Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as SIF shall reasonably request;

         7.4. SIF, on behalf of the Latin America Fund, shall have received on the Closing Date a favorable opinion of Willkie Farr & Gallagher, counsel to the Argentina Fund, in a form satisfactory to SIF, to the effect that:

         (a) the Argentina Fund is validly existing as a corporation under the laws of the State of Maryland and has the corporate power to own all of its properties and assets and to carry on its business as a registered investment company; (b) the Agreement has been duly authorized, executed and delivered by the Argentina Fund and, assuming due authorization, execution and delivery of the Agreement by the other party hereto, is a valid and binding obligation of the Argentina Fund enforceable against the Argentina Fund in accordance with its terms, subject to the effect of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles; (c) the execution and delivery of the Agreement did not, and the consummation of the transaction contemplated hereby will not, result in a violation of the Argentina Fund's Charter or By-Laws or in a material violation of any provision of any agreement (known to such counsel) to which the Argentina Fund is a party or by which it or its property is bound or, to the knowledge of such counsel, result in the acceleration of any obligation or the imposition of any penalty, under any agreement, judgment or decree to which the Argentina Fund is a party or by which it or its property is bound; (d) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for the consummation by the Argentina Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act, such as may be required under state securities laws and the acceptance of the Articles of Transfer for record by SDAT; (e) the Proxy Statement (except as to financial and statistical data contained therein, as to which no opinion need be given) complies as to form in all material respects with the requirements of the 1934 Act and the 1940 Act and the rules and regulations thereunder; (f) such counsel does not know of any legal, administrative or governmental proceedings, investigation, order, decree or judgment of any court or governmental body, only insofar as they relate to the Argentina Fund or its assets or property, pending, threatened or otherwise existing on or before the effective date of the N-14 Registration Statement or the Closing Date, which are required to be described in the N-14 Registration Statement or to be filed as exhibits to the N-14 Registration Statement which are not described and filed as required or which materially and adversely affect the Argentina Fund's business; and (g) the Argentina Fund is registered as an investment company under the 1940 Act and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

         In addition, such counsel also shall state that they have participated in conferences with officers and other representatives of the Argentina Fund at which the contents of the Proxy Statement and related matters were discussed and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Argentina Fund), they do not believe that the Proxy Statement as of its date, as of the date of the Argentina Fund's stockholder meeting, and as of the Closing Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein regarding the Argentina Fund or necessary in the light of the circumstances under which they were made, to make the statements therein regarding the Argentina Fund not misleading.

         Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to SIF or the Latin America Fund, contained in the Proxy Statement or the N-14 Registration Statement, and that such opinion is solely for the benefit of SIF and the Latin America Fund, its directors and officers. Such opinion also shall include such other matters incident to the transaction contemplated hereby as SIF may reasonably request.

         In this paragraph 7.4, references to the Proxy Statement include and relate only to the text of such Proxy Statement and not, except as specifically stated above, to any exhibits or attachments thereto or to any documents incorporated by reference therein.

         7.5. SIF, on behalf of the Latin America Fund, shall have received from PwC a letter addressed to SIF, on behalf of the Latin America Fund, dated as of the effective date of the N-14 Registration Statement in form and substance satisfactory to it, to the effect that:

                  (a) they are independent public accountants with respect to the Argentina Fund within the meaning of the 1933 Act and the applicable regulations thereunder;

                  (b) in their opinion, the financial statements and financial highlights of the Argentina Fund included or incorporated by reference in the N-14 Registration Statement and the Proxy Statement and reported on by them comply as to form in all material aspects with the applicable accounting requirements of the 1933 Act and the rules and regulations thereunder; and

                  (c) on the basis of limited procedures agreed upon by SIF, on behalf of the Latin America Fund, and the Argentina Fund and described in such letter (but not an examination in accordance with generally accepted auditing standards), specified information relating to the Argentina Fund appearing in the N-14 Registration Statement and the Proxy Statement has been obtained from the accounting records of the Argentina Fund or from schedules prepared by officers of the Argentina Fund having responsibility for financial and reporting matters and such information is in agreement with such records, schedules or computations made therefrom;

         7.6. The Argentina Fund shall have delivered to SIF, on behalf of the Latin America Fund, pursuant to paragraph 4.1(f), copies of financial statements of the Argentina Fund as of and for the fiscal year ended October 31, 2000;

         7.7. SIF, on behalf of the Latin America Fund, shall have received from PwC a letter addressed to SIF, on behalf of the Latin America Fund, and dated as of the applicable Closing Date stating that as of a date no more than three (3) business days prior to the applicable Closing

Date, PwC performed limited procedures and that on the basis of those procedures it confirmed the matters set forth in paragraph 7.5;

         7.8. The Board of Directors of the Argentina Fund, including a majority of the directors who are not "interested persons" of the Argentina Fund (as defined in the 1940 Act), shall have determined that this Agreement and the transactions contemplated hereby are in the best interests of the Argentina Fund and that the interests of the stockholders in the Argentina Fund would not be diluted as a result of such transactions, and the Argentina Fund shall have delivered to the Latin America Fund at the Closing, a certificate, executed by an officer, to the effect that the condition described in this subparagraph has been satisfied; and

         7.9. The Argentina Fund shall have delivered to SIF, on behalf of the Latin America Fund, on the Closing Date, a certificate executed in its name by its Treasurer or Assistant Treasurer, in form and substance satisfactory to SIF and dated as of the Closing Date, to the effect that, on a pro forma basis, reflecting the combined assets of the Latin America Fund and the Argentina Fund, as of the Closing Date, the percentage of the combined fund's assets invested in securities of Argentine issuers is equal to or less than 10% of the fund's net assets.

         7.10. Further Conditions Precedent to Obligations of SIF, on behalf of the Latin America Fund, and the Argentina Fund.

         If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Latin America Fund, the Argentina Fund shall, and if any of such conditions do not exist on or before the Closing Date with respect to the Argentina Fund, SIF, on behalf of the Latin America Fund, shall, at their respective option, not be required to consummate the transaction contemplated by this Agreement.

         7.11. The Agreement and the transaction contemplated herein shall have been approved by the requisite vote of the holders of the outstanding Shares of the Argentina Fund in accordance with the provisions of the Argentina Fund's Charter and applicable law and certified reports of the votes evidencing such approval shall have been delivered to the Latin America Fund.

         7.12. On the Closing Date no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

         7.13. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no-action" positions of and exemptive orders from such, federal and state authorities) deemed necessary by SIF, on behalf of the Latin America Fund, or the Argentina Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Latin America Fund or the Argentina Fund, provided that either party hereto may for itself waive any of such conditions.

         7.14. The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         7.15. The Argentina Fund shall have received a favorable opinion of Willkie Farr & Gallagher and the Latin America Fund shall have received a favorable opinion of Dechert, in each case addressed to, and in form and substance satisfactory to, the relevant Fund substantially to the effect that, based upon certain facts, assumptions and representations, for federal income tax purposes:

                  (a) The transfer of all of the Argentina Fund's assets to SIF, on behalf of the Latin America Fund, in exchange solely for the Latin America Fund Shares and the assumption by SIF, on behalf of Latin America Fund, of the liabilities of the Argentina Fund, followed by the distribution of such Latin America Fund Shares to the stockholders of the Argentina Fund in exchange for their shares of the Argentina Fund in complete liquidation of the Argentina Fund, shall constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Latin America Fund and the Argentina Fund shall each be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss shall be recognized by the Latin America Fund upon the receipt of the assets of the Argentina Fund solely in exchange for the Latin America Fund Shares and the assumption by SIF, on behalf of the Latin America Fund, of the liabilities of the Argentina Fund; (c) no gain or loss shall be recognized by the Argentina Fund upon the transfer of all of the Argentina Fund's assets to SIF, on behalf of to the Latin America Fund, in exchange solely for the Latin America Fund Shares and the assumption by SIF, on behalf of the Latin America Fund, of the liabilities of the Argentina Fund or upon the distribution of the Latin America Fund Shares to the Argentina Fund's stockholders in complete liquidation of the Argentina Fund; (d) no gain or loss shall be recognized by stockholders of the Argentina Fund upon the exchange of their Argentina Fund shares solely for the Latin America Fund Shares or upon the assumption by SIF, on behalf of the Latin America Fund, of the liabilities of the Argentina Fund; (e) the aggregate tax basis for the Latin America Fund Shares received by each stockholder of the Argentina Fund pursuant to the Reorganization shall be the same as the aggregate tax basis of shares of the Argentina Fund exchanged therefor, and the holding period of the Latin America Fund Shares to be received by each stockholder of Argentina Fund shall include the holding period of the shares of the Argentina Fund exchanged therefor (provided such shares of the Argentina Fund were held as capital assets on the date of the Reorganization); and (f) the tax basis of the Argentina Fund's assets acquired by SIF, on behalf of the Latin America Fund, shall be, in each instance, the same as the tax basis of such assets to the Argentina Fund immediately prior to the Reorganization, and the holding period of the assets of the Argentina Fund in the hands of the Latin America Fund shall include the period during which those assets were held by the Argentina Fund.

         Notwithstanding anything herein to the contrary, neither SIF, on behalf of the Latin America Fund, nor the Argentina Fund may waive the condition set forth in this paragraph 7.15. No opinion will be expressed by Dechert or Willkie Farr & Gallagher, however, as to whether any gain or loss will be recognized (a) by the Argentina Fund in connection with the transfer from the Argentina Fund to SIF, on behalf of the Latin America Fund, of any Section 1256 contracts (as defined in Section 1256 of the Code) or (b) by the Argentina Fund or the Latin

America Fund in connection with any dispositions of assets by the Argentina Fund or SIF, on behalf of the Latin America Fund, prior to or following the Reorganization.

8.       BROKERAGE FEES AND EXPENSES

         8.1. SIF, on behalf of the Latin America Fund, and the Argentina Fund each represents and warrants to the other, that there are no brokers or finders or other similar entities entitled to receive any payments in connection with the transaction provided for herein.

         8.2. The expenses of entering into and carrying out the provisions of this Agreement, whether or not consummated, shall be borne exclusively by the Argentina Fund and ZSI, the Argentina Fund's and the Latin America Fund's investment adviser, as follows: 50% by the Argentina Fund and 50% by ZSI to the extent those expenses exceed the costs of the proxy statement for the 2000 Argentina Fund annual meeting of stockholders, which costs will be borne 70% by the Argentina Fund and 30% by ZSI. Any such expenses borne by ZSI that relate to the Argentina Fund shall be solely and directly related to the Reorganization, within the meaning of Revenue Ruling 73-54, 1973-1 C.B. 187.

9.       ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         9.1. SIF, on behalf of the Latin America Fund, and the Argentina Fund agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement among the parties.

         9.2. The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transaction contemplated hereunder.

10.      TERMINATION

         10.1. This Agreement may be terminated at any time at or prior to the Closing Date by: (1) mutual agreement of the parties; (2) by either party in the event the other party shall, materially breach any representation, warranty or agreement contained herein to be performed at or prior to the Closing Date; or
(3) by either party in the event a condition herein expressed to be precedent to the obligations of the terminating party or parties has not been met and it reasonably appears that it will not or cannot be met.

         10.2. In the event of any such termination, there shall be no liability for damages on the part of either SIF, on behalf of the Latin America Fund, or the Argentina Fund, or their respective directors, trustees or officers, to the other party.

11.      AMENDMENTS

         This Agreement may be amended, modified or supplemented in writing in such manner as may be mutually agreed upon by the authorized officers of SIF, on behalf of the Latin America Fund, and the Argentina Fund; provided, however, that following the meeting of the Argentina Fund's stockholders called by the Argentina Fund pursuant to paragraph 5.2, no such amendment may have the effect of changing the provisions for determining the number of the Latin America Fund Shares to be issued to the Argentina Fund Stockholders under this

Agreement to the detriment of such stockholders without their further approval. Notwithstanding the above, the officers of SIF and the Argentina Fund waive compliance with any condition to closing, other than the condition set forth in
Section 7.15.

12.      NOTICES

         12.1. Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Argentina Fund at:

                  c/o Zurich Scudder Investments, Inc.
                  345 Park Avenue

                  New York, NY  10154
                  Attention:  [___________]

with a copy to:

                  Rose F. DiMartino, Esq.
                  Willkie Farr & Gallagher
                  787 Seventh Avenue
                  New York, NY  10019

or to SIF, on behalf of the Latin America Fund, at:

                  c/o Zurich Scudder Investments, Inc.
                  345 Park Avenue
                  New York, NY   10154
                  Attention:  [___________]

with a copy to:

                  Joseph R. Fleming, Esq.
                  Dechert
                  Ten Post Office Square o South
                  Boston, MA 02109-4603

13.      HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
LIABILITY

         13.1. The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         13.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

                            [Signature page follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its Chairman of the Board, President or Vice President, or in the case of ZSI, an authorized person and attested to by its Secretary or Assistant Secretary, or in the case of ZSI, an authorized person.

         THE ARGENTINA FUND, INC.

               By:
                  -------------------------------------
                   Name:
                   Title:



               Attest:
                      ---------------------------------
                        Name:
                        Title:



         SCUDDER INTERNATIONAL FUND, INC., ON BEHALF OF

           SCUDDER LATIN AMERICA FUND

               By:
                  -------------------------------------
                   Name:
                   Title:



               Attest:
                      ---------------------------------
                        Name:
                        Title:


         ZURICH SCUDDER INVESTMENTS, INC.

               By:
                  -------------------------------------
                   Name:
                   Title:



               Attest:
                      ---------------------------------
                        Name:
                        Title:

                                                                       EXHIBIT B

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

The Plan


        The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through Scudder Investments Service Company, the Plan Agent.

Automatic Participation

        Each stockholder of record is automatically a participant in the Plan unless the stockholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

        Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by Scudder Investments Service Company, as dividend paying agent.

Shares Held by a Nominee

        If your shares are held in the name of a brokerage firm, bank, or other nominee as the stockholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

        If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the stockholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If on the Valuation Date the Fund's shares are trading at a discount to net asset value, the Fund will use the dividend or distribution (less each participant's pro rata share of brokerage commissions) to buy Fund shares in the open market for the participant's account. Such purchases will be made on or shortly after the payment date for such dividend or distribution, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with federal securities law. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

        Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

Participant Plan Accounts

        The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a stockholder meeting or by proxy.

No Service Fee to Reinvest

        There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distribution payable only in cash.

Costs for Cash Purchases

        With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $1.00 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

        Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

        The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, only by giving at least 30 days' written notice to participants in the Plan (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority).

        A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

        If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

        You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o Scudder Investments Service Company, P.O. Box 219153, Kansas City, MO 64121-9153, 1-800-294-4366.

                                                                        APPENDIX



                            THE ARGENTINA FUND, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints David E. Hartman, Juris Padegs and Kathryn L. Quirk and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of The Argentina Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of The Argentina Fund, Inc. to be held at the offices of Zurich Scudder Investments, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154, on Tuesday, October 16, 2001 at 2:00 p.m., Eastern time, and at any adjournments thereof.

Unless otherwise specified in the squares provided, the undersigned's vote will be cast FOR the Items listed below.

1. To approve an Agreement and Plan of Reorganization dated as of ________, 2001 (the "Plan") between the Argentina Fund and Scudder International Fund, Inc. ("SIF"), on behalf of Scudder Latin America Fund (the "Latin America Fund"), a series of SIF, whereby (i) SIF on behalf of the Latin America Fund would acquire all the assets and assume all the liabilities of the Argentina Fund, (ii) SIF would issue Class M shares of the Latin America Fund (the "Latin America Fund Shares") to the Argentina Fund in exchange therefor, (iii) such Latin America Fund Shares would be distributed to stockholders of the Argentina Fund in liquidation of the Argentina Fund, and (iv) the Argentina Fund would subsequently be dissolved under Maryland law and de-registered under the Investment Company Act of 1940, as amended, and its shares would be de-listed from trading on the New York Stock Exchange, Inc.

                 FOR                AGAINST            ABSTAIN
                 [ ]                  [ ]                [ ]

2.      The election of two directors:

        FOR all nominees listed    [ ]        WITHHOLD AUTHORITY      [ ]
        below (except as marked               to vote for all nominees
        to the contrary below)                listed below

Nominees:
Class III:  Ronaldo A. da Frota Nogueira and Susan Kaufman Purcell

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

-----------------------------------
                                                      (continued on other side)

        The Proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.

                                Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                -----------------------------------------------
                                           (Signature of Stockholder)


                                -----------------------------------------------
                                        (Signature of joint owner, if any)


                                Date                                      , 2001
                                    --------------------------------------


              PLEAS SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
                             NO POSTAGE IS REQUIRED.

                         [INTERNET VOTING INSTRUCTIONS]

                       SUBJECT TO COMPLETION JULY 11, 2001

            STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 14, 2001

                          ACQUISITION OF THE ASSETS OF

                            THE ARGENTINA FUND, INC.
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                 (800) 349-4281

                        BY AND IN EXCHANGE FOR SHARES OF

                           SCUDDER LATIN AMERICA FUND
                 (A SERIES OF SCUDDER INTERNATIONAL FUND, INC.)
                                 345 PARK AVENUE
                            NEW YORK, NEW YORK 10154

                                 (800) 728-3337

        This Statement of Additional Information, relating specifically to the proposed transfer of all of the assets of The Argentina Fund, Inc. (the "Argentina Fund") to Scudder International Fund, Inc. ("SIF") on behalf of its series Scudder Latin America Fund (the "Latin America Fund") in exchange for shares of the Latin America Fund and the assumption by SIF on behalf of the Latin America Fund of the liabilities of the Argentina Fund (the "Acquisition"), consists of this cover page, the information contained herein, and the following documents, each of which has been filed electronically with the Securities and Exchange Commission (the "SEC") and is incorporated by reference herein:

                1. Statement of Additional Information of the Latin America Fund relating to its Class M shares dated August 24, 2001.

                2. Annual Report of the Argentina Fund for the fiscal year ended October 31, 2000, and Semi-Annual Report of the Argentina Fund for the six-month period ended April 30, 2001.

                 3. Annual Report of the Latin America Fund for the fiscal year ended October 31, 2000, and Semi-Annual Report (unaudited) of the Latin America Fund for the six-month period ended April 30, 2001 which accompany the Prospectus/Proxy Statement.

        This Statement of Additional Information is not a prospectus and should be read only in conjunction with the Prospectus/Proxy Statement, dated August 14, 2001, relating to the Acquisition. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling or writing the funds c/o Zurich Scudder Investments, Inc. at the telephone number or address set forth above.

                                TABLE OF CONTENTS

COMPARISON OF INVESTMENT LIMITATIONS.........................................................1

FINANCIAL STATEMENTS........................................................................20

PRO FORMA FINANCIAL STATEMENTS..............................................................20

                      COMPARISON OF INVESTMENT LIMITATIONS

        INVESTMENT LIMITATIONS. As noted in the Prospectus/Proxy Statement, the Latin America Fund and the Argentina Fund have adopted certain fundamental and non-fundamental investment limitations. Fundamental investment limitations may not be changed without the affirmative vote of the holders of a majority of the relevant Fund's outstanding shares. The discussion below provides more detailed information on each Fund's fundamental and nonfundamental investment limitations.

        As a fundamental limitation, the Argentina Fund may not purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to options, futures and forward contracts, and also may not make short sales of securities or maintain a short position. The Latin America Fund has similar restrictions, except that they are classified as non-fundamental, and that the Latin America Fund may engage in short sales against the box. Both Funds have a fundamental restriction regarding borrowing money: the Latin America Fund may only do so if permitted under the 1940 Act and the Argentina Fund may do so for temporary or emergency purposes, as well as for the clearance of transactions or for the purpose of purchasing the Fund's common stock in an aggregate value amount not to exceed 33 1/3% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). The Argentina Fund may also pledge its assets to secure such borrowings. For the purposes of this investment restriction, collateral arrangements with respect to the writing of options or the purchase or sale of futures contracts or related options or forward currency contracts are not deemed a pledge of assets or the issuance of a senior security. The Latin America Fund has no prohibitions on the pledging of its assets, although as a non-fundamental policy, the Latin America Fund has restricted any borrowings to amounts not greater than 5% of its total assets, except (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls or other investment transactions described in its registration statement which may be deemed borrowings.

        The Latin America Fund and the Argentina Fund also have fundamental restrictions against issuing senior securities, although the Latin America Fund may do so if permitted under the 1940 Act. The Latin America Fund may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time. The Argentina Fund may not invest more that 25% of its total assets in a particular industry. Neither Fund may act as an underwriter, except to the extent that, in connection with the disposition of portfolio securities, a fund may be deemed to be an underwriter under applicable law. In addition, the Latin America Fund may not purchase or sell real estate, except that the Latin America Fund may purchase or sell securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein and may hold and sell real estate acquired as a result of the Fund's ownership of securities. The Argentina Fund may not buy and sell real estate or interests in real estate or commodities or commodity contracts, although it may purchase and sell securities that are secured by real estate or commodities and securities of companies that invest or deal in real estate or commodities. The Latin America Fund may not purchase physical commodities or commodity contracts relating to physical commodities.

        The Argentina Fund may not make loans; however, the Fund may (i) acquire debt securities pursuant to its investment policies, (ii) enter into repurchase agreements and (iii) lend portfolio securities in an amount not to exceed 25% of the Fund's total assets. The Latin America Fund may not make loans except as permitted under the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction, from time to time.

        NONFUNDAMENTAL INVESTMENT LIMITATIONS. The Latin America Fund may not enter into either of reverse repurchase agreements or dollar rolls in an amount greater than 5% of its total assets. Further, the Latin America Fund may not purchase options, unless the aggregate premiums paid on all such options held by the Latin America Fund at any time do not exceed 20% of its total assets; or sell put options, if as a result the aggregate value of the obligations underlying such put options would exceed 50% of its total assets. Although authorized to do so, the portfolio managers of the Latin America Fund have no current intention to utilize these strategies to a significant extent.

        The Latin America Fund may not enter into futures contracts or purchase options thereon unless immediately after the purchase, the value of the aggregate initial margin with respect to such futures contracts entered into on behalf of the Latin America Fund and the premiums paid for such options on futures contracts does not exceed 5% of the fair market value of the Latin America Fund's total assets; provided that, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in computing the 5% limit. The Latin America Fund may not purchase warrants if as a result such securities, taken at the lower of cost or market value, would represent more than 5% of the value of the Latin America Fund's total assets (for this purpose, warrants acquired in units or attached to securities will be deemed to have no value). Although the Latin America Fund has no fundamental policy limiting the amount in which it may lend its portfolio securities, it currently intends as a nonfundamental policy to limit securities lending to 5% of its total assets. Also, the Latin America Fund may not invest more than 15% of its net assets in illiquid securities.

        The Argentina Fund may not (i) invest for the purpose of exercising control or management of another issuer; (ii) invest more than 25% of its net assets in illiquid securities; or (iii) purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as result more than 25% of the Fund's total assets would then be invested in securities of a single issuer; or (iv) participate on a joint and several basis in any trading account in securities.

                              FINANCIAL STATEMENTS

        The Annual Reports of the Latin America Fund and the Argentina Fund for the fiscal year ended October 31, 2000, each including audited financial statements, notes to the financial statements and report of independent auditors, are incorporated by reference herein. Each Fund's Semi-Annual Report for the six-month period ended April 30, 2001 is also incorporated by reference herein. The Latin America Fund's Annual Report for the fiscal year ended October 31, 2000 and the Latin America Fund's Semi-Annual Report for the six-month period ended April 30, 2001 also accompany the Prospectus/Proxy Statement. The Funds will furnish a copy of the Annual Reports or Semi-Annual Reports, without charge, by calling by calling 800-349-4281.

                   PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

        The following tables set forth the unaudited pro forma portfolio of investments of the Funds as of April 30, 2001, the unaudited pro forma condensed Statement of Assets and Liabilities as of April 30, 2001 and the unaudited pro forma condensed Statement of Operations for the twelve month period ended April 30, 2001 of the Funds as adjusted giving effect to the Acquisition. These financial statements have been derived from the books and records utilized in calculating the net asset values for each Fund.

PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2001 (UNAUDITED)
                                                                                                      THE
                                                                                  SCUDDER LATIN    ARGENTINA     PRO FORMA
                                                                                  AMERICA FUND       FUND         COMBINED
                                                                                    PAR/SHARE      PAR/SHARE     PAR/SHARE
                                                                                     AMOUNT         AMOUNT         AMOUNT
                                                                                 --------------------------------------------
REPURCHASE AGREEMENTS 2.8%

                                    Repurchase Agreement with Salomon Smith
                                    Barney, 4.62%, 05/01/2001                         11,871,000     2,120,000     13,991,000


TOTAL REPURCHASE AGREEMENTS (COST OF $11,871,000, $2,120,000, AND $13,991,000,
RESPECTIVELY)


PREFERRED STOCKS 0.3%

              ARGENTINA             Nortel Inversora "A" (ADR)                                          35,127         35,127
                                    Nortel Inversora "B" (ADR)                                          88,685         88,685


TOTAL PREFERRED STOCKS (COST OF $0, $1,559,092, AND $1,559,092, RESPECTIVELY)


COMMON STOCKS 96.9%

              ARGENTINA       19.6% Acindar                                                          1,030,000      1,030,000
                                    Banco Frances del Rio de la Plata                                1,157,382      1,157,382
                                    BI SA "A"                                          3,000,000     1,000,000      4,000,000
                                    Capex SA "A"                                                       768,830        768,830
                                    Dalmine Siderca                                                  3,120,505      3,120,505
                                    Gas Natural Ban SA "B"                                             665,184        665,184
                                    Grupo Financiero Galicia SA "B" (ADR)                              140,000        140,000
                                    Grupo Financiero Galicia SA "B"                                  5,745,557      5,745,557
                                    Inversiones y Representaciones SA (GDR)                            341,329        341,329
                                    Juan Minetti y Cia "B"                                           1,427,263      1,427,263
                                    Loma Negra Cia. SA                                                 448,653        448,653
                                    Massalin Particulares SA                                           574,972        574,972
                                    MetroGas SA"B" (ADR)                                               377,475        377,475
                                    Molinos Rio de la Plata "B"                                      1,004,047      1,004,047
                                    Perez Companc SA "B" (ADR)                           470,045       711,030      1,181,075
                                    Quilmes Industrial SA                                              569,250        569,250
                                    Quilmes Industrial SA (ADR)                                        130,000        130,000
                                    Quimica Estrella "B"                                               227,160        227,160
                                    Siderar SAIC "A"                                                 1,552,796      1,552,796
                                    Telecom Argentina SA "B" (ADR)                       325,000       676,232      1,001,232
                                    Transportadora de Gas del Sur "B"                                1,956,215      1,956,215





              BRAZIL          33.9% Aracruz Celulose SA "B" (ADR)                        415,000                      415,000
                                    Banco Bradesco SA (pfd.) (ADR)                     1,030,000                    1,030,000
                                    Banco Itau SA (pfd.)                             255,153,400    68,600,000    323,753,400
                                    Brasil Telecom Participacoes SA (pfd.) (ADR)         195,200                      195,200
                                    Companhia de Bebidas das Americas (pfd.)          74,000,000                   74,000,000
                                    Companhia de Bebidas das Americas (pfd.)
                                    (ADR)                                                              256,500        256,500
                                    Companhia Vale do Rio Doce (pfd.) (ADR)              435,000                      435,000
                                    Embratel Participacoes SA (pfd.) (ADR)               128,200                      128,200


PRO FORMA
PORTFOLIO OF INVESTMENTS
AS OF APRIL 30, 2001 (UNAUDITED)
                                                                                   SCUDDER         THE
                                                                                    LATIN       ARGENTINA    PRO FORMA
                                                                                AMERICA FUND      FUND        COMBINED
                                                                                  VALUE ($)     VALUE ($)    VALUE ($)
                                                                                ----------------------------------------
REPURCHASE AGREEMENTS 2.8%

                                    Repurchase Agreement with Salomon Smith
                                    Barney, 4.62%, 05/01/2001                      11,871,000     2,120,000   13,991,000

                                                                                ----------------------------------------
TOTAL REPURCHASE AGREEMENTS (COST OF $11,871,000, $2,120,000, AND $13,991,000,     11,871,000     2,120,000   13,991,000
RESPECTIVELY)
                                                                                ----------------------------------------

PREFERRED STOCKS 0.3%

              ARGENTINA             Nortel Inversora "A" (ADR)                                      449,022      449,022
                                    Nortel Inversora "B" (ADR)                                      926,758      926,758

                                                                                ----------------------------------------
TOTAL PREFERRED STOCKS (COST OF $0, $1,559,092, AND $1,559,092, RESPECTIVELY)              --     1,375,780    1,375,780
                                                                                ----------------------------------------

COMMON STOCKS 96.9%

              ARGENTINA       19.6% Acindar                                                         846,978      846,978
                                    Banco Frances del Rio de la Plata                            10,420,346   10,420,346
                                    BI SA "A"                                       2,250,000       750,000    3,000,000
                                    Capex SA "A""                                                 1,938,178    1,938,178
                                    Dalmine Siderca                                               6,337,002    6,337,002
                                    Gas Natural Ban SA "B"                                          908,317      908,317
                                    Grupo Financiero Galicia SA "B" (ADR)                         2,093,000    2,093,000
                                    Grupo Financiero Galicia SA "B"                               8,564,092    8,564,092
                                    Inversiones y Representaciones SA (GDR)                       4,577,222    4,577,222
                                    Juan Minetti y Cia "B"                                        1,998,918    1,998,918
                                    Loma Negra Cia. SA                                            3,130,880    3,130,880
                                    Massalin Particulares SA                                      4,342,667    4,342,667
                                    MetroGas SA"B" (ADR)                                          2,831,062    2,831,062
                                    Molinos Rio de la Plata "B"                                   1,677,387    1,677,387
                                    Perez Companc SA "B" (ADR)                      7,191,683    10,878,759   18,070,442
                                    Quilmes Industrial SA                                         4,269,375    4,269,375
                                    Quilmes Industrial SA (ADR)                                   1,214,200    1,214,200
                                    Quimica Estrella "B"                                            193,158      193,158
                                    Siderar SAIC "A"                                              3,572,771    3,572,771
                                    Telecom Argentina SA "B" (ADR)                  5,118,750    10,650,654   15,769,404
                                    Transportadora de Gas del Sur "B"                             2,739,728    2,739,728

                                                                                ----------------------------------------
                                                                                   14,560,433    83,934,694   98,495,127
                                                                                ----------------------------------------

              BRAZIL          33.9% Aracruz Celulose SA "B" (ADR)                   5,893,000                  5,893,000
                                    Banco Bradesco SA (pfd.) (ADR)                  5,825,938                  5,825,938
                                    Banco Itau SA (pfd.)                           20,532,917     5,520,436   26,053,353
                                    Brasil Telecom Participacoes SA (pfd.) (ADR)    8,382,171                  8,382,171
                                    Companhia de Bebidas das Americas (pfd.)       18,100,477                 18,100,477
                                    Companhia de Bebidas das Americas (pfd.)
                                    (ADR)                                                         6,258,600    6,258,600
                                    Companhia Vale do Rio Doce (pfd.) (ADR)        10,195,313                 10,195,313
                                    Embratel Participacoes SA (pfd.) (ADR)          1,162,774                  1,162,774

                                    Petrobras Distribuidora SA (pfd.)                 388,200,000   165,600,000    553,800,000
                                    Petroleo Brasileiro SA (pfd.)                       1,560,000       480,000      2,040,000
                                    Tele Norte Leste Participacoes SA (pfd.)
                                    (ADR)                                               1,028,800                    1,028,800
                                    Telecomunicacoes do Parana SA (pfd.)            1,485,194,454                1,485,194,454
                                    Votorantim Celulose e Papel SA (ADR)                  221,100                      221,100





              CHILE            3.7% Compania Cervecerias Unidas SA (ADR)                  449,500       161,300        610,800
                                    Embotelladora Andina SA "B" (ADR)                     200,000                      200,000
                                    Empresa Nacional de Electricidad Chile (ADR)                        124,849        124,849






              MEXICO          37.5% America Movil SA de CV "L" (ADR)                      704,200                      704,200
                                    Apasco, SA de CV                                    1,924,000                    1,924,000
                                    Cemex SA de CV (ADR)                                  500,000                      500,000
                                    Coca-Cola FEMSA, SA de CV "L" (ADR)                   320,800                      320,800
                                    Fomento Economico Mexicano, SA de CV (ADR)            495,000                      495,000
                                    Grupo Continental SA                               13,488,500                   13,488,500
                                    Grupo Embotelladora Unidas SA de CV "B"             1,839,134                    1,839,134
                                    Grupo Financiero BBVA Bancomer, SA de CV            2,487,600                    2,487,600
                                    Grupo Financiero Banamex Accival SA de CV           5,377,500                    5,377,500
                                    Grupo Financiero Inbursa, SA de CV "O"              1,467,600                    1,467,600
                                    Grupo Industrial Bimbo SA de CV "A"                   175,700                      175,700
                                    Grupo Televisa SA de CV (GDR)                         320,000                      320,000
                                    Kimberly Clark de Mexico SA de CV "A"               6,409,800                    6,409,800
                                    Panamerican Beverages Inc. "A"                        768,500                      768,500
                                    Pepsi-Gemex SA "B"                                  6,543,500                    6,543,500
                                    Telefonos de Mexico SA de CV "L" (ADR)                839,200                      839,200
                                    Walmart de Mexico SA de CV "C"                      7,554,100                    7,554,100







              PANAMA           1.6% Banco Latinoamericano de Exportaciones SA
                                    "E" (ADR)                                             240,000                      240,000



              PERU             0.3% Union de Cerveceria Backus & Johnston SA "T"        6,803,019                    6,803,019


              OTHER            0.3% Banco Santander S.A. (ADR)                                            178,857      178,857



                                    Petrobras Distribuidora SA (pfd.)                 5,965,520     2,544,797    8,510,317
                                    Petroleo Brasileiro SA (pfd.)                    37,874,062    11,653,558   49,527,620
                                    Tele Norte Leste Participacoes SA (pfd.)
                                    (ADR)                                            17,983,424                 17,983,424
                                    Telecomunicacoes do Parana SA (pfd.)              9,338,595                  9,338,595
                                    Votorantim Celulose e Papel SA (ADR)              3,073,290                  3,073,290

                                                                                  -----------------------------------------
                                                                                    144,327,481    25,977,391  170,304,872
                                                                                  -----------------------------------------

              CHILE            3.7% Compania Cervecerias Unidas SA (ADR)             10,922,850     3,919,590   14,842,440
                                    Embotelladora Andina SA "B" (ADR)                 2,150,000                  2,150,000
                                    Empresa Nacional de Electricidad Chile (ADR)                    1,392,066    1,392,066

                                                                                  -----------------------------------------
                                                                                     13,072,850     5,311,656   18,384,506
                                                                                  -----------------------------------------


              MEXICO          37.5% America Movil SA de CV "L" (ADR)                 12,957,280                 12,957,280
                                    Apasco, SA de CV                                  9,885,343                  9,885,343
                                    Cemex SA de CV (ADR)                             11,585,000                 11,585,000
                                    Coca-Cola FEMSA, SA de CV "L" (ADR)               6,255,600                  6,255,600
                                    Fomento Economico Mexicano, SA de CV (ADR)       18,909,000                 18,909,000
                                    Grupo Continental SA                             17,522,649                 17,522,649
                                    Grupo Embotelladora Unidas SA de CV "B"           2,983,992                  2,983,992
                                    Grupo Financiero BBVA Bancomer, SA de CV          1,996,538                  1,996,538
                                    Grupo Financiero Banamex Accival SA de CV        10,057,001                 10,057,001
                                    Grupo Financiero Inbursa, SA de CV "O"            4,841,731                  4,841,731
                                    Grupo Industrial Bimbo SA de CV "A"                 259,226                    259,226
                                    Grupo Televisa SA de CV (GDR)                    12,169,600                 12,169,600
                                    Kimberly Clark de Mexico SA de CV "A"            17,125,155                 17,125,155
                                    Panamerican Beverages Inc. "A"                   13,917,535                 13,917,535
                                    Pepsi-Gemex SA "B"                                1,850,866                  1,850,866
                                    Telefonos de Mexico SA de CV "L" (ADR)           29,036,320                 29,036,320
                                    Walmart de Mexico SA de CV "C"                   16,750,573                 16,750,573

                                                                                  -----------------------------------------
                                                                                    188,103,409             -  188,103,409
                                                                                  -----------------------------------------


              PANAMA           1.6% Banco Latinoamericano de Exportaciones SA
                                    "E" (ADR)                                         7,920,000                  7,920,000
                                                                                  -----------------------------------------


              PERU             0.3% Union de Cerveceria Backus & Johnston SA "T"      1,784,523                  1,784,523
                                                                                  -----------------------------------------
              OTHER            0.3% Banco Santander S.A. (ADR)                                      1,759,953    1,759,953



TOTAL COMMON STOCKS (COST OF $357,571,181, $112,192,252, AND $469,763,433,        -----------------------------------------
RESPECTIVELY)                                                                       369,768,696   116,983,694  486,752,390
                                                                                  -----------------------------------------

TOTAL INVESTMENT PORTFOLIO - 100% (COST OF $369,442,181, $115,871,344, AND        -----------------------------------------
$485,313,525, RESPECTIVELY)                                                         381,639,696   120,479,474  502,119,170

                                                                                  =========================================

PRO FORMA CONDENSED STATEMENT OF ASSETS AND LIABILITIES
AS OF APRIL 30, 2001 (UNAUDITED)

                                LATIN AMERICA           ARGENTINA                                       LATIN AMERICA
                                    FUND                   FUND                    PRO FORMA                FUND
                                  (ACTUAL)               (ACTUAL)                ADJUSTMENTS(1)         (AS ADJUSTED)
                                -------------         -------------              --------------         -------------

Investments, at value           $ 381,639,696         $ 120,479,474                                     $ 502,119,170
Cash and foreign currency, at
 value                                    102                   774                                               876
Other assets less liabilities        (899,989)              397,792                    (437,584) (2)         (939,781)
                                -------------         -------------              --------------         -------------
Net assets                      $ 380,739,809         $ 120,878,040              $     (437,584)        $ 501,180,265
                                =============         =============              ==============         =============
Shares outstanding                                        9,302,808                  (9,302,808)  (3)             -
Net asset value per share                             $       12.99                                     $         -

Shares outstanding                      7,550                   -                           -                   7.550
Net asset value per share,
 Class AARP                     $       20.54         $         -                           -           $       20.54

Shares outstanding                 18,530,605                   -                           -              18,530,605
Net asset value per share,
 Class S                        $       20.54         $         -                           -           $       20.54

Shares outstanding                        -                     -                     5,863,703   (3)       5,863,703
Net asset value per share,
 Class M (4)                    $         -           $         -                           -           $       20.54

(1) See note (1) to Pro Forma Capitalization table contained in the Prospectus/Proxy Statement as to the time of the Acquisition.

(2) Assumes capital gains distributions, without any reinvestment, of $279,084 by the Argentina Fund and one-time proxy, legal, accounting and other costs of the Acquisition of $158,500 to be borne by the Argentina Fund.

(3) See note (3) to Pro Forma Capitalization table contained in the Prospectus/Proxy Statement. Based on the issuance of 5,863,703 Class M Latin America Fund shares and the cancellation of 9,302,808 Argentina Fund shares.

(4) Subject to a 2% redemption fee on all redemptions (including redemptions paid in-kind and exchanges) of class M shares issued during the one-year period following the transaction, payable to the Latin America Fund.

                  PRO FORMA CONDENSED STATEMENT OF OPERATIONS
           FOR THE 12 MONTH PERIOD ENDED APRIL 30, 2001 (UNAUDITED)


                                                                   LATIN                                                LATIN
                                                                  AMERICA         ARGENTINA                            AMERICA
                                                                   FUND             FUND             PRO FORMA          FUND
                                                                 (ACTUAL)         (ACTUAL)          ADJUSTMENTS     (AS ADJUSTED)
                                                               -------------------------------------------------------------------
Investment income:
 Dividend income, net                                           $ 10,297,485    $  5,080,702              --       $ 15,378,187
 Interest income                                                   1,287,602         223,037              --          1,510,639
                                                               -------------------------------------------------------------------
    Total investment income                                       11,585,087       5,303,739                         16,888,826

 Expenses
  Management fee                                                   5,456,467       1,385,346         123,319          6,965,132
  Administrative fee                                               1,527,783              --       2,182,944          3,710,727
  Directors fees                                                      17,178          76,455         (86,205)             7,428
  All other expenses                                               1,091,156         562,653      (1,650,075)             3,734
                                                               -------------------------------------------------------------------
 Total expenses                                                    8,092,584       2,024,454         569,983   (1)   10,687,021
                                                               -------------------------------------------------------------------
Net investment income (loss)                                       3,492,503       3,279,285        (569,983)         6,201,805
                                                               -------------------------------------------------------------------




Net realized and unrealized gain (loss)
 on investment transactions:
 Net realized gain (loss) from investments
     and foreign currency related transactions                    15,262,881         218,940              --         15,481,821
 Net unrealized appreciation (depreciation)
     of investments and foreign currency
     related transactions                                        (45,850,328)    (17,821,500)             --        (63,671,828)
                                                               -------------------------------------------------------------------
                                                                 (30,587,447)    (17,602,560)             --        (48,190,007)
                                                               -------------------------------------------------------------------
Net increase (decrease) in net assets from operations           $(27,094,944)   $(14,323,275)   $   (569,983)      $(41,988,202)
                                                               ===================================================================

(1) Represents estimated increases (decreases) in operating expenses, including new management and administrative fees (assumed to be in effect for the entire 12 month period) directors fees, and other expenses.

                       STATEMENT OF ADDITIONAL INFORMATION
              OF THE LATIN AMERICA FUND RELATING TO CLASS M SHARES
                              DATED AUGUST 24, 2001
                (AS FILED WITH THE COMMISSION ON JULY 10, 2001)
                          IS INCORPORATED BY REFERENCE
                    TO THE N-1A REGISTRATION STATEMENT OF SIF

       THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT OF THE ARGENTINA FUND
                                ARE INCORPORATED
                 BY REFERENCE TO THE MOST RECENT FILINGS THEREOF
                                 BY THAT FUND.

         THE ANNUAL REPORT AND THE SEMI-ANNUAL REPORT (UNAUDITED) OF THE
                               LATIN AMERICA FUND
                    ARE INCLUDED HEREWITH IN THEIR ENTIRETY.

                                     PART C

                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION

        A policy of insurance covering Zurich Scudder Investments, Inc. ("ZSI"), its affiliates, including Scudder Investor Services, Inc., and all of the registered investment companies advised by ZSI insures Scudder International Fund, Inc.'s ("the Registrant") directors and officers and others against liability arising by reason of an alleged breach of duty caused by any negligent act, error or accidental omission in the scope of their duties.

Article Tenth of Registrant's Articles of Incorporation states as follows:

TENTH: Liability and Indemnification
------ -----------------------------
        To the fullest extent permitted by the Maryland General Corporation Law and the Investment Company Act of 1940, no director or officer of the Corporation shall be liable to the Corporation or to its stockholders for damages. The limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation, whether or not such person is a director or officer at the time of any proceeding in which liability is asserted. No amendment to these Articles of Amendment and Restatement or repeal of any of its provisions shall limit or eliminate the benefits provided to directors and officers under this provision with respect to any act or omission which occurred prior to such amendment or repeal.

        The Corporation, including its successors and assigns, shall indemnify its directors and officers and make advance payment of related expenses to the fullest extent permitted, and in accordance with the procedures required by Maryland law, including Section 2-418 of the Maryland General Corporation law, as may be amended from time to time, and the Investment Company Act of 1940. The By-laws may provide that the Corporation shall indemnify its employees and/or agents in any manner and within such limits as permitted by applicable law. Such indemnification shall be in addition to any other right or claim to which any director, officer, employee or agent may otherwise be entitled.

        The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, partner, trustee, employee or agent of another foreign or domestic corporation, partnership, joint venture, trust or other enterprise or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the Corporation would have had the power to indemnify against such liability.

        The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon such rights in serving or continuing to serve in the capacities indicated herein. No amendment of these Articles of Amendment and Restatement shall impair the rights of any person arising at any time with respect to events occurring prior to such amendment.

        Nothing in these Articles of Amendment and Restatement shall be deemed to (i) require a waiver of compliance with any provision of the Securities Act of 1933, as amended, or the Investment Company Act of 1940, as amended, or of any valid rule, regulation or order of the Securities and Exchange Commission under those Acts or (ii) protect any director or officer of the Corporation against any liability to the Corporation or its stockholders to which he would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of his or her duties by reason of his or her reckless disregard of his or her obligations and duties hereunder.

Article V of Registrant's Amended and Restated By-Laws states as follows:

                                    ARTICLE V
                                    ---------
                          INDEMNIFICATION AND INSURANCE
                          -----------------------------

Section 1.      Indemnification of Directors and Officers. Any person who was or
---------       -----------------------------------------
is a party or is threatened to be made a party in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is a current or former Director or officer, of the Corporation, or is or was serving while a Director or officer of the Corporation at the request of the Corporation as a Director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, enterprise or employee benefit plan, shall be indemnified by the Corporation against judgments, penalties, fines, excise taxes, settlements and reasonable expenses (including attorneys' fees) actually incurred by such person in connection with such action, suit or proceeding to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or hereafter in force, except that such indemnity shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

Section 2.      Advances. Any current or former Director or officer of the
---------       --------
Corporation claiming indemnification within the scope of this Article V shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with proceedings to which he is a party in the manner and to the fullest extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or hereafter in force; provided however, that the person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking by or on behalf of the Director to repay any such advance if it is ultimately determined that he is not entitled to indemnification, and provided further that at least one of the following additional conditions is met: (1) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (2) the Corporation is insured against losses arising by reason of the advance; or (3) a majority of a quorum of Directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the 1940 Act, as amended, nor parties to the proceeding ("disinterested non-party Directors") or independent legal counsel, in a written opinion, shall determine, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

Section 3.      Procedure. At the request of any current or former Director or
---------       ---------
officer, or any employee or agent whom the Corporation proposes to indemnify, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statues are now or hereafter in force, whether the standards required by this Article V have been met; provided, however, that indemnification shall be made only following: (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct, by (a) the vote of the majority of a quorum of disinterested non-party Directors or (b) an independent legal counsel in a written opinion.

Section 4.      Indemnification of Employees and Agents. Employees and agents
---------       ---------------------------------------
who are not officers or Directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, in accordance with the procedures set forth in this Article V to the extent permissible under the Maryland General Corporation Law, the Securities Act of 1933 and the 1940 Act, as such statutes are now or thereafter in force, and to such further extent, consistent with the foregoing, as may be provided by action of the Board of Directors or by contract.

Section 5.      Other Rights. The indemnification provided by this Article V
---------       ------------
shall not be deemed exclusive of any other right, in respect of indemnification or otherwise, to which those seeking such indemnification may be entitled under any insurance or other agreement, vote of stockholders or disinterested Directors or otherwise, both as to action by a Director or officer of the Corporation in his official capacity and as to action by such person in another capacity while holding such office or position, and shall continue as to a person who has ceased to be a Director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 6.      Constituent, Resulting or Surviving Corporations. For the
---------       ------------------------------------------------
purposes of this Article V, references to the "Corporation" shall include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation so that any person who is or was a Director, officer, employee or agent of a constituent corporation or is or was serving at the request of a constituent corporation as a Director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under this Article V with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.

ITEM 16. EXHIBITS

(1)     (a)(1)  Articles of Amendment and Restatement of the Registrant as of
                January 24, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the

                Registrant's Registration Statement on form N-1A, as amended (the "Registration Statement").)

        (a)(2) Articles Supplementary dated September 17, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (a)(3) Articles Supplementary dated December 1, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (a)(4) Articles Supplementary dated August 3, 1994. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (a)(5) Articles Supplementary dated February 20, 1996. (Incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 46 to the Registration Statement.)

        (a)(6) Articles Supplementary dated September 5, 1996. (Incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 52 to the Registration Statement.)

        (a)(7) Articles Supplementary dated December 12, 1996. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

        (a)(8) Articles Supplementary dated March 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

        (a)(9) Articles Supplementary dated December 23, 1997. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

        (a)(10) Articles Supplementary dated March 2,1998. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

        (a)(11) Articles Supplementary dated March 31, 1998. (Incorporated by reference to Post-Effective Amendment No. 65 to the Registration Statement.)

        (a)(12) Articles of Transfer from Scudder Institutional Fund, Inc. dated April 3, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (a)(13) Articles Supplementary dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

        (a)(14) Articles Supplementary dated March 31, 2000. (Incorporated by reference to Post-Effective Amendment No. 79 to the Registration Statement.)

        (a)(15) Articles Supplementary dated December 26, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (a)(16) Form of Articles Supplementary is filed herein.

(2)     (b)(1)  Amended and Restated By-Laws of the Registrant dated March 4,
                1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (b)(2) Amended and Restated By-Laws of the Registrant dated September 20, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (b)(3) Amended and Restated By-Laws of the Registrant dated December 12, 1991. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (b)(4) Amended and Restated By-Laws of the Registrant dated September 4, 1996. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

        (b)(5) Amended and Restated By-Laws of the Registrant dated December 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 59 to the Registration Statement.)

        (b)(6) Amended and Restated By-Laws of the Registrant dated February 7, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(7) Amended and Restated By-Laws of the Registrant dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(3)             Inapplicable.

(4) Form of Agreement and Plan of Reorganization is filed herein as Exhibit A to Part A of the N-14 Registration Statement.

(5)             Inapplicable.

(6)     (d)(1)  Investment Management Agreement between the Registrant, on behalf of Scudder International Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(2) Investment Management Agreement between the Registrant, on behalf of Scudder Latin America Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(3) Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Scudder Kemper Investments, Inc.

                dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(4) Investment Management Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(5) Investment Management Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(6) Investment Management Agreement between the Registrant, on behalf of Scudder International Growth and Income Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(7) Investment Management Agreement between the Registrant, on behalf of Scudder International Value Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(8) Investment Management Agreement between the Registrant, on behalf of Scudder International Growth Fund, and Scudder Kemper Investments, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (d)(9) Form of Investment Management Agreement between the Registrant, on behalf of Scudder International Fund, Inc. and Scudder Kemper Investments, Inc. dated August 28, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (d)(10) Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund and Scudder Kemper Investments, Inc. dated May 8, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (d)(11) Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund and Scudder Kemper Investments, Inc. dated October 2, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (d)(12) Amended and Restated Investment Management Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund and Scudder Kemper Investments, Inc. dated October 2, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (d)(13) Research and Advisory Agreement between Scudder International Fund, Inc. (on behalf of Scudder Pacific Opportunities Fund) and Scudder Kemper Singapore Ltd., restated September 1, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(7)     (e)(1)  Underwriting Agreement between the Registrant and Scudder
                Investor Services, Inc. dated September 7, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (e)(2) Underwriting Agreement between the Registrant and Scudder Investor Services, Inc. dated May 8, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (e)(3) Underwriting and Distribution Services Agreement between the Registrant and Kemper Distributors, Inc., dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

(8)             Inapplicable.

(9)     (g)(1)  Custodian Contract between the Registrant, on behalf of Scudder
                Latin America Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(2) Custodian Contract between the Registrant, on behalf of Scudder Pacific Opportunities Fund, and Brown Brothers Harriman & Co. dated November 25, 1992. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(3) Custodian Contract between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Brown Brothers Harriman & Co. dated October 10, 1994. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

        (g)(4) Custodian Contract between the Registrant and Brown Brothers Harriman & Co. dated March 7, 1995. (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

        (g)(5) Fee schedule for Exhibit (9)(g)(4). (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement.)

        (g)(6) Fee schedule for Exhibit (g)(4) dated July 2000. (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (g)(7) Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Morgan Guaranty Trust Company of New York, Brussels office, dated November 15, 1976. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(8) Fee schedule for Exhibit (9)(g)(7). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(9)  Subcustodian Agreement between Brown Brothers Harriman & Co.
                and The Bank of New York, London office, dated January 30, 1979. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(10) Fee schedule for Exhibit (9)(g)(9). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(11) Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Singapore office, dated June 9, 1980. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(12) Fee schedule for Exhibit (9)(g)(11). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.).

        (g)(13) Master Subcustodian Agreement between Brown Brothers Harriman & Co. and The Chase Manhattan Bank, N.A., Hong Kong office, dated June 4, 1979. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(14) Fee schedule for Exhibit (9)(g)(13). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(15) Master Subcustodian Agreement between Brown Brothers Harriman & Co. and Citibank, N.A., New York office, dated July 16, 1981. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (g)(16) Fee schedule for Exhibit (9)(g)(15). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

(10)    (a)(1)  Rule 12(b)-1 and Administrative Services Plan with respect to
                Scudder International Fund Class R shares. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

        (a)(2) Rule 12b-1 Plan for Scudder International Fund Classes A, B and C shares, dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (a)(3) Rule 12b-1 Plan for Scudder Emerging Markets Growth Fund Classes A, B and C shares, dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (a)(4) Rule 12b-1 Plan for Scudder Greater Europe Growth Fund Classes A, B and C shares, dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (a)(5) Rule 12b-1 Plan for Scudder Latin America Fund Classes A, B and C shares, dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (a)(6) Rule 12b-1 Plan for Scudder Pacific Opportunities Fund Classes A, B and C shares, dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (b)(1) Plan with respect to Scudder International Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 58 to the Registration Statement.)

        (b)(2) Amended Plan with respect to Scudder International Fund pursuant to Rule 18f-3 dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

        (b)(3) Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(4) Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(5) Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(6) Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3. (Incorporated by reference by Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(7) Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(8) Amended and Restated Plan with respect to Scudder Pacific Opportunities Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(9) Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(10) Amended and Restated Plan with respect to Scudder Greater Europe Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(11) Amended and Restated Plan with respect to Scudder Emerging Markets Growth Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(12) Amended and Restated Plan with respect to Scudder International Fund pursuant to Rule 18f-3. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (b)(13) Scudder Funds Amended and Restated Multi-Distribution System Plan. (Incorporated by reference to the Registrant's Registration Statement on Form N-14 filed on December 21, 2000.)

        (b)(14) Form of Amended and Restated Plan with respect to Scudder Latin America Fund pursuant to Rule 18f-3 is filed herein.

(11)            Opinion and Consent of Dechert is filed herein.

(12)    (a)     Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters to be filed as a Post-Effective Amendment to the N-14 Registration Statement after the closing of the Acquisition.

        (b) Opinion and Consent of Dechert with respect to tax matters to be filed as a Post-Effective Amendment to the Registration Statement after the closing of the Acquisition.

(13)    (h)(1)  Transfer Agency and Service Agreement between the Registrant and Scudder Service Corporation dated October 2, 1989. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (h)(2) Fee schedule for Exhibit (13)(h)(1). (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (h)(3) Service Agreement between Copeland Associates, Inc. and Scudder Service Corporation dated June 8, 1995. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.)

        (h)(4) Letter Agreement between the Registrant and Cazenove, Inc. dated January 23, 1978, with respect to the pricing of securities. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (h)(5) COMPASS and TRAK 2000 Service Agreement between the Registrant and Scudder Trust Company dated October 1, 1995. (Incorporated by reference to Exhibit 9(c)(3) to Post-Effective Amendment No. 47 to the Registration Statement.)

        (h)(6) Shareholder Services Agreement between the Registrant and Charles Schwab & Co., Inc. dated June 1, 1990. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (h)(7) Administrative Services Agreement between the Registrant and McGladrey & Pullen, Inc. dated September 30, 1995. (Incorporated by reference to Exhibit 9(d)(2) to Post-Effective Amendment No. 47 to the Registration Statement.)

        (h)(8) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Greater Europe Growth Fund, and Scudder Fund Accounting Corporation dated October 10, 1994. (Incorporated by reference to Post-Effective Amendment No. 44 to the Registration Statement.)

        (h)(9) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Fund, and Scudder Fund Accounting Corporation dated April 12, 1995. (Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement.)

        (h)(10) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Latin America Fund dated May 17, 1995. (Incorporated by reference to Exhibit 9(e)(3) to Post-Effective Amendment No. 47 to the Registration Statement.)

        (h)(11) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Pacific Opportunities Fund dated May 5, 1995. (Incorporated by reference to Exhibit 9(e)(4) to Post-Effective Amendment No. 47 to the Registration Statement.)

        (h)(12) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder Emerging Markets Growth Fund dated May 8, 1996. (Incorporated by reference to Exhibit 9(e)(5) to Post-Effective Amendment No. 49 to the Registration Statement.)

        (h)(13) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Growth and Income Fund dated June 3, 1997. (Incorporated by reference to Post-Effective Amendment No. 56 to the Registration Statement.)

        (h)(14) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Growth Fund dated June 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.)

        (h)(15) Fund Accounting Services Agreement between the Registrant, on behalf of Scudder International Value Fund dated June 30, 1998. (Incorporated by reference to Post-Effective Amendment No. 67 to the Registration Statement.

        (h)(16) Administrative Services Agreement between Scudder International Fund, Inc., on behalf of Scudder International Fund, and Scudder Investors Service Company. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

        (h)(17) Fee schedule for Exhibit (13)(h)(16). (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

        (h)(18) Agency Agreement between Scudder International Fund, Inc., and Kemper Service Company dated June 7, 1999. (Incorporated by reference to Post-Effective Amendment No. 72 to the Registration Statement.)

        (h)(19) Form of Administrative Agreement between the Registrant on behalf of Scudder International Fund, Inc. and Scudder Kemper Investments, Inc. dated October 2, 2000. (Incorporated by reference to Post-Effective Amendment No. 80 to the Registration Statement.)

        (h)(20) Amended and Restated Administrative Services Agreement between the Registrant and Scudder Kemper Investments, Inc., dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(21) Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Pacific Opportunities Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(22) Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Latin America Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(23) Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Greater Europe Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(24) Fund Accounting Services Agreement between the Registrant (on behalf of Scudder Emerging Markets Growth Fund) and Scudder Fund Accounting Corporation, dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(25) Agency Agreement between the Registrant and Kemper Service Company, dated November 13, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(26) Shareholder Services Agreement between the Registrant, for Classes, A, B and C shares, and Kemper Distributors, Inc., dated December 29, 2000 (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (h)(27) Form of Amended and Restated Administrative Services Agreement between the Registrant and Zurich Scudder Investments, Inc. is filed herein.

(14)            Consents of Independent Accountants are filed herein.

(15)            Inapplicable.

(16) Powers of Attorney. (Incorporated by reference to the Registrant's Registration Statement on Form N-14 filed on December 21, 2000.)

(17)    (a)(1)  Form of Proxy is filed herewith as an appendix to Part A of the
                N-14 Registration Statement.

        (a)(2) Code of Ethics (Incorporated by reference to Post-Effective Amendment No. 84 to the Registration Statement.)

        (a)(3) The current Prospectus of the Class M Shares of the Latin America Fund, dated August 24, 2001, (as filed with the Commission on July 10, 2001) is filed herewith.

        (a)(4) The Annual Report of the Latin America Fund for the fiscal year ended October 31, 2000 and the Semi-Annual Report of the Latin America Fund for the six month period ended April 30, 2001, are filed herewith.

ITEM 17.        UNDERTAKINGS

                (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act [17 CFR 230.145c], the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

                (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                (3) The Registrant agrees to file the Opinion and Consent of Willkie Farr & Gallagher with respect to tax matters and the Opinion and Consent of Dechert with respect to tax matters as part of a Post-Effective-Amendment to the N-14 Registration Statement after the closing of the Acquisition.

                                   SIGNATURES



        Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Scudder International Fund, Inc. has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 11th day of July, 2001.



                                            SCUDDER INTERNATIONAL FUND, INC.



                                               By: /s/ Linda C. Coughlin
                                                  ------------------------------
                                                   Linda C. Coughlin, President


        Pursuant to the requirements of the Securities Act of 1933, this Registration Statement on Form N-14 has been signed below by the following persons in the capacities and on the dates indicated.



               SIGNATURE                            TITLE                        DATE
               ---------                            -----                        ----
/s/ Linda C. Coughlin                       President and Director           July 11, 2001
-----------------------------------------
Linda C. Coughlin

                                                   Director                  July 11, 2001
-----------------------------------------
Henry P. Becton, Jr.*

                                                   Director                  July 11, 2001
-----------------------------------------
Dawn-Marie Driscoll*

                                                   Director                  July 11, 2001
-----------------------------------------
Edgar R. Fiedler*

                                                   Director                  July 11, 2001
-----------------------------------------
Keith R. Fox*

                                                   Director                  July 11, 2001
-----------------------------------------
Jean Gleason Stromberg*

               SIGNATURE                            TITLE                        DATE
               ---------                            -----                        ----

                                                   Director                  July 11, 2001
------------------------------------------
Jean C. Tempel*

                                                   Director                  July 11, 2001
------------------------------------------
Steven Zaleznick*

                                                   Treasurer                 July 11, 2001
/s/ John R. Hebble                          (Principal Financial and
------------------------------------------     Accounting Officer)
John R. Hebble


/s/ John Millette                                                            July 11, 2001
------------------------------------------
John Millette, Attorney-in-fact


*Executed pursuant to powers of attorney filed herein as an exhibit to the Registrant's Registration Statement on Form N-14 filed on December 21, 2000.

                                  EXHIBIT INDEX


Exhibit No.           Exhibit
-----------           -------
1(a)(16)              Form of Articles Supplementary.

4. Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to the Proxy
                      Statement/Prospectus forming part of the
                      Registration Statement.

10(b)(14)             Form of Amended and Restated Plan with respect to
                      Scudder Latin America Fund pursuant to Rule 18f-3.

11.                   Opinion and Consent of Dechert.

13(h)(27)             Form of Amended and Restated Administrative
                      Services Agreement between the Registrant and
                      Zurich Scudder Investments, Inc.

14.                   Consents of PricewaterhouseCoopers LLP.

17(a)(1) Form of Proxy Card is filed herewith as an appendix to the Proxy Statement/Prospectus forming part of the Registration Statement.


17(a)(3) Prospectus of the Class M shares of the Latin America Fund dated August 24, 2001, as filed with the Commission on July 10, 2001.


17(a)(4) The Annual Report of the Latin America Fund for the fiscal year ended October 31, 2000 and the Semi-Annual Report
                      (unaudited) of the Latin America Fund for the six month period ended April 30, 2001.